UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-12

CLARIVATE PLC

(Name of Registrant as Specified In Its Charter)
n/a

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

May 7, 2025

London, United Kingdom

Clarivate Plc

Clarivate 2025 Proxy Statement
Dear Fellow Shareholders:
On behalf of our Board of Directors, I am pleased to invite you to the 2025 Annual General Meeting of Shareholders of Clarivate Plc (the “Annual Meeting”), which will be held on Wednesday, May 7, 2025, at the Clarivate corporate headquarters located at 70 St. Mary Axe, London EC3A 8BE, United Kingdom, starting at 1:00 p.m. BST.
The enclosed Notice of the 2025 Annual General Meeting of Shareholders and Proxy Statement describe the business that we will conduct at the meeting and the proposals that the shareholders of Clarivate will consider and vote upon.
All shareholders of record of our ordinary shares at the close of business on March 10, 2025, the Record Date, are entitled to receive notice of, and to vote at, the Annual Meeting, or any continuation, postponement, or adjournment thereof. If you plan to attend the Annual Meeting in person, we encourage you to request an admission ticket in advance. You can request a ticket in advance by following the instructions under “Admission Procedure” in the Proxy Statement. Failure to request an admission ticket in advance will not preclude your attendance at the Annual Meeting in person. However, in each case, an individual must have evidence of ownership of the Company’s ordinary shares as of the Record Date and a valid government-issued photo identification (e.g., a driver’s license or a passport) and should arrive in advance, with sufficient time to be admitted to the Annual Meeting.
Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. If you have elected to receive your proxy materials by mail, please mark, sign, date, and return the proxy card in the envelope accompanying the proxy materials. If you received your proxy materials over the internet, please submit your voting instructions by internet or otherwise in accordance with the instructions provided in the notice of internet availability of proxy materials that you received in the mail. You may also submit your proxy by sending a scanned PDF version of the original proxy card by email to Company.Secretary@clarivate.com. If your shares are held in the name of a bank or broker, submitting your voting instructions by mail, telephone, or internet will depend on the processes of the bank or broker, and you should follow the instructions you receive from your bank or broker.
Returning the proxy card or otherwise submitting your proxy does not deprive you of your right to attend the Annual Meeting and vote. If you decide to attend the Annual Meeting, you will be able to revoke your proxy and vote. Any signed proxy returned and not completed will be voted by management in favor of all proposals presented in the Proxy Statement.
Remember that your shares cannot be voted unless you submit your proxy or attend the Annual Meeting in person. Your participation is important, so please review these materials carefully and submit your voting instructions.
Thank you for your continued support of Clarivate.
Sincerely,
Andy Snyder
Chair of the Board
March [  ], 2025

Clarivate 2025 Proxy Statement
Notice of 2025 Annual General Meeting of
Shareholders
NOTICE IS HEREBY GIVEN that the 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) of Clarivate Plc (“Clarivate” or the “Company”) will be held at the following date, time, and place:
Date Wednesday, May 7, 2025	Place Clarivate Plc Headquarters 70 St. Mary Axe London EC3A 8BE, United Kingdom
Time 1:00 p.m. BST	Record Date March 10, 2025
Items of Business
1.
Re-elect ten directors to serve on the Board of Directors until the next annual general meeting of shareholders or until their respective successors are duly elected and qualified: Valeria Alberola, Jane Okun Bomba, Usama N. Cortas, Suzanne Heywood, Adam T. Levyn, Anthony Munk, Wendell Pritchett, Saurabh Saha, Matti Shem Tov, and Andrew Snyder.

2.
Adopt a resolution, on an advisory, non-binding basis, to approve the compensation of the Company’s named executive officers.

3.
Reappoint PricewaterhouseCoopers LLP as our auditors, ratify their appointment as our independent registered public accountants for the fiscal year 2025 on a non-binding and advisory basis, and authorize the Company’s Board of Directors, acting through its Audit Committee, to determine the fees to be paid to the auditors.

4.
Approve the Clarivate Plc Amended and Restated 2019 Incentive Award Plan.

5.
Authorize the repurchase of the Company’s ordinary shares in open-market transactions (the text of the special resolution for this proposal is set forth below).

6.
Transact such other business, if any, as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

The text of the resolutions in respect of Proposal 5 (which are proposed as a special resolution and an ordinary resolution, respectively) is as follows:
“RESOLVED AS A SPECIAL RESOLUTION, that the Company is hereby authorized to conduct open-market purchases of its ordinary shares from time to time as approved by the Board of Directors; provided that (i) this purchase authority shall extend from May 7, 2025, to May 6, 2030, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company to repurchase ordinary shares pursuant to this resolution shall not be less than $1.00 per share nor in excess of $35.00 per share; and (iii) the Company shall not purchase more than 100,000,000 ordinary shares pursuant to this resolution (without giving effect to purchases pursuant to any other resolution); and further
RESOLVED AS AN ORDINARY RESOLUTION, that, in accordance with Article 58A and subject to Article 57(7) of the Companies (Jersey) Law 1991, any ordinary shares that the Company purchases pursuant to the foregoing resolution may be held by it as treasury shares, and may, at the Company’s option, be canceled, sold, transferred for the purposes of or under an employee share scheme or held without canceling, selling or transferring them.”
Registered shareholders of the Company as of the close of business on the Record Date are eligible to vote at the meeting.

Clarivate 2025 Proxy Statement
You may cast your vote in one of the following ways:
Internet	Online at www.proxyvote.com
Email	Scan a PDF copy of the original voted proxy card and submit via email to Company.Secretary@clarivate.com
Mail	Mail your completed and signed proxy card in the postage-paid envelope provided to Vote Processing, c/o Broadridge 51 Mercedes Way, Edgewood, NY 11717
In Person	Vote in person at the Annual Meeting (see How You Can Vote below for further information)
Any shareholder who is entitled to vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder.
Clarivate’s Board of Directors has fixed the close of business on March 10, 2025 as the record date (the “Record Date”) for the determination of the shareholders entitled to receive notice and to vote at the Annual Meeting or any continuation, postponement, or adjournment thereof.
For ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available for shareholders to review for purposes relevant to the meeting. To arrange to review that list, please send a written request to General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom or by email to Company.Secretary@clarivate.com.
The Company’s audited consolidated financial statements for the year ended December 31, 2024, together with the auditor’s report thereon, will be presented at the Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 7, 2025: The Proxy Statement and our 2024 Annual Report are available at http://ir.clarivate.com.
To receive a printed copy of the Proxy Statement and our Annual Report free of charge by mail, please send a request to Clarivate Plc, Attention: General Counsel, 70 St. Mary Axe, London EC3A 8BE, United Kingdom or by email to Company.Secretary@clarivate.com or call +44 207 4334000.
We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed Proxy Card by mail or by email, or by following the instructions for internet voting provided on the Proxy Card, or, if you hold your shares in the name of a bank or broker, by following the instructions you receive from your bank or broker. Casting a vote by proxy will not limit your rights to vote at the Annual Meeting.
By order of the Board of Directors,
John Doulamis
General Counsel
March [  ], 2025

Clarivate 2025 Proxy Statement

i

Clarivate 2025 Proxy Statement
Proxy Statement for the
2025 Annual General Meeting of Shareholders
of Clarivate Plc
to be held on May 7, 2025
INFORMATION CONCERNING VOTING
AND PROXY SOLICITATION
This proxy statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation by the Board of Directors of Clarivate Plc (the “Board”), a company limited by shares incorporated under the laws of Jersey, Channel Islands, of proxies for the 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) and any continuation, postponement, or adjournment thereof.
This Proxy Statement, the accompanying proxy card, and the Clarivate 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report” and collectively with the Proxy Statement and the accompanying proxy card, the “Proxy Materials”) are first being distributed or made available to shareholders on or about March [ ], 2025.
We are providing notice and electronic access to the Proxy Materials to our shareholders. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) will be mailed on or about March [ ], 2025. The Notice of Internet Availability contains instructions regarding how to access and review the Proxy Materials over the internet or receive a hard copy. The Notice of Internet Availability also provides instructions regarding how to submit a proxy via the internet. We believe that this process allows us to provide shareholders with important information in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you have not received, but would like to receive, a copy of the Proxy Materials in paper format, please follow the instructions for requesting such materials contained in the Notice of Internet Availability.
As used herein, the terms “Company,” “Clarivate,” “we,” “us,” or “our” refer to Clarivate Plc and its consolidated subsidiaries unless otherwise stated or the context otherwise requires.
Our ordinary shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CLVT.”
Date, Time and Location of the Annual Meeting
The Annual Meeting will be held on Wednesday, May 7, 2025, at 1:00 p.m. BST (8:00 a.m. EDT) at the Clarivate corporate headquarters located at 70 St. Mary Axe, London EC3A 8BE, United Kingdom.
How You Can Attend the Annual Meeting
To attend the Annual Meeting in person, you must be entitled to vote, as described below.
If you plan to attend the Annual Meeting in person, we encourage you to request an admission ticket in advance. You can request a ticket in advance by following the instructions under “Admission Procedure” in this Proxy Statement. The General Counsel should receive your written request for an admission ticket on or before May 5, 2025. If you hold your Clarivate ordinary shares through a brokerage account (in “street name”), your request for an admission ticket should include a copy of a brokerage statement reflecting share ownership as of the Record Date. Your ticket will be sent to you prior to the meeting if you follow these instructions. Don’t forget your ticket and government-issued photo identification.

Clarivate 2025 Proxy Statement
Failure to request an admission ticket in advance will not preclude your attendance at the Annual Meeting in person. However, in each case, an individual must have evidence of ownership of the Company’s ordinary shares as of the Record Date and a valid government-issued photo identification (e.g., a driver’s license or a passport) and should arrive in advance, with sufficient time to be admitted to the Annual Meeting.
Contact us if we can explain any of these matters or otherwise help you with your voting instructions or attending the Annual Meeting.
If you cannot attend the Annual Meeting in person, you can listen to the Annual Meeting via a listen-only webcast at the event address set forth below:
https://bit.ly/2025ClarivateAGM
or
https://teams.microsoft.com/l/meetup-join/19%3ameeting_ZTgzNDljNWItNWU4Yy00N2QzLWIxZWEtYjliMTBiZWM5OTgw%40thread.v2/0?context=%7b%22Tid%22%3a%22127fa96e-00b4-429e-95f9-72c2828437a4%22%2c%22Oid%22%3a%2246aacd31-fc35-47a7-bbbd-04d15e7d7415%22%7d
Because the webcast will be listen-only, listening to the webcast will not constitute formal attendance at the Annual Meeting and you will not be able to vote or ask questions through the webcast. Please submit your proxy voting instructions as soon as possible through one of the methods described below to ensure your votes are counted at the Annual Meeting.
Purpose of the Annual Meeting
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
    Proposal 1:
Re-Election of Directors

    Proposal 2:
Advisory Approval of Executive Compensation

    Proposal 3:
Ratification of Appointment of Independent Registered Public Accountants

    Proposal 4:
Approval of the Clarivate Plc Amended and Restated 2019 Incentive Award Plan

    Proposal 5:
Authorization to Repurchase the Company’s Ordinary Shares in Open-Market Transactions

Each of Proposals 1, 2, 3 and 4 will be passed if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
Proposal 5 will be passed if approved by two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
Who Can Vote
Only shareholders who owned our ordinary shares at the close of business on March 10, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting.
All resolutions put to a vote at the Annual Meeting shall be decided on a poll. Each holder of our ordinary shares is entitled to one vote for each share held as of the Record Date. As of the close of business on the Record Date, we had 688,956,113 issued and outstanding ordinary shares, each of which entitles the holder to one vote.
If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are a “shareholder of record.” If you are a shareholder of record, notice of the meeting was sent directly to you. If your shares are held in the name of your bank, broker, nominee, or other holder of record, your shares are held in “street name” and you are considered the “beneficial owner.” Notice of the meeting has been forwarded to you by your bank, broker, nominee, or other holder of record, who is considered, with respect to those shares,

Clarivate 2025 Proxy Statement
the shareholder of record. As the beneficial owner, you have the right to direct your bank, broker, nominee, or other holder of record how to vote your shares by using the voting instructions you received. See “How You Can Vote” below for further information.
There is no cumulative voting in the election of directors.
Appointment of Proxy Holders
The Board asks you to appoint the following individuals as your proxy holders to vote your shares at the Annual Meeting:
Andrew Snyder, Chair of the Board

Matti Shem Tov, Chief Executive Officer

Jonathan Collins, Executive Vice President and Chief Financial Officer

John Doulamis, Senior Vice President and General Counsel

You may make this appointment by using one of the methods described below. If appointed by you, the proxy holders will vote your shares as you direct on the matters described in this Proxy Statement. In the absence of your direction, they will vote your shares as recommended by the Board.
Unless you otherwise indicate on the proxy card, you also authorize your proxy holders to vote your shares on any matters not known by the Board at the time this Proxy Statement was printed and that, under our Articles of Association (the “Articles”), may be properly presented for action at the Annual Meeting.
If you do not wish to appoint the individuals named above as your proxies, you need not do so. Any shareholder who is entitled to vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder. A proxy need not be a shareholder. Any such appointment must be submitted to the Company in accordance with the Articles.
Quorum
A quorum must be present to hold the Annual Meeting, which is shareholders holding in aggregate not less than a simple majority of all voting share capital of the Company in issue present in person or by proxy and entitled to vote, provided that there is present in person or by proxy at least two shareholders entitled to vote.
A quorum is calculated based on the number of shares represented by the shareholders attending in person and by their proxy holders. If you indicate an abstention as your voting preference, your shares will be counted toward a quorum, but they will not be voted on any given proposal. “Broker non-votes” (see “Required Vote” below) will be counted as ordinary shares that are present for the purpose of determining the presence of a quorum but will have no effect with respect to any matter for which a broker does not have authority to vote.
How You Can Vote
Shareholders of record.   You are a shareholder of record if, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust.
You may vote your shares at the Annual Meeting in person or by proxy. Shareholders of record may appoint a proxy by signing, dating, and returning the proxy card in the enclosed postage-paid return envelope or by email, or by following the instructions for internet voting provided on the proxy card. Carefully review and follow the instructions on the enclosed proxy card. The shares represented will be voted in accordance with the directions in the proxy card. A form of proxy different from the enclosed proxy card may be submitted to the Company in the manner contemplated by the Articles.
You can submit your proxy using any of the methods described on your proxy card or below prior to the applicable deadline described below. Proxies must be received by the deadlines set forth in the

Clarivate 2025 Proxy Statement
below table. Any signed proxies returned without instructions will be voted FOR the proposals set forth in the Notice of 2025 Annual General Meeting of Shareholders.
Via the internet:
Go to www.proxyvote.com to vote via the internet using the 16-digit control number you were provided on your proxy card or Notice of Internet Availability. You will need to follow the instructions on the website.
You must register your vote over the internet no later than 11:59 p.m. Eastern time on May 2, 2025.

By email:
A scanned PDF copy of your original completed and signed proxy card may be sent via email to Company.Secretary@clarivate.com.
A proxy card sent to us by email must be received no later than 11:59 p.m. Eastern time on May 2, 2025.

By mail:
If you received a paper copy in the mail of the Proxy Materials and a proxy card, you may mark, sign, date, and return your proxy card in the enclosed postage-paid envelope.
Please mail your proxy card in the enclosed postage-paid return envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA no later than April 18, 2025, in order for us to receive your proxy card by the May 2, 2025 deadline.

In person:
Shareholders of record may vote in person at the Annual Meeting. Submitting a proxy now will not limit your right to change your vote at the Annual Meeting if you attend the Annual Meeting in person.
For information about attending the Annual Meeting, please see “How You Can Attend the Annual Meeting” above.

Beneficial Owners.   Beneficial owners, that is, shareholders whose ordinary shares were not held directly in their name at the close of business on the Record Date but rather in an account with a bank, broker, nominee, or other holder of record (sometimes referred to as holding shares in “street name”) have the right to instruct their broker on how to vote their shares and will receive voting instructions from the holder of record. To do so, you must provide voting instructions to your bank, broker, nominee, or other holder of record by the deadline provided in the Proxy Materials you receive from your bank, broker, nominee, or other holder of record. You must follow the instructions of such bank, broker, nominee, or other holder of record in order for your shares to be voted.
If you are a beneficial owner and wish to vote in person, please advise the holder of record that you wish to attend the Annual Meeting. The holder of record will provide you with evidence of ownership that will be required for admission to the Annual Meeting.
We hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card by mail or by email, or by following the instructions for internet voting provided on the proxy card, or, if you hold your shares in the name of a bank, broker, nominee, or other holder of record, by following their instructions. Casting a vote by proxy will not limit your rights to vote at the Annual Meeting.
Revocation of Proxies
Shareholders can revoke their proxies at any time before they are exercised in any of the following ways:
by voting in person at the Annual Meeting;

by submitting written notice of revocation to the General Counsel prior to 1:00 p.m. British Standard time on May 2, 2025; or

by submitting another proxy — properly executed and delivered — on a later date, but prior to 1:00 p.m. British Standard Time on May 2, 2025.

Clarivate 2025 Proxy Statement
Required Vote
The table below summarizes the proposals that will be voted on, the votes required to approve each item, and how votes are counted.
Please note that “vote cast” means a vote “FOR” or “AGAINST” a proposal. An abstention, or “ABSTAIN” vote, is not a “vote cast” and will not factor into whether a proposal is passed.
Proposal	Vote required	Voting options	Impact of “abstain” or broker non-votes	Broker discretionary voting allowed
Proposal 1 Re-Election of Directors	For each director nominee, a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal 2 Advisory Approval of Executive Compensation	A simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)
Proposal 3 Ratification of Appointment of Independent Registered Public Accountants	A simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	Yes(3)
Proposal 4 Approval of the Clarivate Plc Amended and Restated 2019 Incentive Award Plan	A simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None (1)	No(2)
Proposal 5 Authorization to Repurchase the Company’s Ordinary Shares in Open-Market Transactions	Two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy	“FOR” “AGAINST” “ABSTAIN”	None(1)	No(2)

(1)
A vote marked as “ABSTAIN” or a broker non-vote is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(2)
As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(3)
As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

Please note that under NYSE rules, brokers may not vote your shares on certain “non-routine” matters without your voting instructions. Accordingly, if you do not provide your bank, broker, or other nominee with instructions on how to vote your shares, this will be considered a “broker non-vote” and your bank, broker, or nominee will not be permitted to vote those shares on Proposal 1 (Re-Election of Directors), Proposal 2 (Advisory Approval of Executive Compensation), Proposal 4 (Approval of the Amended and Restated 2019 Incentive Award Plan) or Proposal 5 (Authorization to Repurchase the Company’s Ordinary Shares in Open-Market Transactions). Your bank, broker, or nominee will be entitled to cast votes on Proposal 3 (Ratification of Appointment of Independent Registered Public Accountants). We encourage you to provide instructions to your bank, broker, or nominee regarding the voting of your shares.
Shareholders Who Share an Address (Householding)
Two or more Clarivate shareholders who share an address may receive only one copy of the Proxy Materials or the Notice of Internet Availability, unless the shareholder gives instructions to the contrary.

Clarivate 2025 Proxy Statement
We will deliver promptly a separate copy of the Proxy Materials to any Clarivate shareholder who resides at a shared address and to which a single copy of the documents was delivered, if the shareholder makes a request by contacting the General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom, or by telephone at +44 207 4334000 or by email at Company.Secretary@clarivate.com.
If a broker, bank, or other nominee holds your shares, please contact your broker, bank, or other nominee directly if you have questions about delivery of materials, require additional copies of the Proxy Materials, or wish to receive multiple copies of the Proxy Materials, which would require you to state that you do not consent to householding.
Solicitation of Proxies
We pay the cost of printing and mailing the Notice of 2025 Annual General Meeting of Shareholders, the Annual Report, and all Proxy Materials. We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies by mail, telephone, facsimile, email, and personal solicitation for a fee of $11,000, plus reasonable expenses. Our directors, officers, and other employees may participate in the solicitation of proxies by personal interview, telephone, or email. No additional compensation will be paid to our directors, officers, or other employees for solicitation. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of our ordinary shares.
Presentation of Accounts
Under Jersey law, the directors are required to present the accounts of the Company and the reports of the auditors before shareholders at a general meeting. Therefore, the accounts of the Company for the fiscal year ended December 31, 2024, will be presented to the shareholders at the Annual Meeting.
Final Voting Results of the Annual Meeting
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be disclosed by the Company in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.
Forward-Looking Statements
This Proxy Statement includes statements that express our opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements,” within the meaning of the “safe harbor provisions” of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include those factors discussed under the caption “Risk Factors” in our Annual Report, along with our other filings with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Clarivate 2025 Proxy Statement

Important Reminder
Please promptly provide your voting instructions by submitting your proxy in writing or by internet, or if you hold your ordinary shares through a bank, broker, or other nominee, as instructed by your bank, broker, or other nominee.
To appoint a proxy, you may sign, date, and return the enclosed proxy card in the postage-paid return envelope, or email it to Company.Secretary@clarivate.com, or follow the instructions for internet voting provided on the proxy card. We must receive your proxy card or internet voting instructions by 11:59 p.m. Eastern time on May 2, 2025. If mailing, please mail your proxy card no later than April 18, 2025.
Submitting voting instructions by proxy will not limit your rights to attend or vote at the Annual Meeting.

Clarivate 2025 Proxy Statement
PROPOSAL 1: RE-ELECTION OF DIRECTORS
2025 Nominees for Director
Pursuant to the Articles, the Board has determined that it be composed of ten directors.
The Board has approved for nomination the following ten director nominees to be re-elected at the Annual Meeting. All the director nominees currently serve on the Board.
Directors elected at the Annual Meeting will hold office until the next annual general meeting of shareholders in 2026, or until their respective successors have been duly elected and qualified or their earlier resignation or removal.
For more information about each director nominee, see “Corporate Governance and Board of Directors — Business Experience and Qualifications of Director Nominees” below.
Name and Principal Occupation	Age	Director Since	Independent	Committee Memberships
Andrew Snyder (Chair) Chief Executive Officer, Cambridge Information Group	54	2021		Nominating & Governance Finance
Valeria Alberola Former Chief Executive Officer, ZOMALAB	53	2021		Audit (Chair) Finance
Jane Okun Bomba President, Saddle Ridge Consulting	62	2020		Audit Human Resources & Compensation (Chair)
Usama N. Cortas Partner, Leonard Green & Partners, L.P.	47	2020		Nominating & Governance Finance (Chair)
Suzanne Heywood Chief Operating Officer, Exor N.V.	56	2024		Nominating & Governance Finance
Adam T. Levyn Partner, Leonard Green & Partners, L.P.	41	2020		Human Resources & Compensation
Anthony Munk Vice Chairman, Onex Corporation	64	2019		Audit Finance
Wendell Pritchett Riepe Presidential Professor of Law and Education, University of Pennsylvania	60	2022		Nominating & Governance (Chair) Human Resources & Compensation
Saurabh Saha Chief Executive Officer, Centessa Pharmaceuticals	48	2023		Human Resources & Compensation
Matitiahu (Matti) Shem Tov Chief Executive Officer, Clarivate Plc	64	2024
Each director nominee set forth above has consented to being named in this Proxy Statement as a nominee for re-election as a director and has agreed to serve as a director, if re-elected. The Nominating and Governance Committee reviewed the performance and qualifications of the director nominees and recommended to the Board, and the Board approved, that each be recommended to shareholders for appointment to serve for a one-year term.
If any of the nominees becomes unavailable prior to the Annual Meeting, proxies in the enclosed form will be voted for a substitute nominee or nominees designated by the Board, or the Board may reduce the number of directors to constitute the entire Board, in its discretion.

Clarivate 2025 Proxy Statement
Usama N. Cortas and Adam T. Levyn have been nominated pursuant to the Company’s obligations under the Investor Rights Agreement dated as of October 1, 2020, entered into in connection with the Company’s acquisition of CPA Global.
Suzanne Heywood has been nominated pursuant to the Company’s obligations under the Investment Agreement dated as of March 4, 2024, between the Company and Exor N.V.
Matti Shem Tov was appointed as our Chief Executive Officer and joined our Board effective August 9, 2024. If re-elected, Mr. Shem Tov will continue to serve as a director for a one-year term.
The text of the resolutions in respect of Proposal 1 (which are proposed as ordinary resolutions) is as follows:
“RESOLVED,
That Andrew Snyder be re-elected as a director of the Company.

That Valeria Alberola be re-elected as a director of the Company.

That Jane Okun Bomba be re-elected as a director of the Company.

That Usama N. Cortas be re-elected as a director of the Company.

That Suzanne Heywood be re-elected as a director of the Company.

That Adam T. Levyn be re-elected as a director of the Company.

That Anthony Munk be re-elected as a director of the Company.

That Wendell Pritchett be re-elected as a director of the Company.

That Saurabh Saha be re-elected as a director of the Company.

That Matti Shem Tov be re-elected as a director of the Company.

RESOLVED, that each director nominee re-elected to serve as a director of the Company shall serve until the 2026 Annual General Meeting of Shareholders, or until their successor is duly elected and qualified, or their earlier resignation or removal.”
Vote Required and Recommendation
A director will be re-elected if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy — that is, the number of shares voted “FOR” a director must exceed the number of shares voted “AGAINST” that director.
You may instruct to vote “FOR,” or “AGAINST,” or “ABSTAIN” for each of the director nominees. If you “ABSTAIN” from voting with respect to the proposal, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your bank, broker, or other nominee with instructions on how to vote your shares with respect to Proposal 1, your broker or nominee will not be entitled to cast votes and a “broker non-vote” on Proposal 1 will result. “Broker non-votes” are not considered votes cast and will have no effect on the vote for this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE.

Clarivate 2025 Proxy Statement
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS
The Board is responsible for providing governance and oversight of the strategy, operations, and management of the Company. The primary mission of the Board is to represent and protect the interests of our shareholders. The Board oversees our senior management, to whom it has delegated the authority to manage the day-to-day operations of the Company.
Board Leadership Structure
The Board believes strongly in the value of an independent board of directors to provide effective oversight of management. Ten of our 11 current Board members are independent, and nine of our ten director nominees are independent. The Board also has all independent members on its standing committees: the Audit Committee, the Human Resources and Compensation Committee, the Nominating and Governance Committee, and the Finance Committee. The independent members of the Board meet regularly without management, which meetings are conducted by the Board Chair, whose role is described further below.
The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Board Chair and Chief Executive Officer (“CEO”) in any way that it deems to be in the best interests of the Company. Currently, the positions of Board Chair and CEO are separate, and Andrew Snyder, our Non-Executive Board Chair, is an independent director. The Board Chair oversees the planning of the annual Board calendar, and, in consultation with the CEO, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Board Chair also presides at executive sessions, serves as a liaison between the CEO and the independent directors, sees that directors receive appropriate and timely information, assists the committee chairs in preparing agendas for the respective committee meetings, chairs the annual general meetings of shareholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in the Company’s Corporate Governance Guidelines or as requested by the Board from time to time. Board members are encouraged to suggest the inclusion of additional items on an agenda, and any director may request that an item be placed on an agenda. The Board Chair is responsible for creating and maintaining an effective working relationship with the members of management and the Board and encouraging dialogue between all directors and management.
Each of the Company’s directors, except Mr. Shem Tov, is independent (see “Independence of Directors” below). The Board believes that the independent directors, including its Non-Executive Board Chair, Mr. Snyder, provide effective oversight of management.

Clarivate 2025 Proxy Statement
Corporate Governance Practices
Clarivate has a history of strong corporate governance. The Company believes good governance is critical to achieving long-term shareholder value. Over the years, our Board has evolved our practices in the interests of our shareholders. The following table summarizes certain highlights of our corporate governance practices and policies:
Our Practices and Policies
Annual election of all directors	Board takes active role in succession planning
100% independent Board committees	Active shareholder engagement by our CEO, CFO, and Investor Relations team
9 out of 10 director nominees are independent	Annual Board and committee self-evaluations are conducted
Regular executive sessions, where independent directors meet without management present	Active Board oversight of strategy, risk management, and sustainability matters

Director overboarding policy limiting service to three other public company boards; no Audit Committee member may simultaneously serve on the audit committee of more than two other public companies; and our CEO and executive officers may only serve on the board of one other public company

Robust director selection process resulting in a diverse and global Board in terms of experience, perspectives, skills, and tenure
The Role of the Board of Directors in Risk Oversight
We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities.
Management at Clarivate is responsible for day-to-day risk management activities. The Company has formed a risk management committee to supervise these day-to-day risk management efforts, including identifying potential material risks and appropriate and reasonable risk mitigation efforts. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, we have implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase shareholder value. Each of the Board’s four committees — Audit, Human Resources and Compensation, Nominating and Governance, and Finance — has a role in assisting the Board in its oversight of the Company’s risk management, as set forth in the relevant committee charters.
In 2024, the Board determined that it was appropriate to terminate its standing Risk and Sustainability Committee and transfer the risk oversight responsibilities of that committee to the Board’s Audit Committee. The Board’s Audit Committee now brings additional Board-level focus to the oversight of the Company’s management of key risks, as well as the Company’s guidelines, policies, practices, and processes with respect to risk assessment, monitoring, and management. The Audit Committee meets at least quarterly. Each standing Board committee also reports regularly to the full Board on its activities.
In addition, the Board participates in regular discussions among the Board and with senior management on many core subjects, including strategy, operations, finance, information technology and cybersecurity, human resources, legal and public policy matters, and any other subjects regarding which the Board or its committees consider risk oversight an inherent element. The Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the independent Board Chair and working through its independent committees, to participate actively in the oversight of management’s actions.

Clarivate 2025 Proxy Statement
Business Experience and Qualifications of Director Nominees
The following discussion presents information about the ten nominees for election at the Annual Meeting. The age of the director nominees is as of the date of this Proxy Statement.

Andrew Snyder
Non-Executive Chair
Director since December 2021
Independent
Age: 54
Clarivate Board Committees
Nominating & Governance

Finance

Other Public Company Directorships (within past five years)
None

Experience and Qualifications
Mr. Snyder has been the non-executive Chair of our Board since October 2022. Mr. Snyder has served as CEO of Cambridge Information Group (“CIG”), a family-owned investment firm, since 2003. Mr. Snyder has built and managed the CIG portfolio, which today has a primary focus on education, technology, and information services companies. Mr. Snyder was responsible for building ProQuest LLC from a legacy company of 190 employees to one of the leading providers of information and software solutions to the global academic and research community with nearly 3,000 professionals. CIG sold ProQuest to Clarivate in December 2021. Prior to joining CIG, Mr. Snyder spent seven years at the Goldman Sachs Group where he focused on traditional media, technology, and services investing for the firm’s private equity fund. He also spent one year as the Assistant to the Chairman and CEO of Goldman Sachs. Mr. Snyder serves on the New York-Presbyterian Board of Trustees and the Board of Advisors of Penn Libraries. He formerly served on the boards of Blucora, Inc., Shining Hope for Communities, and The Browning School. Mr. Snyder graduated cum laude from the Wharton School at the University of Pennsylvania, and earned a J.D. from Georgetown University Law Center, where he graduated magna cum laude.
Mr. Snyder was selected to serve on the Board due to his strong leadership skills and proven track record driving financial growth and product development.

Valeria Alberola Director since May 2021 Independent Age: 53 Clarivate Board Committees Audit (Chair) Finance Other Public Company Directorships (within past five years) None
Experience and Qualifications
Ms. Alberola brings over 25 years of global experience in corporate finance, investment banking, sustainable investments, operations, and strategic management consulting. From January 2019 until March 2024, Ms. Alberola served as Chief Executive Officer of Zoma Holdings, LLC, following her tenure as its Chief Operating Officer from 2017 to December 2018. From 2011 to 2017, she was the CFO of Bridge Education Group, a global education company, where she helped scale the organization to 10 locations in the U.S. and Latin America to serve over 3,000 students annually. Previously, Ms. Alberola was a partner at Q Advisors, a San Francisco- and Denver-based investment banking firm, where she executed private and public transactions, including mergers and acquisitions and debt and equity financings for technology and telecommunications clients globally. Prior to Q Advisors, Ms. Alberola was the Director of Business Development for VeloCom, a global telecommunications company, where she was involved in acquisition and capital raising activities. She was also a strategic management consultant with McKinsey & Company in Santiago, Chile, and an equity analyst with Citigroup in São Paulo, Brazil.

Clarivate 2025 Proxy Statement

Ms. Alberola is on the board of directors of Vantage Data Centers, a founding board member of Endeavor Colorado and a partner of Colorado Thrives, a coalition of CEOs from some of Colorado’s largest companies. Ms. Alberola received a B.S. in Economics and Business Administration from the Pontificia Universidad Católica de Chile and an M.B.A. from the Kellogg School of Management at Northwestern University, where she was a Fulbright scholar.
Ms. Alberola was selected to serve on the Board due to her significant global experience in corporate finance, mergers and acquisitions, and operations.

Jane Okun Bomba
Director since May 2020
Independent
Age: 62
Clarivate Board Committees
Human Resources & Compensation (Chair)

Audit

Other Public Company Directorships (within past five years)
Brightview Holdings, Inc.
(since April 2019)

Service Source International, Inc. (March 2020 to August 2022)

Experience and Qualifications
Ms. Okun Bomba has served as President of Saddle Ridge Consulting, LLC since January 2018 and advises on a range of strategic issues. From 2004 to 2017, Ms. Okun Bomba was an executive at IHS Markit Ltd (previously IHS Inc.), most recently as Executive Vice President, Chief Administrative Officer, where she led 450 people in corporate functions including human resources, marketing, communications, sustainability, and investor relations. Prior to IHS Markit, she was a partner at Genesis, Inc. and headed investor relations at Velocom, Inc., MediaOne Group Ltd., and Northwest Airlines, Inc. Ms. Okun Bomba has held various management positions in corporate finance at Northwest Airlines and American Airlines, Inc., and was a CPA at PricewaterhouseCoopers LLP. Ms. Okun Bomba serves on the boards of directors of Brightview Holdings, Inc. and Aspire Healthy Energy. She previously served on the board of directors of Service Source International, Inc. Ms. Okun Bomba is a member of the International Women’s Forum, serves on the board of Kickstart International, and is a member of the University of Michigan, Ross School of Business Dean’s Advisory Board. Ms. Okun Bomba holds both a Bachelor of General Studies and an M.B.A. from the University of Michigan at Ann Arbor. She completed graduate studies at the Stockholm School of Economics, and board director education in the Women’s Director Development Program at the Kellogg School of Management, Northwestern University, and the Directors’ Consortium.
Ms. Okun Bomba was selected to serve on the Board due to her significant experience in human resources, finance and accounting, sustainability, and investor relations.

Clarivate 2025 Proxy Statement

Usama N. Cortas
Director since October 2020
Independent
Age: 47
Clarivate Board Committees
Nominating & Governance

Finance (Chair)

Other Public Company Directorships (within past five years)
None

Experience and Qualifications
Mr. Cortas is a Partner with Leonard Green & Partners, L.P. (“LGP”), a firm specializing in private equity investments. Prior to joining LGP in 2003, Mr. Cortas worked in the Investment Banking Division of Morgan Stanley in their New York office from 2000 to 2003. Mr. Cortas currently also serves on the boards of the following privately held companies or their affiliates: Convergint, ECI Software Solutions, Jetro Cash & Carry, Iris Software Group, Insight Global, and Prometheus Group and has served on the boards of Authentic Brands Group, CCC Information Services, CPA Global, Ellucian, Tank Holdings Corp., The Sports Authority, and United States Infrastructure Corporation, among others. Mr. Cortas earned a Bachelor of Arts degree in Economics-Political Science from Columbia University.
Mr. Cortas was selected to serve on the Board due to his extensive experience in finance and in the Technology and Intellectual Property Information Services sector.

Suzanne Heywood
Director since May 2024
Independent
Age: 56
Clarivate Board Committees
Nominating & Governance

Finance

Other Public Company Directorships (within past five years)
CNHi N.V.
(since 2018)

Iveco Group N.V.
(since 2022)

Experience and Qualifications
Ms. Heywood serves as the Chief Operating Officer of Exor N.V, a global holding company listed in the Netherlands. She has held this position since November 2022, after previously serving as Managing Director of Exor N.V. from 2016. Prior to Exor, Ms. Heywood was a partner at McKinsey & Company, co-leading their global service line on organization design and working on strategic issues with clients across different sectors. She has published a book, Reorg, and multiple articles on these topics. Prior to McKinsey, Ms. Heywood worked for the U.K. government, including as Private Secretary to the Financial Secretary of the U.K. Treasury. Ms. Heywood currently serves as chair of the boards of CNHi Industrial N.V. and of Iveco Group N.V. She also serves on the boards of The Economist Group, Christian Louboutin LLC, Shang Xia, Quartz Associates, and the Heywood Foundation. Ms. Heywood holds a Bachelor of Arts in science from Oxford University and Ph.D. from Cambridge University. Prior to that she was self-educated, growing up sailing around the world on the yacht Wavewalker.
Ms. Heywood was selected to serve on the Board due to her extensive global experience in finance and strategic matters.

Clarivate 2025 Proxy Statement

Adam T. Levyn
Director since October 2020
Independent
Age: 41
Clarivate Board Committees
Human Resources & Compensation

Other Public Company Directorships (within past five years)
Advantage Solutions, Inc.
(since October 2023)

Experience and Qualifications
Mr. Levyn is a Partner with LGP. Prior to joining LGP in 2011, Mr. Levyn worked in private equity at Kohlberg Kravis Roberts & Co. in its New York office from 2007 to 2009, and in the Global Industrials Group of Bear, Stearns & Co. Inc. in its New York office from 2005 to 2007. Mr. Levyn serves on the board of directors of Advantage Solutions Inc. Mr. Levyn also serves on the boards of the following privately held companies: CHG Healthcare Services, ExamWorks Group, Inc., HUB International Limited, OMNIA Partners, Inc., Parts Town LLC, and Service Logic LLC, and has served on the boards of CPA Global Limited, Restorix Health Inc., Tank Holdings Corp, SRS Distribution, Inc., and United States Infrastructure Corporation. Mr. Levyn earned a Bachelor of Arts degree in Economics from Princeton University and an M.B.A. from Harvard Business School.
Mr. Levyn was selected to serve on the Board due to his extensive experience in finance and investments.

Anthony Munk
Director since May 2019
Independent
Age: 64
Clarivate Board Committees
Audit

Finance

Other Public Company Directorships (within past five years)
Emerald Holding, Inc.
(since May 2020)

Experience and Qualifications
Mr. Munk is Vice Chairman of Onex Corporation, which he joined in 1988, and is Chair of Onex Partners’ Private Equity Investment Committee. Mr. Munk serves on the board of directors of Emerald Holding, Inc., as well as the board of WireCo Worldgroup Inc. Mr. Munk previously served on the boards of directors of JELD-WEN Holding, Inc., SGS&Co, Barrick Gold, RSI Home Products, Husky Injection Molding Systems Ltd, Cineplex Inc., SMG Holdings, Inc., Jack’s Family Restaurants, and Save-A-Lot. Prior to joining Onex, Mr. Munk was a Vice President with First Boston Corporation in London, England and an Analyst with Guardian Capital Group in Toronto. Mr. Munk served as our Lead Independent Director from May 2020 to October 2022. Mr. Munk holds a Bachelor of Arts (Honors) in Economics from Queen’s University.
Mr. Munk was selected to serve on the Board due to his financial expertise and significant experience in a variety of strategic and financing transactions.

Clarivate 2025 Proxy Statement

Wendell Pritchett, Ph.D.
Director since July 2022
Independent
Age: 60
Clarivate Board Committees
Nominating & Governance (Chair)

Human Resources & Compensation

Other Public Company Directorships (within past five years)
Toll Brothers, Inc.
(since March 2018)

26North BDC, Inc.
(since February 2024)

Experience and Qualifications
Dr. Pritchett is the Riepe Presidential Professor of Law and Education at the University of Pennsylvania. Dr. Pritchett previously served as the Interim President of the University of Pennsylvania from February 2022 to June 2022 and as the University Provost from 2017 to December 2021. From 2018 to 2022, Dr. Pritchett served as Chairman of the Nominating Panel of the Philadelphia School Board, appointed by Philadelphia Mayor James Kenney. Dr. Pritchett first joined the University of Pennsylvania Law faculty in 2002, and served as Associate Dean for Academic Affairs from 2006 to 2007 and as Interim Dean and Presidential Professor from 2014 to 2015. Dr. Pritchett also served as Chancellor of Rutgers University-Camden from 2009 to 2014. In 2008, Dr. Pritchett served as Deputy Chief of Staff and Director of Policy for Philadelphia Mayor Michael Nutter, who also appointed him to the School Reform Commission, where Dr. Pritchett served from 2011 to 2014. Dr. Pritchett served as Chair of the Redevelopment Authority of Philadelphia and as President of the Philadelphia Housing Development Corporation from 2008 to 2011. Dr. Pritchett serves on the boards of 26North BDC, Inc. and Toll Brothers, Inc. He also serves as Chair of the Board of Trustees of College Unbound and is a board member of the Philadelphia Foundation, LifePoint Health, Forman Arts Initiative, and Reinvestment Fund. Dr. Pritchett holds a Bachelor of Arts in political science from Brown University, a J.D. from Yale Law School, and a Ph.D. in history from the University of Pennsylvania.
Dr. Pritchett was selected to serve on the Board due to his leadership and administrative skills, and deep knowledge and experience in academia.

Saurabh Saha, M.D. Ph.D.
Director since May 2023
Independent
Age: 48
Clarivate Board Committees
Human Resources & Compensation

Other Public Company Directorships (within past five years)
Centessa Pharmaceuticals plc
(since January 2021)

Experience and Qualifications
Dr. Saha has served as the Chief Executive Officer of Centessa Pharmaceuticals plc since January 2021 and brings over 20 years of experience in the health and life sciences field. Prior to joining Centessa, Dr. Saha was Senior Vice President of Research & Development and Global Head of Translational Medicine for Bristol Myers Squibb Company from 2017 to January 2021, where he led translational medicine research and development across all therapeutic areas (hematology, oncology, cardiovascular, immunosciences, fibrosis, and neuroscience) spanning discovery, development, and commercialization. From 2015 to 2017, Dr. Saha was a venture partner at Atlas Venture Life Science Advisors, LLC. Prior to that, he served as President and Chief Executive Officer of Delinia, a biotechnology company developing novel therapeutics for the treatment of autoimmune diseases. Earlier in his career, Dr. Saha led the New Indications Discovery Unit at Novartis Institutes for Biomedical Research, Inc. and was a strategic consultant with McKinsey & Company, providing strategic advice for drug discovery research at the world’s top biotech and pharmaceutical companies. Dr. Saha serves on the board of directors of Centessa Pharmaceuticals plc. He is also an associate member and global clinical scholar at

Clarivate 2025 Proxy Statement

Harvard Medical School. Dr. Saha received a Bachelor of Science in Biology with Honors from California Institute of Technology, an M.Sc. in Biochemistry from Oxford University, and an M.D. and Ph.D. from The Johns Hopkins University School of Medicine. Over the course of his career, Dr. Saha has published over 100 papers and patents (issued and pending).
Dr. Saha was selected to serve on the Board due to his significant experience and deep expertise in the areas of health and life sciences.

Matti Shem Tov Chief Executive Officer Director since August 2024 Age: 64 Clarivate Board Committees None Other Public Company Directorships (within past five years) None
Experience and Qualifications
Matti Shem Tov has served as our Chief Executive Officer since August 2024. Mr. Shem Tov has over 30 years of global leadership experience with deep expertise in software, data, and analytics, as well as in driving innovation and growth. From June 2022 until March 2024, Mr. Shem Tov served as an operating partner at Lone View Capital, a private equity firm. Prior to that, Mr. Shem Tov served as Chief Executive Officer of ProQuest LLC (“ProQuest”), a provider of global data, analytics, and software, to academic, research and national institutions, from September 2017 to June 2022, including for a period following Clarivate’s acquisition of ProQuest in December 2021. From 2003 until 2017, Mr. Shem Tov served as president and chief executive officer of Ex Libris Ltd., leading the company to become a prominent developer of cloud-based software solutions for academic, national and research institutions worldwide. Prior to joining Ex Libris, Mr. Shem Tov served as president of Surecomp Limited, a global software company specializing in commercial banking solutions, after serving in various leadership roles across the company. Mr. Shem Tov received a Bachelor of Social Sciences and an MBA from Bar-Ilan University.
Mr. Shem Tov was selected to serve on the Board due to his knowledge of the Company’s operations, strategy, and customers as well as his experience as a seasoned technology executive.

Organization of the Board of Directors
The Board held six formal meetings during fiscal year 2024, and held a number of additional informal update and background calls. At each meeting, the Chair was the presiding director. Each director attended at least 75 percent of the total regularly scheduled and special meetings of the Board and the committees on which he or she served. Our Board expects each director to attend our annual general meeting of shareholders, although attendance is not required. At the 2024 annual general meeting of shareholders, 11 of the then 12 directors on the Board were in attendance.
On January 1, 2025, Richard Roedel retired from the Board. At that time, the Board reduced its size to 11 members.
Michael J. Angelakis will retire from the Board effective upon the re-election of members of the Board at the Annual Meeting and withdrew from consideration for re-election as a member of the Board. At the conclusion of the Annual Meeting, the Board will reduce its size to ten members.
The Board has adopted Corporate Governance Guidelines, committee charters, and a Code of Conduct, which, together with the Articles, form the governance framework for the Board and its committees. We believe good governance strengthens the Board and management’s accountability.

Clarivate 2025 Proxy Statement
The Board regularly (and at least annually) reviews its Corporate Governance Guidelines and other corporate governance documents and revises them when it believes it serves the interests of the Company and its shareholders to do so.

Key Corporate Governance Documents
The following governance documents are accessible through the Investor Relations section of our website at ir.clarivate.com:
Articles of Association

Corporate Governance Guidelines

Board Committee Charters

Code of Conduct

Director Nomination Agreements
In connection with Clarivate’s acquisition of CPA Global in October 2020, Clarivate entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with the owners of CPA Global, including affiliates of Leonard Green & Partners, L.P. (“LGP”), and certain existing shareholders of Clarivate at the time, including affiliates of Onex Partners Advisor LP (“Onex”) and Baring Private Equity Asia Pte Ltd (“Baring”), pursuant to which LGP was given the right to nominate two members of the Board for so long as LGP maintains ownership of at least 10% of Clarivate, and one member of the Board for so long as LGP maintains ownership of at least 5% of Clarivate. Mr. Cortas and Mr. Levyn have been nominated to the Board pursuant to the Investor Rights Agreement.
In connection with Exor N.V.’s investment in the Company in March 2024, Clarivate entered into an Investment Agreement with Exor (the “Investment Agreement”). Under the terms of the Investment Agreement, Clarivate agreed to include Ms. Heywood in the Board’s slate of nominee directors, or if Ms. Heywood becomes unavailable to serve as director, another individual designated by Exor and reasonably acceptable to the Board (the “Exor Designee”). The Exor Designee will be required to promptly tender his or her resignation from the Board at such time at which Exor beneficially owns less than 5% of Clarivate’s issued and outstanding ordinary shares.
Independence of Directors
Under our Corporate Governance Guidelines and NYSE listing standards, a director is considered independent if such director does not fall within certain bright-line tests and the Board affirmatively determines that such director “has no material relationship” with the Company (either directly, or as a partner, shareholder, or officer of an organization that has a relationship with the Company). As part of the Board’s annual review of director independence, the Board considers the Nominating and Governance Committee’s independence assessment and recommendation. The Board also reviews and considers any relationships or transactions between any director or any member of his or her immediate family and the Company, in accordance with our Corporate Governance Guidelines. In addition to the transactions described in “Certain Relationships and Related Person Transactions” below, the Board has reviewed and deemed immaterial for purposes of determining director independence certain transactions and relationships in the following categories: (i) transactions between Clarivate and an entity where the director is an executive officer or a significant shareholder and where all shareholders of the entity received the same consideration for the transaction and such transaction occurred at a time where the director was not otherwise affiliated with Clarivate; (ii) customer relationships between Clarivate and an entity where the director is a significant shareholder or serves as a non-management director which also fall below the numerical thresholds in NYSE listing standards (or do not otherwise preclude independence under those standards), and that are ordinary course, on arm’s-length market terms; (iii) relationships between Clarivate and an entity where the director is a significant shareholder and serves solely as a non-management director; and (iv) a director’s significant direct or indirect ownership stake in Clarivate.

Clarivate 2025 Proxy Statement
Based on the Nominating and Governance Committee’s independence assessment and recommendation, the Board affirmatively determined that each member of the Board, other than Mr. Shem Tov, is independent under our Corporate Governance Guidelines and NYSE listing standards. The Board determined that Mr. Roedel was independent through his retirement from the Board in January 2025. Mr. Shem Tov is not independent due to his position as CEO of the Company. In addition, the Board has determined that all members of each of the Audit Committee, Human Resources and Compensation Committee, Nominating and Governance Committee, and Finance Committee of the Board meet the independence requirements of the NYSE listing standards and SEC rules and regulations.
Family Relationships
There are no family relationships between any of Clarivate’s executive officers and directors.
Compensation Committee Interlocks and Insider Participation
During 2024, none of our executive officers served on the board of directors or compensation committee of a company that has an executive officer that serves on the Board or the Human Resources and Compensation Committee.
Simultaneous Service on Other Public Company Boards
The Board does not believe that its members should be generally prohibited from serving on boards of other organizations. However, as set forth in the Company’s Corporate Governance Guidelines, the Board believes that reasonable limits on such activity are advisable in order to ensure adequate time is available for Board members to focus on the Company and its business. For that reason, the Board has determined that no non-management director may serve on the board of more than three other public companies, and the Company’s Chief Executive Officer and each of its executive officers may only serve on the board of one other public company. In addition, as set forth in the Audit Committee charter and the Company’s Corporate Governance Guidelines, no Audit Committee member may simultaneously serve on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee and this determination is disclosed in accordance with NYSE rules.
In addition, other than with respect to any directors and director candidates designated pursuant to the Investor Rights Agreement and the Investment Agreement (for so long as such agreements are in effect), for whom the Nominating and Governance Committee does not provide a recommendation to the Board, the Nominating and Governance Committee may take into account the nature of and time involved in a director’s service on other boards and/or committees in evaluating the suitability of individual director candidates and current directors.
Code of Conduct
Clarivate has adopted a Code of Conduct that applies to all its employees, officers, and directors. This includes the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions.
Our Code of Conduct is available on our website at ir.clarivate.com. If we approve any substantive amendment to our Code of Conduct, or if we grant any waiver of our Code of Conduct to our directors or executive officers (including our principal executive officer, principal financial officer, and principal accounting officer), we will post an update on the Investor Relations page of our website within four business days following the date of the amendment or waiver, describing the nature and date of the amendment or the nature of the waiver, the name of the person to whom it was granted, and the date of the waiver, as the case may be.
Director Share Ownership Guidelines
We believe that our non-employee directors should have a significant equity interest in the Company. Our Board has adopted an ownership policy in our Corporate Governance Guidelines that requires

Clarivate 2025 Proxy Statement
independent directors to hold ordinary shares with a market value of at least five times the Board’s annual cash board retainer. Directors have five years from their initial appointment to achieve the holding requirement. Mr. Cortas and Mr. Levyn, as affiliates of LGP, and Mr. Munk, as an affiliate of Onyx, do not receive compensation for their service as directors and are not subject to the holding requirement. The share ownership guidelines applicable to our non-employee directors are described in more detail under “Compensation Discussion and Analysis — Share Ownership Guidelines” below.
Insider Trading Policy
We have adopted an insider trading policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and New York Stock Exchange listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to the Annual Report.
Our insider trading policy prohibits executive officers, directors, employees, and consultants from entering into certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts. Stock options granted to employees under our equity compensation plans are not covered by the prohibition.
We also have a pledging policy for directors and senior executives (including executive officers) that prohibits them from purchasing Clarivate securities on margin or holding Clarivate securities in a margin account, or otherwise pledging Clarivate securities as collateral for a loan.
Board, Committee, and Individual Director Evaluations
Each year, our Board and its committees perform a rigorous self-evaluation overseen by the Nominating and Governance Committee. The performance evaluations solicit input from directors regarding the performance and effectiveness of the Board and its committees and provide an opportunity for members of the Board to identify areas for improvement. The Nominating and Governance Committee reviews the results and feedback from the evaluation process and makes recommendations to the full Board. Each committee also reviews the results and feedback from its own evaluation process. The Chair of the Nominating and Governance Committee leads a discussion of the evaluation results. Our Board has successfully used this process to evaluate Board and committee effectiveness and identify opportunities to strengthen the Board.
Board Committees and Their Composition
The Board has established four standing committees: Audit, Human Resources and Compensation, Nominating and Governance, and Finance, each of which operates under a written charter that is posted on our website at ir.clarivate.com.
The Board periodically reviews the needs of the Board and the Company in determining its standing committees. In 2024, the Board terminated its standing Risk and Sustainability Committee and allocated that committee’s risk oversight responsibilities to the Audit Committee and sustainability oversight responsibilities to the Nominating and Governance Committee. The Board reviews the composition of the Board committees annually and considers the expertise of the directors with the needs of the committees.

Clarivate 2025 Proxy Statement
Audit Committee

Committee Members
Valeria Alberola (Chair)

Jane Okun Bomba

Anthony Munk

Richard Roedel
(until December 2024)

Audit Committee Financial Experts
Valeria Alberola (Chair)

Jane Okun Bomba

Anthony Munk

Richard Roedel (until December 2024)

Number of meetings in 2024: 4

Responsibilities
The Audit Committee assists the Board in its oversight of: (i) the integrity of the Company’s financial statements and internal controls; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) the performance of the Company’s independent auditor; (v) the performance of the internal audit function; and (vi) the Company’s risk management process. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of the Company’s independent auditor. The Audit Committee oversees management’s policies and activities relating to the identification, evaluation, management, and monitoring of the Company’s critical enterprise risks, including risks associated with the Company’s strategic initiatives, business plans, and capital structure. The Audit Committee reviews and discusses the quarterly and annual financial statements with management and the Company’s independent auditor. The Audit Committee establishes procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters. The Audit Committee approves any related person transactions in accordance with the Company’s policies and procedures. The Audit Committee also prepares the report on the Company’s financial statements and its independent auditor that the SEC rules require to be included in the Company’s annual proxy statement or annual report. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”).
Independence and Qualifications
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the NYSE. The Board has also determined that each committee member is “financially literate” within the meaning of the NYSE listing standards and an “Audit Committee financial expert” under the applicable SEC rules based on their experience and qualifications.

Clarivate 2025 Proxy Statement
Human Resources and Compensation Committee
Committee Members Jane Okun Bomba (Chair) Adam T. Levyn Wendell Pritchet Saurabh Saha Number of meetings in 2024: 5
Responsibilities
The Human Resources and Compensation Committee has been established by the Board to oversee compensation of the Company’s executive officers and directors, to approve, administer, and evaluate all compensation and benefit plans, policies, and programs of the Company (including equity-based compensation), to review significant company compensation matters and policies, to review and approve the corporate goals and objectives with respect to the compensation of the Chief Executive Officer, to evaluate the Chief Executive Officer’s performance in light of these goals and objectives and set the Chief Executive Officer’s compensation, to review and discuss with management the Company’s “Compensation Disclosure and Analysis,” to prepare the compensation committee report required by SEC rules to be included in the Company’s annual proxy statement or annual report, to review and assess risks arising from the Company’s compensation policies and practices for its employees and whether any such risks are reasonably likely to have a material adverse effect on the Company, and to administer the Company’s Executive Compensation Recoupment Policy and such other compensation recoupment policies that the Company has in effect from time to time. See “Compensation Discussion and Analysis” for a more detailed description of certain functions of the Human Resources and Compensation Committee.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the SEC and the NYSE and is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

Clarivate 2025 Proxy Statement
Nominating and Governance Committee
Committee Members Wendell Pritchett (Chair) Michael Angelakis (until May 2025) Usama N. Cortas Suzanne Heywood Andrew Snyder Number of meetings in 2024: 4
Responsibilities
The Nominating and Governance Committee has been established by the Board to recommend to the Board criteria for Board and Board committee membership; identify individuals qualified to become members of the Board and recommend director nominees to the Board consistent with criteria approved by the Board, including as to director independence; recommend directors for appointment to Board committees; make recommendations as to determinations of director independence; develop and recommend to the Board, and oversee compliance with, our Corporate Governance Guidelines; oversee management’s development of analyses and metrics to understand the impact of sustainability and stakeholder interests on the Company and oversee the integration and balancing of these interests to promote the long-term success of the Company; and oversee the evaluation of the Board and management.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

Finance Committee
Committee Members Usama N. Cortas (Chair) Valeria Alberola Michael Angelakis (until May 2025) Anthony Munk Suzanne Heywood Andrew Snyder Number of meetings in 2024: 2
Responsibilities
The Finance Committee has been established to review, discuss, and make recommendations to the Board regarding the Company’s capital structure, financial outlook, financial guidance provided to investors, analysts, and ratings agencies, and financial plans, policies, practices, and strategies; review, discuss and make recommendations to the Board concerning proposed issuances of equity, debt, and other securities and proposed credit and similar facilities; and review, discuss, and make recommendations to the Board regarding significant acquisitions and divestitures by the Company, including discussion of possible mergers and other transactions, and their financial impact.
Independence
Each committee member has been determined by the Board to qualify as independent under the independence criteria established by the NYSE.

Board Composition and Director Nominations
Our Board nominates directors to be elected at each annual general meeting of shareholders and appoints new directors to fill vacancies when they arise, with any such newly appointed directors eligible for re-election at the next annual general meeting of Clarivate. Board refreshment and succession planning is an ongoing, year-round process. The Board recognizes that it is important for the Board to balance the benefits of continuity with the benefits of fresh viewpoints and experience. While it is not the policy of the Board to mandate specific term limits or a specific retirement age for

Clarivate 2025 Proxy Statement
directors, the Nominating and Governance Committee regularly reviews the composition of the Board and the appropriateness of each director’s continued service on the Board in light of the current challenges and needs of the Board and the Company, and determines whether it may be appropriate to add directors or reduce the size of the Board. The Board believes the current composition of the Board and mix of tenures provides for a highly effective and well-functioning Board.
Subject to the requirements of the Investor Rights Agreement and the Investment Agreement, the Nominating and Governance Committee will consider persons identified by its members, management, shareholders, investment bankers, and others. The guidelines for selecting nominees, which are specified in the Nominating and Governance Committee charter and our Corporate Governance Guidelines, generally provide that persons to be nominated:
should have demonstrated notable or significant achievements in business, education, or public service;

should possess the requisite intelligence, education, and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives, and backgrounds to its deliberations; and

should have the highest ethical standards, a strong sense of professionalism, and intense dedication to serving the interests of the shareholders.

The Nominating and Governance Committee will consider a number of qualifications relating to management and leadership experience, background, technical skill, diversity of experience, judgment, integrity, and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating and Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. Subject to the requirements of the Investor Rights Agreement and the Investment Agreement, the Nominating and Governance Committee will not distinguish among nominees recommended by shareholders and other persons. Shareholders may recommend candidates for consideration by the Board by contacting the Board as indicated under “Communications with the Board.”
Communications with the Board
Shareholders and other interested parties may contact any or all Board members (including our Board Chair or the non-management directors as a group), any Board committees, or any committee chair by email or mail. Correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title.
The General Counsel or another member of our Legal Department opens all communications to determine whether the contents represent a message to the directors. All correspondence that is not in the nature of advertising or promotion of a product or service or is not trivial, irrelevant, unduly hostile, threatening, illegal, patently offensive, or similarly inappropriate will be forwarded promptly to the addressee. If no particular director is named, the communication will be forwarded, depending on the subject matter, to the Board Chair, the Audit Committee Chair, the Human Resources and Compensation Committee Chair, the Nominating and Governance Committee Chair, or the Finance Committee Chair.

Clarivate 2025 Proxy Statement
Correspondence can be sent:
By Email: Company.Secretary@clarivate.com
By Mail: General Counsel c/o Legal Department Clarivate Plc 70 St. Mary Axe London EC3A 8BE United Kingdom
The General Counsel will forward to the Audit Committee Chair any correspondence that reflects a complaint or concern relating to accounting, auditing, or internal control matters.
Director Compensation
Our non-employee directors, other than those who are employees or affiliates of LGP or Onex, receive compensation for their service on our Board. The compensation is composed of annual cash retainers for Board service and Committee Chair service, an annual retainer paid in shares for Board Chair service, and an annual equity award consisting of a grant of Restricted Share Units (“RSUs”). In addition, each of our non-employee directors is reimbursed for travel, lodging, and other reasonable expenses related to meeting attendance and activities related to their duties as directors.
The following table sets forth information concerning the non-employee director compensation program in effect in 2024.
Non-Employee Director Compensation	Amount(1) ($)
Board Annual Retainer	85,000
Non-Executive Board Chair Annual Retainer	120,000
Committee Chair Annual Retainer
Audit Committee	30,000
Human Resources and Compensation Committee	30,000
Nominating and Governance Committee	20,000
Risk and Sustainability Committee (until May 2024)	20,000(3)
Finance Committee (from May 2024)	20,000(3)
Board Annual Equity Award (RSUs)(2)	165,000

(1)
Except for the Non-Executive Board Chair Annual Retainer, which is paid in shares, directors may elect to receive payment of their retainers in cash, shares, or a combination of cash and shares.

(2)
On the day of the Company’s annual general meeting of shareholders each year, each non-employee director who receives compensation receives an award consisting of RSUs whose underlying shares have a fair market value equal to $165,000. Such awards will vest on the date immediately preceding the Company’s next annual general meeting of shareholders.

(3)
Prorated for the portion of the year in which the committee existed.

The Human Resources and Compensation Committee oversees director compensation and periodically evaluates the compensation of our non-employee directors with the assistance of Pay Governance, the committee’s independent compensation consultant. Pay Governance reviews director pay levels and provides analyses on where the Company is positioned relative to the Company’s compensation. The Human Resources and Compensation Committee may bring recommendations for adjustments to non-employee director compensation to the Board for review and approval.
The Articles provide that, to the fullest extent permitted by law, the Company shall indemnify its directors and officers against any liability, action, proceeding, claim, demand, costs, damages, or expenses, including legal expenses, which they may incur as a result of any act or failure to act in

Clarivate 2025 Proxy Statement
carrying out their functions in connection with the Company, other than such liability (if any) that they may incur by reason of their own actual fraud or willful default.
The Company maintains a directors’ and officers’ liability policy for the benefit of any director or officer in the event of any loss or liability the director or officer may experience in respect of any negligence, default, breach of duty, or breach of trust, whether or not we may otherwise indemnify such officer or director.
Non-Employee Director Compensation in 2024
The following table provides information concerning the compensation of each of our non-employee directors who received compensation during the 2024 fiscal year. Non-employee directors did not receive any stock options, non-equity incentive plan compensation, or any other compensation that is not otherwise disclosed in the table below. Non-employee directors do not participate in defined benefit and actuarial pension plans or nonqualified defined contribution plans.
Name	Fees Earned or Paid in Cash(3) ($)	Stock Awards(4) ($)	Total ($)
Andrew Snyder	205,000	165,000	370,000
Valeria Alberola(1)	85,082	165,000	250,082
Michael Angelakis	85,000	165,000	250,000
Jane Okun Bomba	115,000	165,000	280,000
Usama Cortas(2)	—	—	—
Suzanne Heywood(5)	55,343	165,000	220,343
Adam T. Levyn(2)	—	—	—
Anthony Munk(2)	—	—	—
Wendell Pritchett	105,000	165,000	270,000
Richard W. Roedel(6)	122,133	285,604	407,737
Saurabh Saha	85,000	165,000	250,000

(1)
Ms. Alberola became Audit Committee Chair on December 31, 2024.

(2)
Mr. Munk did not receive compensation during 2024 as he is an affiliate of Onex. Messrs. Cortas and Levyn did not receive compensation during 2024 as each are affiliates of LGP. Messrs. Cortas, Levyn, and Munk are not subject to the shareholding requirement set forth in the Company’s Corporate Governance Guidelines.

(3)
In 2024, the following directors elected to receive ordinary shares in lieu of cash fees: Ms. Okun Bomba received 18,629 ordinary shares in lieu of 100% of her cash retainers; Mr. Roedel received 19,680 ordinary shares in lieu of 100% of his cash retainers; and Mr. Snyder received 33,210 ordinary shares in lieu of 100% of his cash retainers.

(4)
On May 7, 2024, the date of the 2024 annual general meeting of shareholders, all non-employee directors were awarded 23,741 RSUs with a value of $165,000. The number of RSUs granted was calculated by dividing $165,000 by $6.95, the closing price of Clarivate shares on the grant date, rounding down to the next whole share. These RSUs vest on the date immediately preceding the Annual Meeting. At the end of the fiscal year, Ms. Alberola, Mr. Angelakis, Ms. Okun Bomba, Ms. Heywood, Dr. Pritchett, Dr. Saha, Mr. Roedel, and Mr. Snyder were each holding their 23,741 unvested RSUs.

(5)
Ms. Heywood joined our Board on May 7, 2024. Fees paid in cash during 2024 are from May 7, 2024.

(6)
Mr. Roedel was replaced as Audit Committee Chair by Ms. Alberola on December 31, 2024, and retired from the Board effective January 1, 2025. In light of Mr. Roedel’s service to the Board and his retirement due to health reasons, the Board approved the accelerated vesting of the 23,741 RSUs held by Mr. Roedel as of January 1, 2025, the effective date of his retirement. Mr. Roedel’s grant value includes $120,604 in incremental fair value resulting from this modification.

Clarivate 2025 Proxy Statement
EXECUTIVE OFFICERS
Set forth below is information concerning our executive officers as of the date of this Proxy Statement.
Name	Age	Position
Matti Shem Tov	64	Chief Executive Officer
Jonathan Collins	45	Executive Vice President & Chief Financial Officer
William Graff	59	Executive Vice President, Chief Information Officer
Henry Levy	53	President, Life Sciences & Healthcare
Gordon Samson	59	President, Intellectual Property
Bar Veinstein	52	President, Academia & Government
Executive officers are appointed by our Board. Information about Mr. Shem Tov is provided under “Business Experience and Qualifications of Director Nominees” in this Proxy Statement. A brief biography for each of our other executive officers follows.
Jonathan M. Collins joined Clarivate in December 2021 as Executive Vice President and Chief Financial Officer managing the global financial organization and leading the development and execution of the Company’s fiscal strategies. From 2016 to December 2021, Mr. Collins served as executive vice president and chief financial officer for Dana Incorporated, a publicly listed company. In this role, he led Dana’s financial, information technology, corporate strategy, and business development functions, as well as the digital solutions and aftermarket businesses. He was instrumental in authoring the company’s enterprise strategy and led multiple strategic acquisitions that combined with Dana’s core technologies to create a leading supplier of electric-vehicle propulsion systems. From 2013 to 2016, Mr. Collins served as senior vice president and chief financial officer of ProQuest, LLC, a leading global education technology company, now part of Clarivate. In that role, he worked closely with leadership across the company to profitably grow the business by enabling the digitalization of academic research. In addition, Mr. Collins has served in finance leadership roles at International Automotive Components Group and Lear Corporation. He earned an M.B.A., with distinction, from the University of Michigan’s Stephen M. Ross School of Business and holds a bachelor’s degree from Cedarville University.
William Graff joined Clarivate in February 2022 as Executive Vice President and Chief Information Officer, overseeing information technology services and critical technology infrastructure. Mr. Graff brings over 35 years of experience leading technology teams working in large-scale, global environments. Prior to Clarivate, Mr. Graff was Chief Information Officer for Oracle Cerner, with responsibility for data center infrastructure, platform software development, information security, and corporate IT systems. Previously, Mr. Graff held various technology and operations leadership roles, driving productivity, increasing profit margins, and growing market share at ecommerce, software development, and retail companies. Mr. Graff serves as Chairman of the Kansas City Technology Council and is active in promoting technology growth across the region. Mr. Graff was also voted the ORBIE Kansas City CIO of the Year in 2021, and he formerly participated in technology advisory/CIO groups for Hewlett Packard Enterprise, T-Mobile, AWS, and VMware. Mr. Graff is a graduate of Kansas State University with a bachelor’s degree in agriculture economics.
Henry Levy joined Clarivate in May 2023 as President, Life Sciences & Healthcare. He leads the teams focused on developing solutions that enable life sciences and healthcare companies and providers to create a heathier tomorrow by connecting them to transformative intelligence and data technology to improve patient lives. Mr. Levy has over 30 years of experience and is a life sciences expert who is a frequent speaker at industry forums and has published multiple articles on drug development and technology trends. Prior to Clarivate, he held several roles at Veeva Systems Inc. from 2016 to May 2023, including Chief Strategy Officer, General Manager for the Clinical Data Management product suite, and, most recently, President, Global R&D and Quality. Previously, from 2014 to 2016, Mr. Levy was Chief Commercial Officer for PPD, Inc., where he defined new models for biopharmaceutical companies to partner with contract research organizations to drive down costs and improve the speed of drug development. Before that, he led Accenture plc’s global life sciences R&D

Clarivate 2025 Proxy Statement
practice from 2007 to 2014, where he helped 90% of the top 20 biopharmaceutical companies improve through consulting, technology, and outsourcing solutions. Mr. Levy holds a bachelor’s degree in bioengineering from the University of Pennsylvania.
Gordon Samson joined Clarivate in October 2020 with the acquisition of CPA Global, having joined CPA Global in 2014 as Chief Operating Officer. He has served as our President, Intellectual Property, since April 2023. Mr. Samson has over 30 years of experience in business-to-business companies and has held senior executive roles with both operating and P&L accountability for more than 20 years in private, private equity-backed, and public companies. Mr. Samson has a strong track record of leading businesses through change, including M&A, creating operating models that drive efficiency and profitability, and building leadership teams and business structures that enable sustainable growth. His last two roles had large global footprints across EMEA, North America, and Asia. Prior to joining the IP industry, Mr. Samson worked in global outsourcing, print, media, and direct marketing, most recently with Williams Lea, a $1.3 billion global outsourcing business, then part of DHL plc. Mr. Samson is a Physics graduate from the University of the West of Scotland.
Bar Veinstein joined Clarivate in April 2023 as President, Academia & Government. He leads the teams focused on creating solutions that enable academia and government institutions to build a better world by connecting students, faculty, and staff to transformative intelligence and trusted content that drives research excellence and student success. Mr. Veinstein has over 25 years of global leadership experience. He brings deep expertise in enterprise and cloud software, AI and analytics, research data and technologies, as well as in setting strategic direction and building high- performance teams across technology, sales, marketing and services. Prior to Clarivate, Mr. Veinstein was Chief Executive Officer for A.A.A. Taranis Visual Ltd. from 2021 to April 2023, where he transformed the company into an AI-powered agriculture intelligence leader, driving sustainable practices across millions of acres in the United States. Previously, from 2017 to 2021, he served as President of Ex Libris Group, now part of Clarivate. Mr. Veinstein joined Ex Libris in 2010 as senior vice president of cloud solutions and led the transformation of its products and business to SaaS. Under his leadership, Ex Libris became a global leader serving over 7,500 institutions in 90 countries. Mr. Veinstein holds a bachelor’s degree in computer science and economics and a master’s degree in business administration from Tel Aviv University.

Clarivate 2025 Proxy Statement
PROPOSAL 2: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
At the 2021 annual general meeting of shareholders, we conducted an advisory, non-binding vote regarding the frequency with which we would seek approval of the compensation of our named executive officers. At such meeting, shareholders expressed their preference for an annual vote on executive compensation on an advisory, non-binding basis and, consistent with this preference, the Board determined that we will conduct such a vote on an annual basis. Our next advisory, non-binding vote regarding the frequency with which we would seek approval of the compensation of our named executive officers will occur at the 2027 annual general meeting of shareholders.
Accordingly, in accordance with Section 14A of the Exchange Act and related SEC rules, we are providing our shareholders with the opportunity to vote, on an advisory, non-binding basis, on the compensation of our named executive officers (sometimes referred to herein as “NEOs”) for 2024, as disclosed in this Proxy Statement, including the “Compensation Discussion and Analysis,” “Executive Compensation Tables,” and related material.
As described in detail in the Compensation Discussion and Analysis, our executive compensation programs are designed to:
Support our mission, vision, and values.

Provide appropriate rewards aligned to the achievement of key business objectives and growth in shareholder value.

Align executive compensation with key stakeholder interests and support a pay-for-performance culture.

Attract, retain, and motivate highly qualified executive talent.

Be globally consistent and locally competitive.

Under these programs, our NEOs are rewarded for achieving specific individual and corporate goals, with an emphasis on creating overall shareholder value. Our compensation programs continue to be a key driver of shareholder value creation with a strong emphasis on variable/at-risk compensation as opposed to fixed compensation. Shareholders continue to show strong support of our executive compensation programs, with approximately 99% of the votes cast for approval of our executive compensation proposal at our 2024 annual general meeting of shareholders.
Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the fiscal year 2024 compensation of our NEOs. Below are highlights of our program designed to ensure effective oversight of our executive compensation and strong corporate governance.
We have a Human Resources and Compensation Committee that is fully composed of independent directors.

The Human Resources and Compensation Committee engages an independent compensation consultant.

We have adopted share ownership guidelines for our executive officers and the Board.

The majority of NEO pay is at risk and dependent upon performance.

The mix of executive officer equity awards includes a performance-based element.

We engage with our shareholders to discuss executive compensation and corporate governance matters.

We maintain robust clawback policies that require covered executives to reimburse compensation in specified circumstances.

We do not permit our colleagues to engage in hedging transactions.

Clarivate 2025 Proxy Statement
We do not permit our colleagues to pledge Company securities to secure margin or other loans.

We do not reprice underwater stock options.

We do not provide excise tax gross-up payments.

We do not have an evergreen provision that automatically adds shares to our equity incentive plan.

We do not provide excessive perquisites.

We do not grant single-trigger equity awards.

The Human Resources and Compensation Committee continually reviews the compensation programs for our NEOs to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.
We are asking our shareholders to indicate their support for our named executive officer compensation program and practices as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement. Accordingly, we are asking our shareholders to approve the compensation policies and practices of our NEOs as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which include the Compensation Discussion and Analysis, the Executive Compensation Tables, and related material).
The text of the resolution in respect of Proposal 2 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED, that the shareholders of the Company hereby approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement relating to the 2025 Annual General Meeting of Shareholders.”
Vote Required and Recommendation
The proposal will be passed if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
The vote is advisory and therefore its result is not binding on the Company, the Human Resources and Compensation Committee, or the Board. The Board and the Human Resources and Compensation Committee value the opinions of our shareholders, and, to the extent there is a significant vote against the NEO compensation policies and practices as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Human Resources and Compensation Committee will evaluate whether any actions are necessary to address those concerns.
With respect to Proposal 2, you may instruct to vote “FOR,” or “AGAINST,” or “ABSTAIN” from voting on, such proposal. If you “ABSTAIN” from voting, your vote is not considered a vote cast and will have no effect on such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 2, your broker or nominee will not be entitled to cast votes, and a “broker non-vote” on Proposal 2 will result. Broker non-votes are not considered votes cast and will have no effect on the vote for this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT, PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION

Clarivate 2025 Proxy Statement
REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE
The following report of the Human Resources and Compensation Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by Clarivate under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.
The Human Resources and Compensation Committee of the Board has reviewed and discussed with management of the Company the Compensation Discussion and Analysis of this Proxy Statement.
Based on this review and discussion, the Human Resources and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report and this Proxy Statement.
Respectfully submitted by the Human Resources and Compensation Committee of the Board:
Ms. Jane Okun Bomba, Chair
Mr. Adam T. Levyn
Dr. Wendell Pritchett
Dr. Saurabh Saha

Clarivate 2025 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) details the objectives and elements of our executive compensation program, describes the related processes of our Human Resources and Compensation Committee (“HRCC”) in determining compensation provided to our Named Executive Officers (“NEOs”), and discusses the compensation that they earned.
2024 Business Highlights
During 2024, Clarivate drove key accomplishments across all three segments, including:
Securing new customer wins in each segment, including Murata, Daikin, Omron, OhioLINK, and SearchOhio; as well as partnerships with organizations such as TerraSky, Global Health Intelligence, Relatable Healthcare, and the Financial Times.

Launching new products such as:

Web of Science Grants Index to help researchers optimize funding strategies

A post-approval module addition to Cortellis CMC to accelerate regulatory success

Epidemiology intelligence for precision patient population analysis

Research horizon navigator to pinpoint future breakthrough areas

IP Collaboration Hub

A new OFF-X platform for preclinical and clinical safety intelligence

A framework to evaluate the societal impact of research

A new sustainability research solution

Four different AI-powered solutions across the business to accelerate and enhance our search offerings

Acquiring Rowan TELS to enhance support for patent practitioners and Global QMS to expand our Life Sciences & Healthcare segment into new markets, as well as divesting Valipat and ScholarOne as we improve our focus on core offerings.

Continuing to expand our annual industry-leading reports and programs including Drugs to Watch, Top 100 Global Innovators, Journal Citation Reports, Citation Laureates, Highly Cited Researchers, and Research & Engineering Fronts, and launching new reports such as Companies to Watch, IP Operational Trends, and the Pulse of the Library.

2024 Financial Results
For the year ended December 31, 2024, we generated $2.557 billion of revenues, of which approximately 80% was recurring revenues generated through our subscription-based model and re-occurring revenue transactions.
In each of the past three years, we have also achieved annual renewal rates in excess of 90%. For information on annual renewal rates, see the Annual Report, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Key Performance Indicators — Annual renewal rate.

Clarivate 2025 Proxy Statement
Key Financial Results
The table below highlights our key financial results as of or for the years ended December 31, 2024 and December 31, 2023, respectively.
(in millions, except margin and per share)	2024	2023
Revenue	$2,557	$2,629
Net loss	$(637)	$(911)
Adjusted EBITDA(1)	$1,060	$1,117
Adjusted EBITDA margin(1)	42%	43%
Adjusted diluted EPS(1)	$0.73	$0.82
Net cash provided by operating activities	$647	$744
Free cash flow(1)	$358	$502
Market capitalization	$3,500	$6,200

(1)
Adjusted EBITDA, Adjusted EBITDA margin, Adjusted diluted Earnings Per Share (“Adjusted diluted EPS”), and Free cash flow are non-GAAP measures. For a description of such terms and a reconciliation of such non-GAAP measures to the most directly comparable GAAP financial measures, please see Appendix A.

Leadership Transition
In August 2024, the Board appointed Matti Shem Tov, the former CEO of ProQuest, as the Company’s next CEO and a member of the Board, and Jonathan Gear was separated without cause as the Company’s CEO and stepped down as a member of the Board.
Following a process led by the Board and supported by Heidrick & Struggles, a leading global executive search firm, the Board chose Mr. Shem Tov for his decades of leadership experience, and his ability to leverage his deep expertise in innovating and delivering new products to market to help launch Clarivate in its new phase of accelerated organic growth.
Shareholder Engagement
Strong engagement with our shareholders is critically important to us, so we design our disclosures to be as open and transparent as possible in order to facilitate these important discussions, which provide us with valuable input and feedback. We hold hundreds of meetings with shareholders every year and in the context of those meetings there is from time-to-time discussion on both our executive compensation and corporate governance practices, and we consider the input we receive as we continue to refine our executive compensation program. Our advisory approval of executive compensation proposal received a 99% approval rate at the 2024 Annual General Meeting of Shareholders. Given this strong support, the HRCC determined that our approach to compensation should remain relatively consistent in 2025.
Our Approach to Pay
Our Compensation Philosophy
Our goal is to provide an executive compensation program that reinforces a pay-for-performance culture, serving the interests of our shareholders while supporting our mission, vision, and values. We believe that attracting and retaining superior talent and rewarding performance, are key to delivering long-term shareholder returns, and that a competitive compensation program is critical to that end. Therefore, we strive to provide a competitive compensation package to our executives that is heavily weighted toward performance-based pay elements that align the interests of our executives with those of Clarivate shareholders.

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Objectives to Support Our Compensation Philosophy
In order to achieve the goals of our compensation and benefits program, we have adopted the following objectives and guidelines:
Compensation Philosophy and Objectives
Total Rewards Strategy Supports Our Mission, Vision and Values	The components of compensation encourage our colleagues to aim for greatness by pursuing top performance and challenging the status quo in the belief that human ingenuity can transform the world and improve our future.
Incentives Aligned to Key Business Objectives Appropriate to Colleague Roles	We aim to drive superior business and financial results by setting clear, measurable short- and long-term performance targets that support our business strategy and the creation of long-term shareholder value while also ensuring that our executives are not incentivized to take inappropriate risks.
Supports a Pay for Performance Culture	Total compensation should be competitive and performance should be appropriately rewarded. We believe there should be an upside as well as a downside risk of payouts if our performance is above or below our goals.
Designed to Attract, Retain, and Motivate Top Talent	Total compensation should be competitive in order to attract qualified individuals, motivate performance, and retain, develop and reward colleagues with the abilities and skills needed to foster long-term value creation. We also strive to achieve equity and balance through our compensation programming to support greater diversity across our workforce.
Programs Globally Consistent and Locally Competitive	Total compensation should be globally consistent and locally competitive to attract and retain qualified talent in the markets in which we operate.
Determination of Executive Compensation
The Role of the Human Resources and Compensation Committee
The HRCC is composed of independent, non-employee members of the Board. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed on our website, ir.clarivate.com.
With respect to CEO and executive officer compensation, the HRCC:
Reviews and approves the corporate goals and objectives as they relate to incentive compensation targets and payouts at various levels;

Evaluates the CEO’s performance in light of these goals and objectives;

Sets the CEO’s compensation based on the evaluation of the CEO’s performance. Under its charter, the HRCC may set the CEO’s compensation either alone or, if directed by the Board, in conjunction with a majority of the independent directors on the Board;

Reviews and sets the compensation of the executive officers other than the CEO and, if directed by the Board or if the HRCC otherwise deems it appropriate, makes recommendations to the Board regarding the compensation of the executive officers other than the CEO;

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Reviews and makes recommendations to the Board regarding non-employee director compensation;

Reviews and approves the Company’s CD&A disclosure, as required by SEC rules, and provides a recommendation to the Board whether to include the CD&A disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K; and

Recommends to the Board whether to approve the frequency (Say-When-on-Pay) with which the Company will conduct advisory approvals of executive compensation (Say-on-Pay votes), taking into consideration the results of the most recent shareholder advisory vote on the frequency of Say-on-Pay votes. The next Say-When-on-Pay vote will be held at our 2027 Annual General Meeting of Shareholders.

Additionally, the HRCC’s responsibilities include:
Administering our Executive Compensation Recoupment Policy and such other compensation recoupment policies that we have in effect from time to time;

Reviewing and assessing risks arising from the Company’s compensation policies and practices and whether such risks are reasonably likely to have a material adverse effect on the Company; and

Oversight of human capital management in the context of talent management and succession planning, colleague development, workplace culture, and inclusion initiatives.

The HRCC works very closely with its independent compensation consultant and senior management to consider a variety of factors when making compensation decisions throughout the year, including:
Experience, responsibilities, and individual and overall Company performance;

Internal equity among executives;

Executive role in succession planning;

Competitive external market data and trends; and

Alignment with shareholders, customers, and other colleagues.

As part of the responsibilities described in its charter, the HRCC sets objective business performance targets and the amounts payable at different levels of performance under each of our incentive plans. Goal setting is part of the Company’s overall business planning process. As part of this process, a range of performance scenarios is developed. Goals are then set at the threshold, target, and maximum performance levels — driven by the strategic and operational plans as presented by management and approved by the Board. The HRCC also considers the probability of achievement of different levels of performance when setting goals.
The Role of the Independent Compensation Consultant
In 2024, the HRCC engaged Pay Governance as its independent compensation consultant to advise on executive compensation matters. Pay Governance specializes in executive compensation and related governance matters. To ensure the HRCC receives independent and unbiased advice and analysis, the consultant is prohibited from providing any services to management, although the consultant interacts with management from time to time in order to best coordinate with and deliver services to the HRCC. The HRCC has sole authority with regard to the decision to retain and terminate the compensation consultant (including the authority to approve the consultant’s fees and other retention terms). The consultant maintains active engagement with the HRCC Chair and reports to the HRCC. The HRCC annually reviews the independence of the consultant’s work under rules adopted by the SEC and NYSE and has found no conflicts.
The independent compensation consultant performed duties requested by the HRCC including:
Providing analysis and recommendations on the composition of the peer group;

Analyzing executive and director compensation in comparison to the peer group;

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Updating the HRCC on executive compensation and governance market trends;

Advising the HRCC on annual incentive and long-term equity plan designs;

Preparing a risk review relative to compensation policies and practices; and

Reviewing disclosures related to executive compensation.

Pay Governance speaks with the chair of the HRCC, as well as with management, in preparing for HRCC meetings, regularly attends HRCC meetings and meets from time to time in executive sessions with the HRCC without the presence of management.
The Role of Management
At the HRCC’s request, management provides information, analyses, and recommendations regarding our executive compensation program, as well as information regarding our achievement of performance metrics. Our CEO discusses with the HRCC his views on the performance and compensation of the other NEOs and CEO direct reports.
The Use of Peer Group Benchmarking and Market Data
Peer Group Benchmarking
The HRCC considers several factors in structuring our executive compensation program, determining pay components, and making compensation decisions. This includes an annual review and comparison of the compensation practices of select peer companies in our industry. These companies were chosen with guidance from our independent compensation consultant to be effective for fiscal year 2024. It was the HRCC’s intent to select companies that operate significant lines of business similar to Clarivate’s, are of similar size, and therefore compete with Clarivate for executive talent.
We established a peer group for benchmarking executive pay based on the following guiding principles:
Companies engaged in intelligence development, data analytics, digital delivery, cybersecurity, and intellectual property protections;

Revenues between $800 million to $8.0 billion (approximately 0.3x-3.0x Clarivate);

Market capitalization between $1.2 billion to $25.0 billion (approximately 0.25x-5.0x Clarivate);

Business/talent competitors of Clarivate;

A group of between 10 to 25 companies so that results are statistically reliable and the peer group is sustainable over time; and

Availability of sufficient pay data for companies identified as potential peers.

Based on this analysis, the following 17 companies were selected as our primary peer group for compensation benchmarking in 2024 (the “Peer Group”):
Clarivate 2024 Peer Group for Compensation Benchmarking Purposes
Dun & Bradstreet Holdings, Inc. (DNB)	Morningstar, Inc. (MORN)
Equifax, Inc. (EFX)	MSCI Inc. (MCSI)
ExlService Holdings, Inc. (EXLS)	SS&C Technologies Holdings, Inc. (SSNC)
FactSet Research Systems Inc. (FDS)	Teradata Corporation (TDC)
Fair Isaac Corporation (FICO)	Thomson Reuters Corporation (TRI)
Gartner, Inc. (IT)	TransUnion (TRU)
ICON plc (ICLR)	Verisk Analytics, Inc. (VRSK)
Informa plc (INF)	Wolters Kluwer N.V. (WKL)
Moody’s Corporation (MCO)

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Use of Market Comparison Data
The HRCC approves the salary, Annual Incentive Plan (“AIP”), target annual cash incentive and Long-Term Incentive Plan (“LTI”) equity compensation of the NEOs at levels that are competitive with compensation paid to persons holding the same or similar positions at members of the Peer Group using available market comparison data regarding these companies as a guide. In addition to Peer Group market data, the HRCC also considered Willis Towers Watson compensation survey data from similar industries and geographies in its competitive analysis of NEO compensation. The use of market comparison data, however, is just one of the tools the HRCC uses to determine executive compensation, and the HRCC retains the flexibility to establish target compensation at levels it deems appropriate for an individual or for a specific element of compensation based on performance, experience, and breadth of responsibilities.
Good Governance Practices
We are committed to having policies in place to ensure effective oversight of our executive compensation program and strong corporate governance.
WHAT WE DO	WHAT WE DON’T DO
We have an HRCC that is fully composed of independent directors	We do not permit our colleagues to engage in hedging transactions
The HRCC engages an independent compensation consultant	We do not permit our colleagues to pledge Company securities to secure margin or other loans
We have adopted share ownership guidelines for our executive officers and Board of Directors	We do not reprice underwater stock options
The majority of NEO pay is at risk and dependent upon performance	We do not provide excise tax gross-up payments
The mix of executive officer equity awards includes a performance-based element	We do not have an evergreen provision that automatically adds shares to our equity incentive plan
We engage with our shareholders to discuss executive compensation and corporate governance matters	We do not provide excessive perquisites
We maintain clawback policies that require covered executives to reimburse performance-based compensation in specified circumstances	We do not grant single-trigger equity awards
Elements of Compensation at a Glance — Mix of Fixed and Variable Performance-Based Compensation
We design our executive compensation programs to create a performance-based culture that rewards colleagues for collective performance and demonstration of our values and to align our colleagues’ interests with those of our public shareholders.
Our executive compensation program is tailored to our strategic priorities and current business outlook, while also designed to motivate and retain our senior management team. Multiple components, described below, are utilized to achieve these objectives, with a heavy emphasis on pay that is variable or at risk depending directly on performance against strategic corporate metrics. Additional detail on each compensation element is provided in the “2024 Executive Compensation Program in Detail” section.

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	Pay Element	Payment Form	Alignment to Business Objectives
Fixed	Base Salary	Cash	Benchmark base salaries to ensure market competitiveness in the attraction and retention of key talent Provides a competitive fixed rate of pay relative to similar positions in the market
	Retirement, Health, and Welfare Benefits	Benefits	Market-aligned programs to facilitate strong productivity and provide support in times of personal need Health, welfare, and retirement programs Limited perquisites
At-Risk / Variable	Annual Incentive Plan	Cash
Rewards performance for achievement of rigorous and challenging short-term performance goals aligned with the Company’s annual operating plan

Motivates executives to deliver on individual objectives supportive of broader business objectives

Annual recognition of performance against pre-established targets

	Long-Term Incentive Program	PSUs and RSUs
Rewards performance for achievement of rigorous long-term performance goals aligned with the interests of shareholders and the Company’s strategy

Supports retention and mitigates excessive risk taking

Alignment of Pay to Business Objectives
With regard to our variable/at-risk pay, we utilize multiple metrics to incentivize behavior that supports the achievement of our corporate goals.
For our AIP, the metrics selected to best support our short-term objectives included Adjusted EBITDA, Voice of Customer, and Individual Performance.
Our LTI program includes performance-based restricted share units (“PSUs”) that apply longer-term metrics including, for our 2024 and 2023 PSU grants, Adjusted diluted EPS, and Adjusted EBITDA, and for our 2022 PSU grants, Revenue, Adjusted EBITDA Margin, Adjusted diluted EPS and Adjusted EBITDA, with, for all years, a total shareholder return (“TSR”) modifier as compared to the S&P 500 measured over a cumulative 3-year period.

Clarivate 2025 Proxy Statement
Compensation for Our Named Executive Officers
For 2024, our NEOs were:
Name	Title
Matti Shem Tov	Chief Executive Officer
Jonathan Collins	Executive Vice President and Chief Financial Officer
Bar Veinstein	President, Academia and Government
Henry Levy	President, Life Sciences and Healthcare
Gordon Samson	President, Intellectual Property
Jonathan Gear	Former Chief Executive Officer
Compensation Mix — Performance-Based/At-Risk Compensation
The graphics below show the total target compensation mix of our current CEO (Matti Shem Tov) and our other NEOs, excluding Jonathan Gear. These illustrate that a majority of the total target compensation for the NEOs is at risk, with 83% for our CEO and an average of 81% for our other NEOs. For purposes of these estimates, total compensation is composed of base salary, AIP target, and RSU/PSU grant value. AIP and equity grants are both considered at-risk pay.

(1)
Other NEOs include Messrs. Collins, Veinstein, Levy, and Samson.

Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain executive leadership talent. In making base salary decisions for our NEOs other than the CEO, the HRCC considers the CEO’s recommendations, as well as each NEO’s position and level of responsibility within the Company. The HRCC also takes into account factors such as relevant market data, overall Company performance, individual performance and contributions, relevant experience and internal equity within the Company.

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During 2024, the HRCC determined the appropriate annual base salary rate for each NEO as follows:
Name	2024 Base Salary	2023 Base Salary	% Increase
Matti Shem Tov(1)(2)	$900,000	$N/A	N/A
Jonathan Collins	$750,000	$750,000	0%
Bar Veinstein(2)	$600,000	$600,000	0%
Henry Levy	$600,000	$600,000	0%
Gordon Samson(2)	$600,000	$600,000	0%
Jonathan Gear(1)	$900,000	$900,000	0%

(1)
Mr. Shem Tov joined Clarivate on August 6, 2024, and was appointed as Chief Executive Officer effective August 9, 2024. Mr. Gear departed the Company on November 1, 2024, following his separation as CEO by the Board effective August 9, 2024.

(2)
Mr. Shem Tov is based in Israel. His 2024 salary was approved by the HRCC in USD and was converted to ILS for purposes of 2024 payments using an ILS:USD exchange rate of 1:0.260 on his hire date. Mr. Veinstein is also based in Israel, and his 2024 and 2023 salary amounts have been converted to ILS using an ILS:USD exchange rate of 1:0.273 on his hire date. Mr. Samson is based in Jersey, and his 2024 and 2023 salary amounts have been converted to GBP using a GBP:USD exchange rate of 1:1.234, which we used for 2024 and 2023 budget planning.

2024 Annual Incentive Plan
Our AIP provides the opportunity for annual cash incentives to be made to approximately 83% of our colleagues, which are tied to pre-established Adjusted EBITDA performance, Voice of Customer achievement, and an individual performance modifier.
Each NEO has a target AIP award, which is defined as a percentage of the respective NEO’s eligible base pay.
The table below provides end-of-year AIP targets for 2024, which reflect no changes from 2023.
Name	2024 AIP Target
Matti Shem Tov(1)	100%
Jonathan Collins	100%
Bar Veinstein	100%
Henry Levy	100%
Gordon Samson	100%
Jonathan Gear(2)	150%

(1)
Mr. Shem Tov’s 2024 bonus was prorated based on his date of hire.

(2)
Mr. Gear’s 2024 bonus was prorated based on his period of employment.

AIP Goals
AIP bonus payouts are determined by a combination of pre-bonus Adjusted EBITDA performance and Voice of Customer achievement against goals established in early 2024. Pre-bonus Adjusted EBITDA goals are tied to 90% of our targeted bonus amounts, and Voice of Customer achievement is tied to 10% of our targeted bonus amounts, with the total AIP bonus subject to adjustment based on individual performance. Pre-bonus Adjusted EBITDA performance can result in a payout between 0% and 200% of target.
The Voice of Customer metric is based on the results of surveys sent to 100% of our customers. Voice of Customer can directly impact our revenues and represents a key component of our success measurements. Voice of Customer represents an industry-renowned standard that measures customer loyalty through Net Promoter Score. Voice of Customer achievement can result in a payout between 90% and 110% of target, depending on actual results over or above target.
The individual performance modifier can be used to increase or decrease an individual’s final AIP payment based on that individual’s personal performance, provided that the maximum payment could not exceed 200% of the AIP target.

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Achievement of AIP Goals
Pre-bonus Adjusted EBITDA.   Based on the final pre-bonus Adjusted EBITDA results for 2024, we determined pre-bonus Adjusted EBITDA was achieved at 62% of target. The table below provides the threshold, target, and maximum pre-bonus Adjusted EBITDA opportunities, as well as the actual results achieved in 2024.

Voice of Customer.   Based on the final Voice of Customer results for 2024, we determined Voice of Customer was achieved at 90% of target. The table below provides the threshold, target, and maximum Voice of Customer opportunities, as well as the actual results achieved in 2024.

2024 Corporate AIP Goals
Metric	Weighting	Payout Level		2024 Corporate Goal (in millions, except Voice of Customer)	2024 Results (in millions, except Voice of Customer)
Pre-bonus Adjusted EBITDA(1)	90%	Threshold	0%	$1,074	$1,118
		Target	100%	$1,172
		Maximum	200%	$1,271
Voice of Customer	10%	Threshold	90%	<42	41
		Target	100%	42
		Maximum	110%	>42

(1)
Adjusted EBITDA is a non-GAAP measure. For a description and a reconciliation of such non-GAAP measure to the most directly comparable GAAP financial measure, please see Appendix A.

Final AIP Payments.   For the NEOs (other than Mr. Gear), the HRCC determined that payouts should be 65% of target based on the table below and results discussed above. No discretion and no individual performance modifier were applied with respect to the NEO’s payout.

Final Calculation — AIP Payments
		Pre-bonus Adjusted EBITDA Performance			Voice of Customer Performance
Name	AIP Target ($)	% of AIP Tied to Goal	Performance Level Achieved	Amount Earned ($)	% of AIP Tied to Goal	Performance Level Achieved	Amount Earned ($)	Individual Modifier(4)	Final AIP Payment ($)
Matti Shem Tov(1)(2)	352,695	90%	62%	197,509	10%	90%	31,743	—	229,252
Jonathan Collins	750,000	90%	62%	420,000	10%	90%	67,500	—	487,500
Bar Veinstein(2)	600,000	90%	62%	336,000	10%	90%	54,000	—	390,000
Henry Levy	600,000	90%	62%	336,000	10%	90%	54,000	—	390,000
Gordon Samson(2)	600,000	90%	62%	336,000	10%	90%	54,000	—	390,000
Jonathan Gear(3)	1,125,000	90%	100%	1,012,500	10%	100%	112,500	—	1,125,000

(1)
Mr. Shem Tov joined in August 2024 and was eligible for a pro rata payment of AIP. The AIP Target reflected in this table reflects such prorated amount.

(2)
Mr. Shem Tov is based in Israel and his payment has been converted to USD using an ILS:USD exchange rate of 0.260. Mr. Veinstein is based in Israel and his payment has been converted to USD using an ILS:USD exchange rate of 0.273. Mr. Samson is based in Jersey and his payment has been converted to USD using a GBP:USD exchange rate of 1.234.

(3)
Mr. Gear departed the Company on November 1, 2024 and, pursuant to the terms of his separation agreement, was eligible for a pro rata payment of AIP assuming target performance. The AIP Target reflected in this table reflects such prorated amount.

(4)
No adjustment was made to final payouts based on individual performance.

2024 Long-Term Incentive Program
2019 Incentive Award Plan Grant Practices
Annual LTI awards to NEOs are typically granted in the first quarter of the year, although LTI awards may also be granted to NEOs as part of the hiring process, in connection with a promotion or change

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in responsibility or in response to extraordinary circumstances. The HRCC approves the type and number of awards to be granted and the performance criteria for awards. For all such grants, the grant date is no earlier than the date of HRCC approval. Awards are not spring-loaded or otherwise timed to take advantage of material nonpublic information, and the Company does not manipulate the timing of the public release of information to increase the value of an award.
The HRCC has delegated to the CEO and the SVP, Head of People the authority to grant equity awards, including annual LTI awards, to eligible employees (other than the CEO, the SVP, Head of People, and persons subject to Section 16 of the Exchange Act), provided the total awards remain within specified limits and subject to terms and conditions approved by the HRCC. In addition, on a quarterly basis, the HRCC reviews the shares granted from this award budget.
Equity Programs
We consider share ownership to be a key component in our compensation programs because it aligns the goals of our colleagues with those of our shareholders. Through the LTI program, our most senior leaders are eligible for annual equity awards under the Clarivate 2019 Incentive Award Plan . Our key equity programs include LTI for NEOs and senior management, which consists of performance-based restricted share units (“PSUs”) and restricted share units (“RSUs”).
As discussed above, PSUs are granted to our most senior leaders, thereby placing a larger percentage of their compensation “at risk.”
The following is the mix of performance and time-based equity awarded through our annual LTI program. See footnotes to the “2024 NEO Equity Awards” table below for a description of equity granted outside of the annual equity cycle.
Ratio of Performance to Time-Based Equity
Position	PSUs	RSUs
CEO(1)	50 – 75%	25 – 50%
Other NEOs	50%	50%

(1)
Mr. Shem Tov’s hire grant was 50% in PSUs and 50% in RSUs. Mr. Gear’s 2024 annual grant was 75% in PSUs and 25% in RSUs.

RSUs vest ratably over three years, with 1/3 of the award vesting on each of the first three anniversaries of the grant date. PSUs cliff vest at the end of a three-year period subject to achievement of performance measures and continued employment.
The 2022 awards had two measurement periods (the first was one-year relative to 2022, and the second was two years relative to 2023-2024) with a three-year relative TSR modifier as compared to the S&P 500. At the end of the three-year period, performance achievement percentages for each of the measurement periods were weighted one-third for the first period and two-thirds for the second period, and the resulting overall performance achievement percentage was modified in accordance with our three-year relative TSR modifier.

The 2023 and 2024 awards have one three-year measurement period with a three-year relative TSR modifier as compared to the S&P 500. At the end of the three-year period, the performance achievement is modified in accordance with our three-year relative TSR modifier.

PSU Grants
2022 Performance.   The table below contains the performance metrics relative to the first measurement period of the 2022 awards and the TSR modifier that will increase or decrease the final payout by as much as 20%, as illustrated below. The overall payout of the PSUs was capped at 200% of the target shares granted.

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2022 PSU — First Measurement Period Metrics
Revenue and Adjusted EBITDA margin %				Modifier: 3-Year Relative TSR vs. S&P 500
2022 Goals
Performance Range	Payout Range	Revenue ($m) (50%)	Adjusted EBITDA margin % (50%)	Percentile	Modifier
Maximum	200%	$2,911	42.9%	=>P75	1.2x
Target	100%	$2,840	41.9%	P50	1.0x
Threshold	50%	$2,740	41.4%	<=P25	0.8x
Based on 2022 financial results, actual performance versus the performance goals was 90.7% of target that was weighted one-third in the overall performance achievement at the end of 2024, relative to the 2022 awards.
2023-2024 Performance.   The table below contains the performance metrics relative to the second and final measurement period of the 2022 awards and the TSR modifier that increases or decreases the final payout by as much as 20%, as illustrated below. The overall payout of the PSUs was capped at 200% of the target shares granted.
2022 PSU — Second Measurement Period Metrics
Adjusted diluted EPS and Adjusted EBITDA				Modifier: 3-Year Relative TSR vs. S&P 500
2023-2024 Goals
Performance Range	Payout Range	Adjusted diluted EPS (50%)	Adjusted EBITDA ($m) (50%)	Percentile	Modifier
Maximum	200%	$1.72	$2,352	=>P75	1.2x
Target	100%	$1.65	$2,309	P50	1.0x
Threshold	50%	$1.58	$2,266	<=P25	0.8x
The HRCC approved adjustments to both our Adjusted diluted EPS and Adjusted EBITDA results for the 2023 – 2024 period to reflect divestitures that occurred during the performance period, as contemplated by the plan. Based on 2023-2024 financial results post these adjustments, actual performance versus the performance goals was 50.0% of target that was weighted two-thirds in the overall performance achievement at the end of 2024, relative to the 2022 awards. The overall three-year performance achievement versus the performance goals was 63.5% of target for the 2022 awards by weighting the attainment of the 2022 performance period by 33.3% and the weighting of the 2023 – 2024 performance period by 66.7%. Our three-year TSR performance (2022 – 2024) was less than the 25th percentile of the S&P 500 and therefore modifies the overall performance achievement by 0.8, resulting in a final performance achievement at 50.8% of target relative to the 2022 awards.
The table below provides details of the RSUs and PSUs granted to our NEOs in 2024.
2024 NEO Equity Awards
	RSUs		PSUs(1)(3)
NEO	Units (#)	Grant Value ($)	Target Units (#)	Grant Value ($)
Matti Shem Tov(2)	282,258	1,750,000	282,258	1,960,000
Jonathan Collins	177,053	1,249,994	177,053	1,396,948
Bar Veinstein	141,643	1,000,000	141,643	1,117,563
Henry Levy	141,643	1,000,000	141,643	1,117,563
Gordon Samson	141,643	1,000,000	141,643	1,117,563

(1)
The PSU grants represent 100% of the PSUs granted in 2024 (i.e., the PSUs with respect to the 2024 – 2026 measurement period). See footnote to the 2024 Summary Compensation Table for more information.

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(2)
The grants to Mr. Shem Tov were made in August 2024 in connection with his commencement of employment.

(3)
In accordance with the terms of his separation agreement, Mr. Gear forfeited all of his 2024 PSU grant and the final tranche of his 2024 RSU grant.

In addition to the grants in the table above, the following grants were made to our NEOs during 2024:
Sign-On and CEO Transition Retention Grants
Mr. Shem Tov received a sign-on RSU grant for 80,645 shares with a total grant date value of $499,999 in connection with his commencement of employment. The RSUs will vest on the first anniversary of the date of grant, subject to continued employment through the vesting date.
The other NEOs (other than Jonathan Gear) received a retention RSU grant in order to incentivize them to continue to support the Company’s ongoing operational initiatives in the near term and to remain employed through the transition of the CEO. These RSUs will vest on the first anniversary of the date of grant, subject to continued employment through the vesting date. Mr. Collins received 322,580 shares with a total grant date value of $1,999,996, and each of Messrs. Veinstein, Levy and Samson received 161,290 shares with a total grant date value of $999,998.
Retirement, Health, and Welfare Benefits
We sponsor a qualified defined contribution plan (“401(k) Plan”) for all U.S. colleagues, including our U.S.-based NEOs. In addition, we sponsor a qualified defined contribution plan for U.K. colleagues, including our U.K.-based NEOs. Other than the qualified plans described above, we do not provide any other pension plan, supplemental retirement plan, or deferred compensation plan to our NEOs. We do provide company matches to employee contributions to qualified retirement plans, and these are reported as All Other Compensation in the 2024 Summary Compensation Table.
We also provide NEOs with life and medical insurance and other benefits generally available to all colleagues. The only perquisite we provide our NEOs is reimbursement to be used toward an annual executive physical, not to exceed $5,000 in any given year. We do not provide a gross-up on taxes paid by NEOs in connection with such reimbursement.
Share Ownership Guidelines
We have adopted the following share ownership guidelines for our non-employee compensated directors, CEO, executive officers, and our executive leadership team. As of January 1, 2025, all have met or are on track to achieve their applicable guideline by the end of the 5-year compliance period.
Position	Share Ownership Guidelines
Chief Executive Officer	6 times base salary
Other Executive Officers and Leadership Team	3 times base salary
Non-employee Directors	5 times annual retainer
What counts as ownership	What does not count as ownership
Shares owned directly or indirectly via a trust	Unvested and unearned PSUs
Shares held in a 401(k) account	Unexercised stock options
Shares held by spouse or minor children
Unvested RSUs
Unvested deferred shares/share units
Insider Trading Policy
We have adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of our securities by directors, officers, employees, and other covered persons that we believe is

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reasonably designed to promote compliance with insider trading laws, rules and regulations, and New York Stock Exchange listing standards. A copy of our insider trading policy is filed as Exhibit 19.1 to the Annual Report.
Our insider trading policy prohibits officers, directors, colleagues, and consultants of the Company from trading while in possession of material, nonpublic information about the Company. We impose quarterly trading blackouts applicable to certain designated colleagues who may have access to inside information prior to the release of earnings, and we require all executive officers and other designated insider colleagues to pre-clear any transactions with the Company before trading in the Company’s shares.
No Hedging Policy
Certain forms of hedging or monetization transactions allow an individual to lock in much of the value of their ordinary shares, often in exchange for all or part of the potential for upside appreciation in the ordinary shares. These transactions allow the continued ownership of the covered securities but without the full risks and rewards of ownership. When that occurs, the individual entering into the transaction may no longer have the same objectives as the Company’s other shareholders.
Our insider trading policy prohibits directors, executive officers, employees, and consultants from entering into certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts.
No Pledging Policy
We have a policy that prohibits our directors, executive officers, colleagues, and consultants from pledging the Company’s securities as collateral to secure loans or otherwise. This includes a prohibition on holding the Company’s securities in a margin account, which would allow the director or executive officer to borrow against their holdings to buy securities.
Risk Assessment and Mitigation of Compensation Policies and Practices
The Board of Directors is responsible for the oversight of the Company’s ongoing assessment and management of material risks impacting our business. The HRCC oversees compensation risk management by participating in the creation and approval of compensation elements, programs, and performance metrics that encourage an appropriate level of risk taking consistent with our business strategy.
The HRCC has reviewed our incentive compensation program, taken into account the concept of risk as it relates to our compensation program, considered various mitigating factors, and reviewed each of these items with its independent compensation consultant. In addition, Pay Governance conducted an independent risk assessment of our executive compensation program and determined that our compensation program does not create risks that are reasonably likely to have a material adverse effect on our business. Based on these reviews and discussions, among other factors considered by the HRCC, the HRCC believes that our compensation program is structured to minimize the risk of material adverse effects on our business.
We established short-term and long-term incentive plans that include a mix of performance metrics that align with our overall corporate goals and strategy and do not encourage excessive risk taking in order to meet one particular goal. As noted above in “Compensation Policies,” we have share ownership guidelines and prohibitions against hedging and pledging of our securities.
Clawback Policies
We maintain an executive compensation recoupment policy intended to comply with the requirements of Section 10D of the Exchange Act and the rules of the New York Stock Exchange, under which the HRCC must recover certain excess incentive-based compensation paid to executive officers in the event of a restatement of our financial statements due to our material noncompliance with any financial reporting required under U.S. federal securities laws.

Clarivate 2025 Proxy Statement
In addition, we have adopted a detrimental conduct compensation recoupment policy under which the HRCC may recover compensation, including time-based equity awards, from (i) any current or former CEO of the Company, (ii) any individual who, at any time, was designated as an “officer” of the Company as defined under Rule 16a-1(f), and (iii) any current or former employee of the Company who at any time during his or her employment was a member of our Executive Leadership Team. The potential recovery period is the three-year period preceding the date of certain detrimental conduct, including conduct such as willful acts that injure the reputation, business, or any business relationship of the Company, indictment or conviction of a crime, violations of any non-compete, non-solicitation, or confidentiality covenant and violations of any material Company policies. A copy of our executive compensation recoupment policy is filed as Exhibit 97 to the Annual Report.
Impact of Accounting and Tax Treatment
The HRCC annually reviews and considers the deductibility of the compensation paid to our executive officers, including each of the NEOs. The HRCC considers the accounting and tax treatment to Clarivate and the NEOs in its decision-making process. We strive to ensure that there are no significant negative accounting or tax implications due to the design of our compensation programs; however, we will base our decisions on what we believe is necessary and appropriate to further the growth of our Company, align with our shareholders’ interests, and pay for performance.

Clarivate 2025 Proxy Statement
EXECUTIVE COMPENSATION TABLES
2024 Summary Compensation Table
The following summary compensation table sets forth information concerning compensation earned by our NEOs in 2024. None of our NEOs have been granted stock options.
Year	Salary(2) ($)	Bonus(3) ($)	Stock Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Matti Shem Tov(1)(7) Chief Executive Officer
2024	352,695	—	4,209,999	229,252	52,305	4,844,251
Jonathan Collins Executive Vice President, Chief Financial Officer
2024	750,000	—	4,646,938	487,500	14,130	5,898,568
2023	750,000	—	3,424,506	547,500	13,530	4,735,536
2022	750,000	750,000	1,655,311	444,675	12,530	3,612,516
Bar Veinstein(7) President, Academia & Government
2024	600,000	—	3,117,561	390,000	89,416	4,196,977
2023	411,884	—	8,185,927	438,000	63,472	9,099,283
Henry Levy President, Life Sciences & Healthcare
2024	600,000	—	3,117,561	390,000	14,130	4,121,691
2023	399,725	—	4,185,925	438,000	13,420	5,037,070
Gordon Samson(7) President, Intellectual Property
2024	600,000	—	3,117,561	390,000	60,224	4,167,785
2023	588,281	—	2,776,573	429,557	59,157	3,853,568
2022	583,874	—	1,375,611	346,310	93,020	2,398,815
Jonathan Gear Former Chief Executive Officer
2024	756,593	—	15,564,585	1,125,000	4,419,463	21,865,641
2023	900,000	—	10,579,343	985,500	13,530	12,478,373
2022	432,692	—	7,561,183	381,568	165	8,375,608

(1)
Mr. Shem Tov commenced employment on August 6, 2024.

(2)
Amounts in this column have been adjusted to reflect the base salary earned by the NEO during the applicable fiscal year. Salary earned for Mr. Shem Tov is for the period of hire date through the end of 2024, and salary earned for Mr. Gear is for the period he was employed during 2024.

(3)
This amount represents a sign-on bonus paid to Mr. Collins in March 2022 related to his offer of employment.

(4)
Amounts shown are the aggregate grant date fair value of PSUs and RSUs granted under our long-term incentive program as described above under “2024 Long Term Incentive Program,” computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. Information about the assumptions used to calculate the grant date fair value of the stock can be found in our Annual Report on Form 10-K under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Note 1: Nature of Operations and Summary of Significant Accounting Policies — Share Based Compensation” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Note 12: Share-based Compensation.” PSUs are reported at target performance, which was the most probable outcome of their performance conditions as of their grant date. These amounts do not necessarily correspond to the actual value that may be realized by the NEOs. At the maximum performance level of 200%, the grant date fair value of the PSUs would be as follows: Mr. Shem Tov, $3,919,999; Mr. Collins, $2,793,896; Mr. Veinstein, $2,235,127; Mr. Levy, $2,235,127; Mr. Samson, $2,235,127; and Mr. Gear, $12,572,589. The grant date fair value of the PSUs is calculated using a Monte Carlo valuation, which takes into consideration the probability of the PSUs paying out at different levels.

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The PSU grants represent all of the PSUs awarded for 2024. Since performance goals for the entire performance period of the 2024 awards were established and approved by the HRCC in 2024, these are considered granted for accounting purposes in 2024.
Mr. Gear’s grant value includes $7,403,296 in incremental fair value resulting from modifications of the awards pursuant to the terms of his separation agreement.
(5)
Represents annual incentive payments under our AIP that were paid in March 2025 for 2024 performance. Mr. Gear was eligible for a pro rata payment of AIP assuming target performance.

(6)
All Other Compensation includes (a) Company contributions to the Company’s defined contribution plans as follows: $52,305 to Mr. Shem Tov, $13,800 to Messrs. Collins and Levy, $89,416 to Mr. Veinstein, $60,000 to Mr. Samson, and $2,769 to Mr. Gear; and (b) Company-paid life insurance premiums in the amount of $330 for Messrs. Collins and Levy, $224 for Mr. Samson, and $303 to Mr. Gear; and (c) severance payments of $4,416,391 to Mr. Gear (described in more detail under “2024 NEO Changes” below).

(7)
Mr. Shem Tov is based in Israel and his salary has been converted to USD using an ILS:USD exchange rate of 0.260. Mr. Veinstein is based in Israel and his salary has been converted to USD using an ILS:USD exchange rate of 0.273. Mr. Samson is based in Jersey and his salary has been converted to USD using a GBP:USD exchange rate of 1.234.

Clarivate 2025 Proxy Statement
Grants of Plan-Based Awards
The following table provides information regarding grants of plan-based awards to our NEOs. No stock options were granted in fiscal year 2024.
			AIP			PSUs			RSUs	Grant Date Fair Value of Stock Awards(4) ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) ($)
Name	Grant Date	Approval Date	Threshold $	Target $	Maximum $	Threshold #	Target #	Maximum #
Matti Shem Tov			176,348	352,695	705,390
	08/13/2024	07/31/2024				112,903	282,258	564,516		1,960,000
	08/13/2024	07/31/2024							282,258	1,750,000
	08/13/2024	07/31/2024							80,645	499,999
Jonathan Collins			375,000	750,000	1,500,000
	03/15/2024	02/21/2024				70,821	177,053	354,106		1,396,948
	03/15/2024	02/21/2024							177,053	1,249,994
	08/13/2024	07/31/2024							322,580	1,999,996
Bar Veinstein			300,000	600,000	1,200,000
	03/15/2024	02/21/2024				56,657	141,643	283,286		1,117,563
	03/15/2024	02/21/2024							141,643	1,000,000
	08/13/2024	07/31/2024							161,290	999,998
Henry Levy			300,000	600,000	1,200,000
	03/15/2024	02/21/2024				56,657	141,643	283,286		1,117,563
	03/15/2024	02/21/2024							141,643	1,000,000
	08/13/2024	07/31/2024							161,290	999,998
Gordon Samson			300,000	600,000	1,200,000
	03/15/2024	02/21/2024				56,657	141,643	283,286		1,117,563
	03/15/2024	02/21/2024							141,643	1,000,000
	08/13/2024	07/31/2024							161,290	999,998
Jonathan Gear			675,000	1,350,000	2,700,000
	03/15/2024	02/21/2024				318,696	796,742	1,593,484		6,286,294
	03/15/2024	02/21/2024							265,580	1,874,995
	08/01/2024	07/31/2024								7,403,296

(1)
The threshold, target, and maximum amounts shown under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect the ranges of payments that could be made under the AIP. Mr. Gear received a prorated target bonus for 2024 per the terms of his separation agreement. Actual payments under the AIP are shown in the 2024 Summary Compensation Table.

(2)
Awards reported in this column represent the number of PSUs granted under the 2019 Incentive Plan.

(3)
Awards reported in this column represent the number of time-based RSUs granted under the 2019 Incentive Plan.

(4)
Represents the grant date fair value of stock awards, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. PSUs are reported at target performance, which was the most probable outcome of their performance conditions as of their grant date. At the maximum performance level of 200%, the grant date fair value of the PSUs would be as follows: Mr. Shem Tov, $3,919,999; Mr. Collins, $2,793,896; Mr. Veinstein, $2,235,127; Mr. Levy, $2,235,127; Mr. Samson, $2,235,127; and Mr. Gear, $12,572,589.

Mr. Gear’s grant value includes $7,403,296 in incremental fair value resulting from modifications of the awards pursuant to the terms of his separation agreement.
Mr. Shem Tov received a sign-on RSU grant for 80,645 shares with a total grant date value of $499,999 in connection with his commencement of employment. The RSUs will vest on the first anniversary of the date of grant, subject to continued employment through the vesting date.
The other NEOs (other than Jonathan Gear) received a retention RSU grant in order to incentivize them to continue to support the Company’s ongoing operational initiatives in the near term and to remain employed through the transition of the CEO. These RSUs will vest on the first anniversary of the date of grant, subject to continued employment through the vesting date. Mr. Collins received 322,580 shares with a total grant date value of $1,999,996, and each of Messrs. Veinstein, Levy, and Samson received 161,290 shares with a total grant date value of $999,998.

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Outstanding Equity Awards at Fiscal Year-End
The following table provides information concerning the outstanding equity awards held by our NEOs at the end of fiscal year 2024. None of our NEOs were holding stock options at the end of the fiscal year.
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested(2)(3) ($)
Matti Shem Tov	08/13/2024	362,903	1,843,547	282,258	1,433,871
Jonathan Collins	03/01/2022	73,388	372,811
	03/01/2023	72,972	370,698	109,457	556,042
	03/15/2024	177,053	899,429	177,053	899,429
	08/13/2024	322,580	1,638,706
Bar Veinstein	05/01/2023	483,750	2,457,450	113,378	575,960
	03/15/2024	141,643	719,546	141,643	719,546
	08/13/2024	161,290	819,353
Henry Levy	05/01/2023	211,641	1,075,136	113,378	575,960
	03/15/2024	141,643	719,546	141,643	719,546
	08/13/2024	161,290	819,353
Gordon Samson	03/01/2022	58,709	298,242
	03/01/2023	58,377	296,555	87,565	444,830
	03/15/2024	141,643	719,546	141,643	719,546
	08/13/2024	161,290	819,353
Jonathan Gear	07/15/2022	119,205	605,561
	03/01/2023			492,556	2,502,184

(1)
Awards shown are time-based RSUs. Amounts include shares earned on 2022 PSU grants for Mr. Collins, 44,311; Mr. Samson, 35,448; and Mr. Gear, 119,205 since the performance period has ended, and the shares earned will vest based on their continued employment through the vest date. These awards are scheduled to vest as shown in the table below if the individual remains continuously employed by the Company through the vest date.

(2)
Market value reflects the $5.08 closing price of Clarivate stock on December 31, 2024.

(3)
Awards shown include all tranches of the PSUs granted in 2022, 2023, and 2024, reported at target performance. PSUs will vest at the end of a three-year performance period from the grant date, subject to meeting performance metrics and the individual remaining continuously employed by the Company through the vesting date.

Name	Vesting Date	Number of Shares Vesting
Matti Shem Tov	08/13/2025	174,731
	08/13/2026	94,086
	08/13/2027	94,086
Jonathan Collins	03/01/2025	124,580
	03/04/2025	44,311
	08/13/2025	322,580
	03/01/2026	95,504
	03/01/2027	59,018

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Name	Vesting Date	Number of Shares Vesting
Bar Veinstein	03/01/2025	85,007
	05/01/2025	272,109
	08/13/2025	161,290
	03/01/2026	85,007
	05/01/2026	136,055
	03/01/2027	47,215
Henry Levy	03/01/2025	85,007
	05/01/2025	90,703
	08/13/2025	161,290
	03/01/2026	85,007
	05/01/2026	45,352
	03/01/2027	47,215
Gordon Samson	03/01/2025	99,663
	03/04/2025	35,448
	08/13/2025	161,290
	03/01/2026	76,403
	03/01/2027	47,215
Jonathan Gear	03/04/2025	119,205
Option Exercises and Stock Vested
The following table provides information concerning stock options exercised by our NEOs and the vesting of restricted stock units held by our NEOs during 2024. None of our NEOs have been granted stock options.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Matti Shem Tov	—	—
Jonathan Collins	128,115	914,741
Bar Veinstein	309,900	2,158,264
Henry Levy	128,494	899,307
Gordon Samson	82,438	603,147
Jonathan Gear(2)	649,301	3,642,395

(1)
Represents the aggregate dollar amount realized, which is calculated by multiplying the number of shares of RSUs that vested by the fair market value of our stock on the vesting date.

(2)
Mr. Gear’s amounts include 415,271 RSUs that vested per the terms of his separation agreement.

Clarivate 2025 Proxy Statement
EXECUTIVE EMPLOYMENT AGREEMENTS
The Company has entered into employment agreements with our current CEO and each of our other NEOs. These employment agreements are for the purpose of establishing each NEO’s employment terms and providing a description of the compensation elements and benefits to which each NEO is entitled. None of the employment agreements provide for severance upon a voluntary termination of employment nor do they provide for single-trigger change-in-control payments.
The employment agreements provide each executive with an annual base salary to be reviewed at the discretion of management and the HRCC and adjusted dependent on performance. In addition, each executive is eligible to participate in the AIP and is entitled to participate in employee benefit plans, programs, and arrangements as are customarily provided to our executives. The employment agreements with Messrs. Collins and Levy do not constitute a contract of employment, do not entitle them to employment for any specified period and therefore, their employment is considered “at will.” The employment agreements with Messrs. Shem Tov and Veinstein constitute an Israeli contract of employment. The employment agreement with Mr. Samson constitutes a U.K. contract of employment.
Under the terms of their employment agreements or separate restrictive covenant agreements, all of our NEOs (including Jonathan Gear) are subject to perpetual confidentiality and intellectual property provisions and restrictive covenants related to non-competition and non-solicitation of employees, customers, and suppliers for 12 months post-termination, whether voluntary or involuntary.
On June 30, 2021, the Company adopted the Executive Severance Plan (“ESP”), pursuant to which each of our NEOs are eligible to receive severance benefits upon an involuntary termination without cause (including enhanced severance benefits in connection with an involuntary termination following a change in control). While each of our NEOs is eligible to receive severance benefits pursuant to the terms of their employment agreement, the ESP provides that, in order to receive benefits under the ESP, the eligible executive cannot receive benefits under another severance agreement. Payment of severance under the ESP and each NEO’s employment agreement is contingent upon the executive entering into a release of claims with the Company. There is no eligibility for severance benefits under the employment agreements or the ESP if the applicable executive voluntarily resigns or the Company terminates him for cause.
The following describes, for our current CEO and other NEOs (other than Jonathan Gear), the benefits that would be received under their respective employment agreements or the ESP in various termination circumstances:
Pursuant to the ESP, in the event of an involuntary termination without cause, the NEOs are entitled to severance in the amount of 18 months of annual base salary, 1.5 times AIP target and to the extent the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) applies, 18 months of continued benefits coverage relative to medical, dental and vision plans. Any unvested RSUs shall become vested to the extent the RSUs would have otherwise vested had the NEOs’ employment continued over the 18-month period following the NEOs’ termination date. All outstanding PSUs will be forfeited. The expiration date of any outstanding stock options will be extended to two years from December 31 of the year the NEO is terminated.

In the event of an involuntary termination without cause that is within 12 months following a Change in Control, pursuant to the ESP, the NEOs are entitled to severance in the amount of 24 months of annual base salary, 2 times AIP target and if COBRA applies, 24 months of continued benefits coverage relative to medical, dental, and vision plans. The expiration date of any outstanding stock options will be extended to two years from December 31 of the year the NEO is terminated. Pursuant to the terms of the NEOs’ current award agreements, any unvested RSUs and PSUs shall immediately vest (with PSUs vesting at such level of performance determined by the Board).
The cash severance amount due under the ESP is paid in accordance with the terms of the applicable separating NEO’s separation agreement, which may provide for payment in a lump sum or in installments.
In the event of termination due to death or disability, the NEOs are not entitled to any severance or continuation of benefits under their respective employment agreements or the ESP. Pursuant to the

Clarivate 2025 Proxy Statement
terms of the NEOs’ current award agreements, any unvested RSUs and PSUs shall immediately vest, with PSUs deemed earned at target.
2024 NEO Changes
On August 6, 2024, Matti Shem Tov joined the Company and was appointed Chief Executive Officer effective August 9, 2024. Pursuant to his employment agreement, Mr. Shem Tov received an initial annual salary of $900,000 and a target annual cash bonus opportunity equal to 100% of his annual salary under the Company’s annual incentive plan (with a maximum annual bonus opportunity of 200% of his annual salary). For 2024, his bonus was prorated based on his service during 2024. Pursuant to Mr. Shem Tov’s employment agreement, he received an equity grant in 2024 with a grant date fair market value of $3.5 million (50% in RSUs and 50% in PSUs). Mr. Shem Tov’s target annual long-term equity incentive compensation opportunity for 2025 will be a grant date value equal to at least $6 million (50% in RSUs and 50% in PSUs). Thereafter, equity awards will be established by the Board in its discretion. In addition, pursuant to the terms of his employment agreement, Mr. Shem Tov received a one-time sign-on grant of RSUs, with a grant date value equal to $500,000, which vest on the first anniversary of the grant date. In the event Mr. Shem Tov’s employment is terminated for cause at any time prior to or within one year after full vesting of the sign-on grant, he must pay the Company in cash the after-tax value of any portion of the sign-on grant that has vested as of his termination date. In addition, if Mr. Shem Tov is required to relocate to London or New York, a pro rata portion of his outstanding and unvested RSUs will accelerate, reflecting the period of time Mr. Shem Tov was employed in Israel.
On August 1, 2024, the Company entered into a separation agreement with Jonathan Gear, Chief Executive Officer. Mr. Gear departed the Company on November 1, 2024. Pursuant to the terms of his separation agreement, in exchange for his execution of a release of claims and continued compliance with this restrictive covenant obligations, Mr. Gear received (i) lump-sum cash payments equal to $4,375,000, (ii) a lump sum payment of $41,391 representing reimbursement for the average monthly cost of COBRA for 18 months, (iii) a prorated target annual bonus for 2024 in the amount of $1,125,000, (iv) accelerated vesting of any unvested RSUs that would have vested within 18 months of his termination date, totaling 415,271 shares ($2,744,941 based on the closing price of our ordinary shares on November 1, 2024), (v) vesting of his 2022 and 2023 PSUs, subject to achievement of the applicable performance metrics ($4,806,878 at target performance based on the closing price of our ordinary shares on November 1, 2024), and (vi) if applicable, a tax equalization payment to account for days of work in the United Kingdom.

Clarivate 2025 Proxy Statement
POTENTIAL PAYMENTS UPON TERMINATION
OR CHANGE IN CONTROL
The information in the table below provides the estimated value of compensation that would have been paid to each of our NEOs in the event the NEO was involuntarily terminated by the Company for reason other than cause on December 31, 2024. For information on termination-related benefits provided to Mr. Gear in connection with his August 2024 separation, please see “2024 NEO Changes” above.
Name	Description of Payment	Involuntary Termination Without Cause (Not Related to Change in Control) ($)	Involuntary Termination Without Cause (Change in Control) ($)	Death or Disability ($)
Matti Shem Tov	PSUs(1)	—	1,433,871	1,433,871
	RSUs(2)	887,633	1,843,547	1,843,547
	Severance(3)	2,700,000	3,600,000	—
	Continued Benefits(3)	—	—	—
Total Matti Shem Tov		3,587,633	6,877,418	3,277,418
Jonathan Collins	PSUs(1)	—	1,898,594	1,898,594
	RSUs(2)	2,756,733	3,056,545	3,056,545
	Severance(3)	2,250,000	3,000,000	—
	Continued Benefits(3)	24,849	33,132	—
Total Jonathan Collins		5,031,582	7,988,271	4,955,139
Bar Veinstein	PSUs(1)	—	1,295,506	1,295,506
	RSUs(2)	3,756,497	3,996,350	3,996,350
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	—	—	—
Total Bar Veinstein		5,556,497	7,691,856	5,291,856
Henry Levy	PSUs(1)	—	1,295,506	1,295,506
	RSUs(2)	2,374,184	2,614,036	2,614,036
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	43,733	58,310	—
Total Henry Levy		4,217,917	6,367,852	3,909,542
Gordon Samson	PSUs(1)	—	1,518,874	1,518,874
	RSUs(2)	1,713,768	1,953,621	1,953,621
	Severance(3)	1,800,000	2,400,000	—
	Continued Benefits(3)	—	—	—
Total Gordon Samson		3,513,768	5,872,495	3,472,495

(1)
As described in “Executive Employment Agreements,” the vesting of PSUs will accelerate in full in the event of death or disability or upon a termination without cause in the 12 months following a change in control. In the event of an involuntary termination without cause at any other time, PSUs will be forfeited.

(2)
As described in “Executive Employment Agreements,” the vesting of RSUs will accelerate in full in the event of death or disability or upon a termination without cause in the 12 months following a change in control. In the event of an involuntary termination without cause, any unvested RSUs (other than as noted below) shall become vested to the extent the RSUs would have otherwise vested had the NEOs’ employment continued over the 18-month period following the NEOs’ termination date.

(3)
See “Executive Employment Agreements” for a description of how salary, AIP, and continued benefits are determined for each NEO.

Clarivate 2025 Proxy Statement
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our colleagues (other than our CEO) and the annual total compensation of our CEO, Mr. Shem Tov, on December 31, 2024 (the “Measurement Date”).
For 2024, our last completed fiscal year:
The annual total compensation of our median employee was $47,938.

The annual total compensation of our CEO, as annualized for purposes of the pay ratio and discussed below, was $10,826,775.

Based on this information for 2024, the ratio of the annual total compensation of our CEO to that of our median employee is 226:1. We believe our CEO pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
As permitted in Item 402(u), we used the same median employee identified in 2024 in our 2023 pay ratio calculation, as we believe that there have been no changes in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure. See our proxy statement for the 2023 annual general meeting of shareholders for information regarding the methodology we utilized to identify our median employee.
As reported in the CD&A, we had more than one CEO during fiscal year 2024. Mr. Shem Tov was appointed in August 2024, replacing Mr. Gear as our CEO. For purposes of our pay ratio disclosure, we have annualized Mr. Shem Tov’s compensation based on the compensation awarded to him when he was appointed as CEO. This resulted in annual total compensation for purposes of determining the pay ratio in the amount of $10,826,775, which exceeds the amount reported for him in the 2024 Summary Compensation Table by $5,982,524.
SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

Clarivate 2025 Proxy Statement
PAY VERSUS PERFORMANCE
The following table sets forth the compensation for each of our Chief Executive Officers during 2024 and the average compensation for our other named executive officers, both as reported in the 2024 Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” (“CAP”) to such individuals, as defined under SEC rules, for each of 2024, 2023, 2022, 2021, and 2020. The table also provides information on our cumulative TSR, the cumulative TSR of our peer group, Net Income and Adjusted EBITDA (our Company-selected measure) over such years in accordance with SEC rules.
Fiscal Year	Summary Compensation Table Total for First PEO(1)	Compensation Actually Paid to First PEO(5)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to Second PEO(5)	Summary Compensation Table Total for Third PEO(1)	Compensation Actually Paid to Third PEO(5)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On:		Net Income/ (Loss)(4)	Adjusted EBITDA
									Total Shareholder Return	Peer Group Total Shareholder Return(3)
(a)	(b)	(c)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	4,844,251	3,866,509	21,865,641	1,623,752	N/A	N/A	4,596,255	1,535,438	30.24	152.33	(668,000,000)	1,060,400,000
2023	N/A	N/A	12,478,373	10,579,394	N/A	N/A	5,681,364	5,657,407	55.12	191.27	(986,600,000)	1,117,200,000
2022	N/A	N/A	8,375,608	5,440,653	4,538,176	(2,164,082)	2,644,643	(226,698)	49.64	148.65	(4,035,600,000)	1,112,700,000
2021	N/A	N/A	N/A	N/A	5,319,950	2,813,040	4,404,432	3,903,063	140.00	188.32	(311,956,000)	800,400,000
2020	N/A	N/A	N/A	N/A	20,672,203	17,397,284	2,584,121	5,873,874	176.85	131.74	(350,625,000)	486,600,000
(1)
The first PEO is Matti Shem Tov, the second PEO is Jonathan Gear, and the third PEO is Jerre Stead. Mr. Stead became Chairman Emeritus of the Board on October 21, 2022, and receives no compensation for this position. Amounts in this column for Messrs. Gear and Stead have been adjusted to reflect the base salary earned by Messrs. Gear and Stead during the applicable fiscal year.

(2)
The 2024 and 2023 NEOs are: Jonathan Collins, Bar Veinstein, Henry Levy, and Gordon Samson. The 2022 NEOs are: Jonathan Collins, Steen Lomholt-Thomsen, Gordon Samson, and Stefano Maestri; the 2021 NEOs are Jonathan Collins, Steen Lomholt-Thomsen, Gordon Samson, Mukhtar Ahmed, Richard Hanks, and Jeff Roy; the 2020 NEOs are Richard Hanks, Mukhtar Ahmed, Jeff Roy, and Stephen Hartman. Amounts in this column have been adjusted to reflect the base salary earned by the NEO during the applicable fiscal year.

(3)
Our TSR peer group is the peer group used for purposes of the “stock performance graph” in Clarivate’s Annual Report on Form 10-K and consists of the following companies: FactSet Research Inc., Gartner Inc., Moody’s Corporation, MSCI Inc., S&P Global Inc., and Verisk Analytics, Inc.

(4)
Our 2024, 2023 and 2022 net income (loss) attributable to ordinary shares, as reported under U.S. GAAP, includes goodwill and intangible asset impairments of $540.7 million, $979.9 million and $4,449.1 million, respectively.

(5)
The following tables show what adjustments were made to the summary compensation table total to calculate CAP for 2024. We paid no dividends during 2024, and thus no adjustments were made on account of dividend payments. CAP does not reflect the actual amount of compensation earned by or paid to the PEOs and our other NEOs during the applicable year. For information regarding the decisions made by our HRCC in regard to the PEOs’ and our other NEOs’ compensation for fiscal year 2024, see “Compensation Discussion and Analysis,” above.

Fiscal Year	Summary Compensation Table Total for First PEO	Exclusion of Stock Awards & Option Awards	Year-End Fair Value of Unvested Equity Granted During the Current Year (a)	Change in Fair Value of Prior Awards That Vested During the Current Year (b)	Change in Fair Value of Prior Awards That Remained Unvested at End of Current Year (c)	Fair Value at Vest of Awards Granted and Vested During the Current Year (d)	Prior Year-End Fair Value of Prior Awards That Forfeited During the Current Year (e)	Inclusion of Equity Values (a) + (b) + (c) + (d) - (e)	Compensation Actually Paid to First PEO
2024	4,844,251	(4,209,999)	3,232,257	—	—	—	—	3,232,257	3,866,509
Fiscal Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards & Option Awards	Year-End Fair Value of Unvested Equity Granted During the Current Year (a)	Change in Fair Value of Prior Awards That Vested During the Current Year (b)	Change in Fair Value of Prior Awards That Remained Unvested at End of Current Year (c)	Fair Value at Vest of Awards Granted and Vested During the Current Year (d)	Prior Year-End Fair Value of Prior Awards That Forfeited During the Current Year (e)	Inclusion of Equity Values (a) + (b) + (c) +(d) - (e)	Average Compensation Actually Paid to Non-PEO NEOs
2024	4,596,255	(3,499,905)	2,529,147	(358,448)	(1,728,377)	—	3,234	439,088	1,535,438

Clarivate 2025 Proxy Statement
The following graphs represent the relationship between CAP for the PEOs and average CAP of the non-PEO NEOs and Company performances in cumulative TSR, Net Income and Adjusted EBITDA, the customer selected measure; and between the Company’s cumulative TSR and the peer group cumulative TSR.

Clarivate 2025 Proxy Statement
The following is an unranked list of the performance measures we have determined as our most important performance measures used to link CAP to our NEOs to Company performance in the most recently completed fiscal year:
Revenue

Free cash flow

Adjusted EBITDA

Adjusted diluted EPS

Relative TSR

Clarivate 2025 Proxy Statement
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board has selected PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accountants to audit our books, records, and accounts and those of our subsidiaries for the fiscal year 2025. The Board has endorsed this appointment.
Ratification of the selection of PwC by shareholders is not required by law and is being sought on a non-binding and advisory basis. However, as a matter of good corporate practice, such selection is being submitted to the shareholders for ratification at the Annual Meeting. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain PwC, but may, in their discretion, retain PwC. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of Clarivate and its shareholders.
PwC previously audited the Company’s consolidated financial statements and those of our predecessor since 2016. Representatives of PwC will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate shareholder questions.
Audit, Audit-Related, and Tax Fees
In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2024, we entered into an engagement letter with PwC that sets forth the terms by which PwC performed audit services for us. Aggregate fees for professional services rendered for us by PwC for the fiscal years ended December 31, 2024 and 2023, respectively, were as follows:
(In thousands)	2024	2023
Audit Fees	$8,514	$8,857
Audit-Related Fees	64	94
Tax Fees	—	—
All Other Fees	2	1
Total	$8,580	$8,952
Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, the statutory audit of our subsidiaries, the review of our interim consolidated financial statements, and other services that are normally provided by PwC in connection with statutory and regulatory filings or engagements and attestation services, except those not required by statute or regulation.
Audit-Related Fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services may include employee benefit plan audits, due diligence services related to acquisitions and divestitures, auditing work in proposed transactions, attestation services that are not required by regulation or statute, and consultations regarding financial accounting or reporting standards. For 2024, audit-related fees included approximately $64,000 primarily for services associated with attestation services not required by regulation or statute.
Tax Fees.   Tax fees consist of tax compliance consultants, preparation of tax reports, and other tax services.
All Other Fees.   All other fees for 2024 and 2023 consisted of license fees for utilization of technical databases.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services by PwC. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by PwC and the estimated fees related to these services.

Clarivate 2025 Proxy Statement
During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accountants. The services and fees must be deemed compatible with the maintenance of such accountants’ independence, including compliance with rules and regulations of the SEC, the Public Company Accounting Oversight Board, and the NYSE.
The Audit Committee has delegated authority to pre-approve services performed by PwC to the chair of the Audit Committee for services of up to $1,000,000, with any approvals pursuant to such delegated authority regularly reported to the Audit Committee. The Audit Committee has not delegated any of its responsibilities to pre-approve services performed by Ernst & Young LLP to management. Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.
The text of the resolution in respect of Proposal 3 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED, that the shareholders of the Company hereby reappoint PricewaterhouseCoopers LLP as the Company’s auditors, ratify their appointment as the Company’s independent registered public accountants for the fiscal year 2025 on a non-binding and advisory basis, and authorize the Board of Directors, acting through its Audit Committee, to determine the fees to be paid to the auditors.”
Vote Required and Recommendation
The appointment of PwC is ratified if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy. Unless marked to the contrary, proxies received will be voted “FOR” this Proposal 3 regarding the ratification of PwC as our independent registered public accountants. In the event the appointment of PwC is not ratified, the Audit Committee will review its future selection of our independent registered public accountants.
With respect to Proposal 3, you may instruct to vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on, such proposal. If you “ABSTAIN” from voting, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 3, your broker or nominee will be entitled to cast discretionary votes on Proposal 3 as such proposal is a “routine” matter.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR AUDITORS, RATIFY THEIR APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2025 ON A NON-BINDING AND ADVISORY BASIS, AND AUTHORIZE THE BOARD, ACTING THROUGH ITS AUDIT COMMITTEE, TO DETERMINE THE FEES TO BE PAID TO THE AUDITORS.

Clarivate 2025 Proxy Statement
REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee does not constitute “soliciting material” and shall not be deemed filed or incorporated by reference into any other filing by Clarivate under the Securities Act or the Exchange Act.
The Audit Committee provides assistance to the Board in fulfilling its legal and fiduciary obligations in matters involving the Company’s accounting, auditing, financial reporting, internal control, and legal compliance functions. It does so by approving the services performed by PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, and reviewing their reports regarding the Company’s accounting practices and systems of internal accounting controls. The Audit Committee also oversees the performance of the Company’s internal audit function, which is managed by the Chief Internal Audit Officer.
The Committee’s responsibilities are stated in a written charter adopted by the Board.
The Company’s management is responsible for preparing the Company’s financial statements, and PwC is responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and PwC.
To fulfill its responsibility, the Audit Committee has met regularly and held discussions with management, with the Company’s internal auditors, and with PwC. It has discussed with PwC the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Management represented to the Audit Committee that the Company’s consolidated financial statements for fiscal year 2024 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PwC.
The Audit Committee has also discussed and confirmed with PwC its independence from the Company and has received from PwC all written disclosures and correspondence required by the Public Company Accounting Oversight Board. In addition, the Audit Committee has evaluated the non-audit services provided by PwC to the Company and has concluded that these do not impair PwC’s independence.
The Audit Committee has discussed with internal accountants, internal auditors, and PwC, with and without management present, its evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions described above, the Audit Committee approved the audited consolidated financial statements for fiscal year 2024 and recommended to the Board their inclusion in the Annual Report.
Respectfully submitted by the Audit Committee of the Board:
Valeria Alberola, Chair
Jane Okun Bomba
Anthony Munk

Clarivate 2025 Proxy Statement
PROPOSAL 4: APPROVAL OF CLARIVATE PLC AMENDED AND RESTATED 2019 INCENTIVE AWARD PLAN
On March 5, 2025, upon the recommendation of the HRCC, the Board approved the amendment and restatement of the Clarivate Plc 2019 Incentive Award Plan (the “Existing Plan”), subject to approval by our shareholders. The Board unanimously recommends that the Company’s shareholders approve the Clarivate Plc Amended and Restated 2019 Incentive Award Plan (the “Amended Plan”).
If approved by our shareholders, the amendment would (i) increase the available share reserve under the Amended Plan by 25,000,000 ordinary shares, in addition to the number of shares remaining available for future grant under the Existing Plan, and (ii) incorporate certain additional corporate governance best practices.
The key change included in the Amended Plan is an increase in the number of ordinary shares authorized for issuance by an additional 25,000,000 ordinary shares, in addition to the number of shares remaining available for grant under the Existing Plan (which, as of December 31, 2024, was equal to 20,730,087 shares).
Reasons for the Proposal
The Existing Plan is the only plan under which we may grant new equity awards to directors, officers, employees and advisors. Following the exhaustion of the share reserve under the Existing Plan, we will be unable to maintain our current equity grant practices and, therefore, we will be at a significant competitive disadvantage in attracting, retaining and motivating talented individuals who contribute to our success. We may also be compelled to replace equity incentive awards with cash awards, which may not align the interests of our executives and employees with those of our shareholders as effectively as equity incentive awards.
In connection with the design of the Amended Plan, the Board and the HRCC carefully considered our anticipated future equity needs, our historical equity compensation practices and the advice of the HRCC’s independent compensation consultant. If the Amended Plan is approved by our shareholders, the Amended Plan will replace the Existing Plan.
The Board believes that the Amended Plan and the Company’s equity award program, as discussed under “Compensation Discussion and Analysis” and “Executive Compensation” above, are well-designed to attract, retain and reward our service providers, and to align executive officers’ interests with the long-term interests of shareholders. Increasing the share limit under the Amended Plan will give us flexibility to continue to grant equity awards as part of our compensation program in the future.
Considerations for the Approval of the Amended Plan
Corporate Governance Best Practices
The Amended Plan has been designed to build upon the effectiveness of the Existing Plan and incorporates certain corporate governance best practices to further align our equity compensation program with the interests of our shareholders. The following is a list of some of these best practices, which are intended to protect the interests of our shareholders:
WHAT THE AMENDED PLAN INCLUDES	WHAT THE AMENDED PLAN DOES NOT INCLUDE
Stock options or share appreciation rights are granted with an exercise price per share not less than the fair market value of our ordinary shares on the grant date.	Repricing of options and share appreciation rights is not permitted without shareholder approval, except for adjustments with respect to certain specified extraordinary corporate transactions.
Dividend equivalents are subject to the same vesting requirements as the underlying awards (including achievement of any performance goals).	The change in control definition under the Amended Plan is only triggered in those instances where an actual change in control occurs (see “Change in Control” below).

Clarivate 2025 Proxy Statement
WHAT THE AMENDED PLAN INCLUDES	WHAT THE AMENDED PLAN DOES NOT INCLUDE
We have imposed a limit on awards to non-employee directors.	The Amended Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the Amended Plan can be increased automatically without shareholder approval.
We maintain clawback policies that require covered executives to reimburse performance-based compensation in specified circumstances.	No participant is entitled under the Amended Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code.
Share Usage
When determining the number of shares authorized for issuance under the Amended Plan, the Board and the HRCC carefully considered the potential dilution to our current shareholders as measured by our “burn rate,” “overhang” and projected future share usage needs for the Company to be able to make competitive grants to participants.
Specifically, the Board and the HRCC considered a number of factors, including:
Burn Rate:   Our three-year average burn rate of 1.52% is within competitive peer norms and demonstrates our sound approach to the granting of equity incentive compensation and our commitment to aligning our equity compensation program with the interests of our shareholders, while minimizing dilution. We have regularly repurchased shares pursuant to our share repurchase programs to offset the dilutive impact of our equity compensation program. We repurchased approximately $300 million of our shares in 2023 and 2024, and the Board has authorized a new share repurchase program of up to $500 million of our shares for 2025 and 2026.

Overhang:   The Board is committed to limiting shareholder dilution from our equity compensation program. Over the past three years, our overhang has averaged 5.65%. If the Amended Plan is approved by our shareholders, our overhang would be 8.13%. We calculate “overhang” as the total of (a) shares underlying outstanding awards at target plus shares available for issuance for future awards, divided by (b) the total number of shares outstanding, including shares underlying outstanding awards at target and shares available for issuance for future awards.

Future Usage:   Based on our conservative usage of shares authorized for issuance under the Existing Plan and our reasonable expectation of future equity usage, we believe that the number of shares being requested for authorization under the Amended Plan will last at least one to two years (or perhaps longer), depending on factors such as stock price movement, participation levels and corporate activities that could impact our grant practices.

Summary of the Amended Plan
The following is a summary of the principal features of the Amended Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the Amended Plan. A copy of the Amended Plan has been filed with the SEC with this Proxy Statement as Annex A.
Purpose
The purpose of the Amended Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.
Eligibility
All executive officers, employees, non-employee directors and advisors of the Company and its subsidiaries are eligible to receive awards under the Amended Plan. There were approximately 12,227

Clarivate 2025 Proxy Statement
employees, ten non-employee directors, and approximately 2,139 other individual service providers eligible to receive awards under the Amended Plan as of March 10, 2025.
The basis for participation in the Amended Plan is the decision of the Board or the HRCC, in its sole discretion, that an award to an eligible person will further the purposes of the Amended Plan, as described above. In exercising its discretion, the Board and the HRCC will consider the recommendations of management and the purposes of the Amended Plan.
Authorized Shares
Subject to adjustment (as described below), the number of ordinary shares that may be subject to awards granted under the Amended Plan will equal the number of ordinary shares remaining available for future grant under the Existing Plan as of May 31, 2025 plus 25,000,000 ordinary shares.
If an award expires or is canceled or forfeited, or is otherwise settled without the issuance of shares, the shares covered by the award will again be available for issuance under the Amended Plan. Shares surrendered or withheld in payment of taxes related to an award will become available again for issuance under the Amended Plan. Shares tendered or withheld in payment of an exercise or purchase price will be available for issuance under the Amended Plan. Shares underlying replacement awards (i.e., awards granted as replacements for awards granted by a company that we acquire or with which we combine) will not reduce the number of shares available for issuance under the Amended Plan.
Incentive Stock Option Limits; Director Limits
The maximum number of shares that may be issued pursuant to incentive stock options is 60,000,000.
A participant who is a non-employee director may not receive compensation for any calendar year in excess of $1,000,000 in the aggregate, including cash payments and awards granted under the Amended Plan.
Administration
The Amended Plan is administered by a committee, which may be the HRCC or another committee designated by the Board (or, if the Board does not designate a committee, the Board). To the extent necessary to comply with applicable regulatory regimes, any action by the HRCC will require the approval of committee members who are:
independent, within the meaning of and to the extent required (unless controlled company status applies) by applicable rulings and interpretations of the applicable stock market or exchange on which our shares are quoted or traded; and

non-employee directors within the meaning of Rule 16b-3 under the Exchange Act.

The HRCC has authority under the Amended Plan to:
designate participants;

determine the types of awards to grant, the number of shares to be covered by awards, the terms and conditions of awards, whether awards may be settled or exercised in cash, shares, other awards, other property or net settlement, the circumstances under which awards may be canceled, forfeited or suspended, and whether awards may be deferred automatically or at the election of the holder or the HRCC;

amend the terms of any outstanding awards;

correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the Amended Plan into effect;

Clarivate 2025 Proxy Statement
interpret and administer the Amended Plan and any instrument or agreement relating to, or award made under, the Amended Plan; and

establish, amend, suspend or waive rules and regulations, appoint agents and make any other determination and take any other action that it deems necessary or desirable to administer the Amended Plan, in each case, as it deems appropriate for the proper administration of the Amended Plan and compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations.

The HRCC may delegate the authority to grant awards under the Amended Plan, to the extent permitted by applicable law, to one or more officers of the Company (except that such delegation will not be applicable to any award for a person then covered by Section 16 of the Exchange Act).
Types of Awards
The Amended Plan provides for grants of stock options, share appreciation rights, restricted shares, restricted share units and other share-based and cash-based awards.
Stock Options.   A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per-share exercise price of a stock option (other than a replacement award) will be determined by the HRCC and may not be less than the closing price of an ordinary share on the grant date. The HRCC will determine the date after which each stock option may be exercised and the expiration date of each option, provided that no option will be exercisable more than ten years after the grant date. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code.
Share Appreciation Rights.   Share appreciation rights represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share from the grant date. Any share appreciation right will be granted subject to the same terms and conditions as apply to stock options.
Restricted Shares.   A restricted share is an award of shares that are subject to restrictions on transfer and a substantial risk of forfeiture.
Restricted Share Units.   Restricted share units represent a contractual right to receive an ordinary share (or cash in an amount equal to the value of an ordinary share) at a future date, subject to specified vesting and other restrictions.
Other Share-Based Awards.   The HRCC is authorized to grant other share-based awards, which may be denominated in shares or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, dividend rights or dividend equivalent rights or awards with value and payment contingent on our performance or that of our business units or any other factors that the HRCC designates.
Other Cash-Based Awards.   The HRCC is authorized to grant other cash-based awards (including cash awarded as a bonus or upon the attainment of specified performance criteria or otherwise as permitted under the Amended Plan), either independently or as an element of or supplement to any other award under the Amended Plan.
Dividend Equivalents.   Dividend equivalent rights may be granted as a separate award or in connection with another award under the Amended Plan, provided that dividend equivalent rights may not be awarded on any stock option or stock appreciation right. Any dividends and/or dividend equivalents as to the unvested portion of an award will be subject to termination and forfeiture to the same extent as the corresponding portion of the award to which they relate in the event the applicable vesting requirements (including, if applicable, performance requirements) are not satisfied.
Adjustments
In the event the HRCC determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of shares or other securities, issuance of warrants or other rights to purchase

Clarivate 2025 Proxy Statement
our shares or other securities, issuance of our shares pursuant to the anti-dilution provisions of our securities, or other similar corporate transaction or event affecting our shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended Plan, the HRCC will adjust equitably any or all of: (i) the number and type of shares or other securities that thereafter may be made the subject of awards, including the aggregate limits under the Amended Plan; (ii) the number and type of shares or other securities subject to outstanding awards; (iii) the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; and (iv) the terms and conditions of any outstanding awards, including the performance criteria of any performance awards.
Termination of Service and Change in Control
The HRCC will determine the effect on outstanding awards of a termination of employment or service prior to the end of a performance period or vesting, exercise or settlement, including whether the awards will vest, become exercisable, settle or be paid or forfeited. In the event of a “change in control” (as defined in the Amended Plan and described below), the HRCC may, in its sole discretion, take any one or more of the following actions with respect to outstanding awards:
cancellation of any award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award;

provide that the award shall vest or become exercisable;

continuation or assumption of the award by the successor or surviving corporation (or its parent), with appropriate adjustments as to the number and kind of shares underlying the award and/or exercise price applicable thereto;

substitution or replacement of the award by the successor or surviving corporation (or its parent) with cash, securities, rights or other property to be paid or issued, as the case may be, by the successor or surviving corporation (or a parent or subsidiary thereof) with substantially the same terms and value as the award (including any applicable performance targets or criteria);

adjustments to the number and type of ordinary shares (or other securities or property) subject to outstanding awards and/or with respect to which awards may be granted under the Amended Plan;

adjustments to the vesting terms, grant date or exercise price or outstanding awards, and/or in the case of a performance award, determination of the level of attainment of any applicable performance conditions; and

replacement of the award with other rights or property selected by the HRCC.

Under the Amended Plan, a “change in control” generally means the occurrence of one or more of the following events:
any person (as such term is used in as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof) is or becomes the beneficial owner of more than 50% of our then-outstanding voting securities;

the individuals who are members of the Board as of the grant date of an award (the “Existing Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment of any new member of the Board was approved or recommended by a vote of at least a majority of the Existing Board, such new member shall, for purposes of the Amended Plan, be considered a member of the Existing Board.

the consummation of our merger, amalgamation or consolidation with any other corporation or entity, or the issuance of voting securities in connection with such transactions, unless (i) our voting securities outstanding immediately before such transaction continue to represent at least 50% of the voting power and fair market value of the stock of the successor or surviving corporation (or its

Clarivate 2025 Proxy Statement
parent) or (ii) the transaction is effected to implement a recapitalization (or similar transaction) and no person or entity is or becomes the beneficial owner of 50% or more of either our then-outstanding shares or the combined voting power and total fair market value of our then-outstanding voting securities; or
the sale or disposition of all or substantially all of our assets in which any person or entity acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or entity) assets from us that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition(s).

Amendment and Termination
Our Board may amend, alter, suspend, discontinue or terminate the Amended Plan, subject to approval of our shareholders if required by the rules of the stock exchange on which our shares are principally traded. The HRCC may amend, alter, suspend, discontinue or terminate any outstanding award. However, no such Board or committee action that would materially adversely affect the rights of a holder of an outstanding award may be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the Amended Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (ii) to impose any “clawback” or recoupment provisions on any awards in accordance with the terms of the Amended Plan. In addition, the HRCC may amend the Amended Plan in such manner as may be necessary or desirable to enable the Amended Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
Prohibition on Repricing
Subject to the adjustment provision described above, the HRCC may not directly or indirectly, through cancellation or regrant or any other method (including through the repurchase of options or share appreciation right awards (that are “out of the money”) for cash and/or other property), reduce, or have the effect of reducing, the exercise or hurdle price of any award established at the time of grant without approval of our shareholders.
Cancellation or “Clawback” of Awards
The HRCC may, to the extent permitted by applicable law and stock exchange rules or by any of our policies (including the Clarivate Plc Executive Compensation Recoupment Policy, the Clarivate Plc Detrimental Conduct Clawback Policy and any other such policy adopted to comply with Rule 10D-1 of the Exchange Act and any related listing rules or regulations, including Section 303A.14 of the NYSE Listed Company Manual), cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the Amended Plan or the sale of shares underlying such awards.
Term
The Amended Plan expires on May 13, 2029, which is ten years from the effective date of the Existing Plan, unless prior to that date, the maximum number of shares available for issuance under the Amended Plan has been issued or our Board terminates the Amended Plan.
Tax Consequences of Awards
The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the Amended Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each

Clarivate 2025 Proxy Statement
participant to consult his or her own tax advisor as to the specific tax consequences of participation in the Amended Plan under federal, state, local and other applicable laws.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. We will withhold any Federal Insurance Contribution Act (“FICA”) taxes due in respect of the non-qualified stock options in the year the non-qualified stock options are exercised based on the fair market value of the shares underlying the award on the exercise date. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.
Incentive Stock Options
An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction.
If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two-year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of his or her disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death.
Share Appreciation Rights
A participant generally does not recognize income at the time a share appreciation right is granted. At the time cash or stock representing the amount of the appreciation is transferred to the participant pursuant to exercise of the share appreciation right, the participant will generally be required to recognize as income an amount equal to the amount of cash or fair market value of the shares paid or transferred to the participant. Such amount will be taxable as ordinary income and we generally will be entitled to a corresponding tax deduction, subject to any limits imposed under Section 162(m) of the Code. We will withhold any FICA taxes due in respect of the share appreciation rights in the year the share appreciation rights are exercised based on the fair market value of the shares underlying the award on the exercise date.
Restricted Shares
A participant generally will not recognize any income upon the receipt of unvested shares or restricted shares unless the participant elects under Section 83(b) of the Code, within 30 days after receipt of the shares, to recognize ordinary income in an amount equal to the fair market value of the shares at the time of receipt, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. A Participant who makes the election will not be allowed a deduction for the value of any shares

Clarivate 2025 Proxy Statement
subsequently forfeited. A Participant who does not make the election generally will recognize ordinary income on the date of the lapse of the restrictions applicable to the shares, which may be at the time of grant, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. We will withhold any FICA taxes due in respect of the shares in the year the restrictions applicable to the shares lapse, based on the fair market value of the shares on the vesting date, unless a participant elects under Section 83(b) of the Code, in which case we will withhold any FICA taxes due in respect of the shares in the year of grant based on the fair market value of the shares on the grant date.
Generally, upon a sale or other disposition of restricted share with respect to which a participant has recognized ordinary income (i.e., a Section 83(b) election was previously made or the restrictions previously lapsed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the basis in such shares. Such gain or loss will be long-term capital gain or loss if the participant holds such shares for more than one year.
Restricted Share Units
A participant generally does not recognize income at the time a restricted share unit is granted. At the time of settlement of the award, the participant will generally recognize ordinary income equity to the fair market value of the restricted share units at the time of settlement of the award, and the Company generally will be allowed a corresponding tax deduction at that time, subject to any limits imposed under Section 162(m) of the Code. We will withhold any FICA taxes due in respect of the restricted share units in the year the restricted share units vest based on the fair market value of the shares and/or cash underlying the award on the vesting date. Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as a capital gain or loss (short-term or long-term depending on the applicable holding period).
Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code generally limits the federal income tax deduction for compensation paid to “covered employees” (in general, the CEO, the CFO, and the three other most highly-compensated executive officers for the year at issue and any person who was part of that group for any other year beginning after December 31, 2016) to $1,000,000. Thus, certain compensation attributable to awards may be nondeductible to us due to the application of Section 162(m) of the Internal Revenue Code.
Personal Interest
All members of the Board and all of our executive officers are eligible for awards under the Amended Plan and thus have a personal interest in the approval of this Proposal 4.
Registration with the SEC
If our shareholders approve the Amended Plan, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the Amended Plan.
New Plan Benefits
A new plan benefits table for the Amended Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the Amended Plan if the Amended Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the Amended Plan will be made at the HRCC’s discretion, subject to the terms of the Amended Plan. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan are not determinable at this time. However, please refer to the 2024 Summary

Clarivate 2025 Proxy Statement
Compensation Table in this Proxy Statement, which sets forth certain information regarding awards granted to our NEOs during 2024.
Existing Plan Benefits to Named Executive Officers and Others
The following table sets forth with respect to each named executive officer listed in the 2024 Summary Compensation Table under “Executive Compensation Tables” and each group listed below (i) the number of ordinary shares issuable pursuant to stock options granted under the Existing Plan and (ii) RSUs and PSUs (at target performance) awarded under the Existing Plan, in each case since the Existing Plan’s inception on May 13, 2019 through March 10, 2025 (without regard to whether any grants were subsequently forfeited, terminated, or canceled). During this same time period, we have not made any grants under any other equity compensation plans.
	Option shares granted since adoption of plan	RSUs and PSUs (at target performance) granted since adoption of plan(1)
Matti Shem Tov	—	645,161
Jonathan Collins	—	1,382,825
Henry Levy	—	898,089
Gordon Samson	—	830,248
Bar Veinstein	—	1,351,604
All current executive officers as a group (six persons)	—	5,752,642
All non-employee directors as a group (ten persons)	—	492,323
All employees, including all current officers who are not executive officers as a group (14,099 persons)	—	37,121,442

(1)
Excludes RSUs and PSUs granted after March 10, 2025.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights(1)	Weighted-average exercise price of outstanding options, warrants, and rights(2)	Number of securities remaining available for issuance under equity compensation plans(3)
Equity Compensation Plans Approved by Security Holders:
2019 Incentive Award Plan	18,116,446	$12.60	20,730,087
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A
Total	18,116,446	$12.60	20,730,087

(1)
Includes 1,873,400 stock options, 12,261,334 restricted share units, and 3,981,712 performance share units at target performance levels that were granted with no exercise price or other consideration as of December 31, 2024.

(2)
The weighted-average exercise price is reported for the outstanding stock options reported in the first column. There are no exercise prices for the restricted share units or performance share units.

(3)
As of December 31, 2024, and excludes securities to be issued upon exercise reflected in the first column.

Clarivate 2025 Proxy Statement
The text of the resolution in respect of Proposal 4 (which is proposed as an ordinary resolution) is as follows:
“RESOLVED, that the shareholders of the Company hereby approve the Clarivate Plc Amended and Restated 2019 Incentive Award Plan.”
Vote Required and Recommendation
The proposal will be passed if approved by a simple majority of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
With respect to Proposal 4, you may instruct to vote “FOR,” or “AGAINST,” or “ABSTAIN” from voting on, such proposal. If you “ABSTAIN” from voting, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 4, your broker or nominee will not be entitled to cast votes and a “broker non-vote” on Proposal 4 will result. Broker non-votes are not considered votes cast and will have no effect on the vote for this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CLARIVATE PLC AMENDED AND RESTATED 2019 INCENTIVE AWARD PLAN.

Clarivate 2025 Proxy Statement
PROPOSAL 5: AUTHORIZATION TO REPURCHASE THE COMPANY’S ORDINARY SHARES IN OPEN-MARKET TRANSACTIONS
As a company incorporated in Jersey, Channel Islands and subject to the Companies (Jersey) Law 1991, Clarivate may only effect open-market repurchases of its ordinary shares pursuant to a special resolution of its shareholders. If authorized by a resolution of its shareholders, any ordinary shares that Clarivate repurchases may be held by it as treasury shares, and may, at Clarivate’s option, be canceled, sold, transferred for the purposes of or under an employee share scheme or held without canceling, selling or transferring them.
On July 27, 2023, a Special Resolution was passed giving authority to the Company to conduct open-market purchases of its ordinary shares from time to time, as approved by the Board, provided that (i) the authority extended from July 27, 2023, to July 26, 2028, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company pursuant to the authority not be less than $1.00 per share nor in excess of $35.00 per share; and (iii) the Company not purchase more than 100,000,000 ordinary shares (without giving effect to purchases pursuant to any other authority) (the “2023 Authorization”).
The Board has determined it is in the best interest of the Company and its shareholders to update its share repurchase authority to, among other things, (i) extend the duration and (ii) increase the number of shares to be purchased, superseding and replacing the existing 2023 Authorization.
The Company is seeking shareholder approval to permit it to conduct open-market repurchases of its ordinary shares from time to time as approved by the Board (including through Rule 10b5-1 trading plans or through the use of other techniques such as accelerated share repurchases), subject to the following terms and conditions:
This purchase authority shall extend from May 7, 2025, to May 6, 2030, inclusive.

The price per ordinary share (exclusive of brokerage fees and commissions) paid by Clarivate shall not be less than $1.00 per share nor in excess of $35.00 per share.

Clarivate shall not purchase more than 100,000,000 ordinary shares pursuant to this resolution (without giving effect to purchases pursuant to any other resolution).

Any ordinary shares that the Company purchases pursuant to the foregoing resolution may be held by it as treasury shares, and may, at the Company’s option, be canceled, sold, transferred for the purposes of or under an employee share scheme or held without canceling, selling or transferring them.

Approval of the proposal is not an approval of the specific amount or timing of any particular repurchase activity. The Board has approved a $500 million share repurchase program for repurchases from time to time through the end of December 31, 2026. Such repurchases may be effected through any method or program determined by the Board, including through Rule 10b5-1 trading plans or the use of other techniques such as accelerated share repurchases. However, there can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.
The text of the resolutions in respect of Proposal 5 (which are proposed as a special resolution and an ordinary resolution, respectively) is as follows:
“RESOLVED AS A SPECIAL RESOLUTION, that the Company is hereby authorized to conduct open-market purchases of its ordinary shares from time to time as approved by the Board of Directors; provided that (i) this purchase authority shall extend from May 7, 2025, to May 6, 2030, inclusive; (ii) the price per ordinary share (exclusive of brokerage fees and commissions) paid by the Company to repurchase ordinary shares pursuant to this resolution shall not be less than $1.00 per share nor in

Clarivate 2025 Proxy Statement
excess of $35.00 per share; and (iii) the Company shall not purchase more than 100,000,000 ordinary shares pursuant to this resolution (without giving effect to purchases pursuant to any other resolution); and further
RESOLVED AS AN ORDINARY RESOLUTION, that, in accordance with Article 58A and subject to Article 57(7) of the Companies (Jersey) Law 1991, any ordinary shares that the Company purchases pursuant to the foregoing resolution may be held by it as treasury shares, and may, at the Company’s option, be canceled, sold, transferred for the purposes of or under an employee share scheme or held without canceling, selling or transferring them.”
Vote Required and Recommendation
The proposal will be passed if approved by two-thirds of the votes cast by, or on behalf of, the shareholders entitled to vote in person or represented by proxy.
With respect to Proposal 5, you may instruct to vote “FOR,” or “AGAINST,” or “ABSTAIN” from voting on, such proposal. If you “ABSTAIN” from voting, your vote is not considered a vote cast and will have no effect for such proposal. If you do not provide your broker or other nominee with instructions on how to vote your shares with respect to Proposal 5, your broker or nominee will not be entitled to cast votes and a “broker non-vote” on Proposal 5 will result. Broker non-votes are not considered votes cast and will have no effect on the vote for this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZATION TO REPURCHASE THE COMPANY’S ORDINARY SHARES IN OPEN-MARKET TRANSACTIONS.

Clarivate 2025 Proxy Statement
BENEFICIAL OWNERSHIP
The following tables set forth certain information as of March 10, 2025, unless otherwise noted, as to Clarivate Plc ordinary shares beneficially owned by (i) each of our current directors and our NEOs, as well as all our current directors and executive officers as a group and (ii) each person who is known by us to beneficially own more than five percent of the Company’s ordinary shares.
The percentage of ordinary shares beneficially owned is based on 688,956,113 ordinary shares issued and outstanding as of March 10, 2025, the Record Date. We have only one class of shares issued and outstanding, that being ordinary shares, and all holders of our ordinary shares have the same voting rights.
In accordance with SEC rules, “beneficial ownership” includes voting or investment power with respect to securities. For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Exchange Act under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of March 10, 2025. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table each have sole voting and investment power with respect to all ordinary shares beneficially owned by them. We do not know of any arrangements that would result in a change in our control.
Beneficial Ownership of Directors and Executive Officers
	Clarivate Plc Ordinary Shares
Name of Beneficial Owner(1)	Shares Beneficially Owned	% of Shares Beneficially Owned
Andrew Snyder(2)	24,240,129	3.52%
Valeria Alberola(3)	57,727	*
Michael Angelakis(4)	15,780,941	2.29%
Jane Okun Bomba(5)	162,628	*
Usama N. Cortas(6)	116,666,507	16.93%
Suzanne Heywood(7)	23,741	*
Adam T. Levyn	—	*
Anthony Munk	—	*
Wendell Pritchett(8)	71,835	*
Richard W. Roedel(9)	150,130	*
Saurabh Saha(10)	82,016	*
Matti Shem Tov(11)	653,781	*
Jonathan Gear	581,092	*
Jonathan Collins(12)	216,658	*
Henry Levy(13)	209,460	*
Gordon Samson(14)	844,065	*
Bar Veinstein(15)	487,016	*
All current directors and executive officers as a group (16 individuals)(16)	159,702,495	23.18%

*
Less than one percent.

(1)
Unless otherwise stated below, the address of each beneficial owner listed in the table is c/o Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom.

Clarivate 2025 Proxy Statement
(2)
Includes (i) 79,416 ordinary shares directly held by Mr. Snyder; (ii) 23,741 ordinary shares issuable upon settlement of RSUs held by Mr. Snyder that will vest within 60 days of March 10, 2025; (iii) 8,821,984 ordinary shares held by Cambridge Information Group Inc. (“CIG”); (iv) 550,334 ordinary shares held by Cambridge Information Group I LLC; (v) 10,489,466 ordinary shares held by Cambridge Information Group II LLC; (vi) 4,033,271 ordinary shares held by Cambridge Information Group III LLC; (vii) 3,417 ordinary shares held by CSA GP Corporation, and (viii) 238,500 ordinary shares held by The Snyder 2011 Family Trust. Mr. Snyder is the Chief Executive Officer of, and a shareholder in, CIG, which acts as a manager of Cambridge Information Group I LLC, Cambridge Information Group II LLC, and Cambridge Information Group III LLC (collectively with CIG and CSA GP Corporation, the “CIG Entities”). CSA GP Corporation is a wholly owned subsidiary of CIG. Mr. Snyder serves as trustee and is one of the beneficiaries of The Snyder 2011 Family Trust. Mr. Snyder disclaims beneficial ownership of the reported securities held by the CIG Entities and The Snyder 2011 Family Trust except to the extent of his pecuniary interest therein.

(3)
Includes (i) 33,986 ordinary shares directly held by Ms. Alberola and (ii) 23,741 ordinary shares issuable upon settlement of RSUs held by Ms. Alberola that will vest within 60 days of March 10, 2025.

(4)
Includes (i) 32,353 ordinary shares directly held by Mr. Angelakis; (ii) 23,741 ordinary shares issuable upon settlement of RSUs held by Mr. Angelakis that will vest within 60 days of March 10, 2025; (ii) 12,259,847 ordinary shares held by A-PQ Holdings, LLC; and (iii) 3,465,000 ordinary shares held by Atairos Strategic Partners, L.P. Mr. Angelakis directly or indirectly controls a majority of the voting power of Atairos Partners GP, Inc. Atairos Partners GP, Inc. is the general partner of Atairos Partners, L.P., which is the sole voting shareholder of Atairos Group, Inc. Atairos Group, Inc. is the sole member of A-PQ Holdings LLC. Atairos Partners GP, Inc. is the sole member of Atairos Strategic Partners GP, LLC, which is the general partner of Atairos Strategic Partners, L.P. Mr. Angelakis disclaims beneficial ownership of the reported securities held directly and indirectly by A-PQ Holdings, LLC except to the extent of his pecuniary interest therein.

(5)
Includes (i) 138,887 ordinary shares directly held by Ms. Okun Bomba and (ii) 23,741 ordinary shares issuable upon settlement of RSUs held by Ms. Okun Bomba that will vest within 60 days of March 10, 2025.

(6)
Mr. Cortas may be deemed to be the indirect beneficial owner of 116,666,507 ordinary shares held by Leonard Green & Partners, L.P. See Footnote 2 of the table below “Beneficial Ownership of More Than 5% Beneficial Owners”. Mr. Cortas disclaims beneficial ownership of the ordinary shares reported herein except to the extent of his pecuniary interest therein and the information reported in this table shall not be deemed an admission that he is the beneficial owner of such securities for purposes of Section 16 or for any other purpose.

(7)
Includes 23,741 ordinary shares issuable upon settlement of RSUs held by Ms. Heywood that will vest within 60 days of March 10, 2025.

(8)
Includes (i) 48,094 ordinary shares directly held by Dr. Pritchett and (ii) 23,741 ordinary shares issuable upon settlement of RSUs held by Dr. Pritchett that will vest within 60 days of March 10, 2025.

(9)
Number of shares as of January 1, 2025, Mr. Roedel’s last day of service as a director. Includes (i) 106,645 ordinary shares directly held by Mr. Roedel; (ii) 39,395 ordinary shares indirectly held by the Richard W. Roedel Trust; and (iii) 4,090 ordinary shares held by Mr. Roedel’s Profit Sharing Plan.

(10)
Includes (i) 58,275 ordinary shares directly held by Mr. Saha and (ii) 23,741 ordinary shares issuable upon settlement of RSUs held by Mr. Saha that will vest within 60 days of March 10, 2025.

(11)
Includes (i) 333,178 ordinary shares directly held by Mr. Shem Tov and (ii) 320,603 ordinary shares held for the benefit of Mr. Shem Tov by IBI Trust Management.

(12)
Includes 216,658 ordinary shares directly held by Mr. Collins.

(13)
Includes (i) 118,757 ordinary shares directly held by Mr. Levy and (ii) 90,703 ordinary shares issuable upon settlement of RSUs held by Mr. Levy that will vest within 60 days of March 10, 2025.

(14)
Includes 844,065 ordinary shares directly held by Mr. Samson.

(15)
Includes (i) 214,907 ordinary shares directly held by Mr. Veinstein and (ii) 272,109 ordinary shares issuable upon settlement of RSUs held by Mr. Veinstein that will vest within 60 days of March 10, 2025.

(16)
Includes (i) 2,324,567 ordinary shares directly held; (ii) 156,848,929 ordinary shares indirectly held; and (iii) 528,999 ordinary shares issuable upon the settlement of RSUs that will vest within 60 days of March 10, 2025.

Clarivate 2025 Proxy Statement
Beneficial Ownership of More Than 5% Beneficial Owners
	Clarivate Plc Ordinary Shares
Name and Address of Beneficial Owner	Shares Beneficially Owned	% of Shares Beneficially Owned
Leonard Green & Partners, L.P.(1)	116,666,507	16.93%
Clarkston Capital Partners, LLC(2)	72,209,043	10.48%
Exor N.V.(3)	67,294,884	9.77%
Onex Corp.(4)	41,917,137	6.08%
The Baupost Group, L.L.C.(5)	38,929,635	5.65%
Castik Capital S.a r.l.(6)	38,089,963	5.53%
Impactive Capital LP(7)	35,796,452	5.20%

(1)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. GEI VII Capri Holdings, LLC (“Capri Holdings”) is the record and direct holder of 116,666,507 ordinary shares held by Capri Holdings on behalf of the following investors: (i) Green Equity Investors VII, L.P. (“GEI VII”) is the indirect owner of 33,763,998 ordinary shares, (ii) Green Equity Investors Side VII, L.P. (“GEI Side VII”) is the indirect owner of 47,264,079 ordinary shares, (iii) GEI VII Capri AIV, L.P. (“AIV”) is the indirect owner of 6,234,835 ordinary shares, (iv) Capri Coinvest LP (“Coinvest”) is the indirect owner of 28,094,163 ordinary shares, (v) LGP Associates VII-A LLC (“Associates VII-A”) is the indirect owner of 121,171 ordinary shares, and (vi) LGP Associates VII-B LLC (“Associates VII-B”) is the indirect owner of 1,188,261 ordinary shares. The principal business of each of Capri Holdings, GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B is to pursue investments. Each of GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, Associates VII-B, GEI Capri VII, LLC (“Capri VII”), and Leonard Green & Partners, L.P. (“LGP”) are members of Capri Holdings. The principal business of Capri VII is to act as a member of Capri Holdings. GEI Capital VII, LLC (“Capital”) is the general partner of GEI VII and GEI Side VII. Capital’s principal business is to act as the general partner of GEI VII and GEI Side VII. LGP is an affiliate of Capital and Capri VII. LGP’s principal business is to act as the management company of GEI VII, GEI Side VII, and other affiliated funds. LGP Management, Inc. (“LGPM”) is the general partner of LGP. LGPM’s principal business is to act as the general partner of LGP. Peridot Coinvest Manager LLC (“Peridot”) is an affiliate of LGP and Capital whose principal business is to act as the general partner of Coinvest, the manager of Capri Holdings, and the management company of Associates VII-A, Associates VII-B, and other similar entities. Due to their relationships with GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B, each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared voting and investment power with respect to the ordinary shares beneficially owned by GEI VII, GEI Side VII, AIV, Coinvest, Associates VII-A, and Associates VII-B. As such, Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot may be deemed to have shared beneficial ownership over such ordinary shares. Each of Capri Holdings, Capri VII, Capital, LGP, LGPM, and Peridot, however, disclaims beneficial ownership of such ordinary shares. The address of GEI VII Capri Holdings, LLC. is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

(2)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Clarkston Capital Partners, LLC (“CCP”) is an investment adviser and the record holder of 72,209,043 ordinary shares, having shared voting power over 36,114,483 of those shares and shared dispositive power over 39,358,818 shares. Collectively, the securities reported in the Schedule 13G/A are held in the accounts of CCP’s discretionary clients or in an account over which a control person of CCP has beneficial ownership. The sole members of CCP are Clarkston Companies, Inc. and Modell Capital LLC. The sole owners of Clarkston Companies, Inc. are Jeffrey A. Hakala and Gerald W. Hakala. The sole member of Modell Capital LLC is the Jeremy J. Modell Revocable Living Trust. The address of Clarkston Capital Partners, LLC is 91 West Long Lake Road, Bloomfield Hills, 303 E. Third St., Suite 110, Rochester, MI 48307.

(3)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed with the SEC. Giovanni Agnelli B.V., Exor N.V., and Exor Nederland N.V. each have sole voting power and sole dispositive power over 67,294,884 ordinary shares. Exor Nederland N.V. is a wholly owned subsidiary of Exor N.V., which in turn is controlled by Giovanni Agnelli B.V. The principal business address for each of Giovanni Agnelli B.V, Exor N.V. and Exor Nederland N.V. is Gustav Mahlerplein 25A, 1082 MS Amsterdam, The Netherlands.

(4)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G/A under the Exchange Act filed by such shareholder with the SEC. Onex Partners IV LP is the record holder of 15,874,408 ordinary shares; Onex Partners IV PV LP is the record holder of 784,783 ordinary shares; Onex Partners IV Select LP is the record holder of 109,890 ordinary shares; Onex Partners IV GP LP is the record holder of 453,991 ordinary shares; Onex Camelot Co-Invest LP is the record holder of 9,289,010 ordinary shares; Onex US Principals LP is the record holder of 584,939 ordinary shares; and Onex Partners Holdings LLC is the record holder of 14,820,116 ordinary shares. Gerald W. Schwartz beneficially owns all of the shares held by Onex Corporation and directly controls New PCo GP Inc. Mr. Schwartz may be deemed to share beneficial ownership of the shares beneficially owned by Onex Corporation and New PCo GP Inc. Onex Corporation may be deemed to beneficially own the ordinary shares held by each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP, Onex Partners IV GP LP, and Onex Partners IV Select LP, through Onex Corporation’s

Clarivate 2025 Proxy Statement
ownership of all of the common stock of Onex Partners Canadian GP Inc., which owns all of the equity of (i) Onex Partners IV GP Limited, which is the general partner of Onex Partners IV GP LP, which is the general partner of each of Onex Partners IV LP, Onex Partners IV PV LP, and Onex Camelot Co-Invest LP and (ii) Onex Partners IV GP LLC, which is the general partner of Onex Partners IV Select LP. In addition, Onex Corporation may be deemed to beneficially own the ordinary shares held by (a) Onex US Principals LP, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings GP LLC, the general partner of Onex US Principals LP and (b) Onex Partners Holdings LLC, through Onex Corporation’s ownership of all of the equity of Onex Private Equity Holdings LLC, which owns all of the equity of Onex American Holdings Subco LLC, which is the majority owner of Onex Partners Holdings LLC. New PCo A LP is the record holder of 938,247 ordinary shares. New PCo GP Inc., the general partner of New PCo A LP, is an independent entity that is controlled by Mr. Schwartz and as such may be deemed to beneficially own all of the ordinary shares beneficially owned by New PCo GP Inc. Mr. Schwartz, the Chairman, President, and Chief Executive Officer of Onex Corporation, owns shares representing a majority of the voting rights of the shares of Onex Corporation and as such may be deemed to beneficially own all of the ordinary shares beneficially owned by Onex Corporation. Mr. Schwartz disclaims any such beneficial ownership. Mr. Schwartz has indirect voting and investment control of Onex Corporation. The business address of each of Onex US Principals LP, Onex American Holdings GP LLC, Onex Partners IV GP LP, Onex Partners IV GP LLC, Onex Private Equity Holdings LLC, Onex American Holdings Subco LLC, and Onex Partners Holdings LLC is 165 W Center Street, Suite 401, Marion, Ohio 43302. The business address of each of Onex Partners IV LP, Onex Partners IV PV LP, Onex Camelot Co-Invest LP, and Onex Partners IV Select LP is 712 Fifth Avenue, 40th Floor, New York, NY 10019. The business address of each of the other holders is 161 Bay Street, Toronto, A6, M5J2S1.
(5)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13G under the Exchange Act filed by such shareholder with the SEC. The Baupost Group, L.L.C. (“Baupost”) is a registered investment adviser and acts as an investment adviser and general partner to various private investment limited partnerships. Baupost Group GP, L.L.C. (“BG GP”) is the Manager of Baupost, and Seth A. Klarman is the Managing Member of BG GP and a controlling person of Baupost. Baupost, BG GP, and Mr. Klarman have shared voting and share dispositive power over 38,929,635 ordinary shares. Securities reported on the Schedule 13G as being beneficially owned by Baupost were purchased on behalf of certain of such partnerships. The principal business office for each of Baupost, BG GP, and Mr. Klarman is 10 St. James Avenue, Suite 1700, Boston, MA 02116.

(6)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D/A under the Exchange Act filed by such shareholder with the SEC. Selige Co-Investor Pooling Limited, Selige Co-Investor Pooling S.C.Sp, and Castik Capital S.a r.l., have shared voting power and shared dispositive power over 38,089,963 ordinary shares. Selige Co-Investor Pooling Limited has its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands. Selige Co-Investor Pooling S.C.Sp has its registered office at 1 Route d’Esch, L-1470 Luxembourg. Castik Capital has its registered address at 1 Route d’Esch, L-1470 Luxembourg.

(7)
The information in the table above is based solely on information contained in this shareholder’s Schedule 13D under the Exchange Act filed by such shareholder with the SEC. Impactive Capital LP, Impactive Capital LLC, Lauren Taylor Wolf, and Christian Asmar have shared voting power and shared dispositive power over 35,796,452 ordinary shares. The principal business address for each of Impactive Capital LP, Impactive Capital LLC, Lauren Taylor Wolf, and Christian Asmar is 450 West 14th Street, 12th Floor, New York, NY 10014.

Clarivate 2025 Proxy Statement
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We follow processes and policies, including our written policy on related person transactions, that are designed to detect and, if appropriate, approve and disclose any transaction that would constitute a “related person transaction” under SEC rules. Such transactions would include material transactions and transactions involving an amount exceeding $120,000 in which any Clarivate directors, nominees for director, executive officers, greater than five percent shareholders or any of their respective immediate family members or affiliates, or the employers of any of them, has a direct or indirect material interest.
The Board has delegated the responsibility for reviewing related person transactions to the Audit Committee. To support this process, each year we solicit internal disclosure of any transactions between Clarivate and its directors and officers, their immediate family members, and their affiliated entities and employers, including the nature of each transaction and the amount involved.
The Audit Committee annually reviews and evaluates such information for each director as part of its assessment of each director’s independence.
In addition, all directors, officers, and employees of Clarivate are governed by the Clarivate Code of Conduct, which requires individuals to act in the best interest of Clarivate and avoid or seek approval for conflicts of interest. Individuals are responsible for identifying conflicts of interest as soon as they arise and contacting our compliance team prior to engaging in the conduct if they are unsure whether such relationship or transaction poses a conflict.
If the Audit Committee were presented with a proposed related party transaction, it would evaluate the relevant facts and circumstances and either approve or disapprove it. Factors would include the terms of the transaction relative to the terms that could be obtained in arm’s-length dealings with an unrelated party, the extent of the related party’s interest in the transaction, the conflicts of interest (if any), and the provisions of the Clarivate Code of Conduct and whether the transaction meets any of the criteria for pre-approval.
Transactions Involving Related Persons
Assumed Finance Lease
On December 1, 2021, Clarivate completed the acquisition of ProQuest from CIG and certain other equity holders. As part of the acquisition, Clarivate assumed a finance lease in which CIG is the lessor. Mr. Snyder serves as Chief Executive Officer of CIG. For the year ended December 31, 2024, Clarivate recognized interest expense of $2.1 million and amortization of finance lease right of use (“ROU”) asset of $0.3 million. The finance lease ROU asset of $8.0 million is shown on Clarivate’s financial statements, and the corresponding lease liability of $29.3 million is treated as indebtedness.
Sublease
CIG is a subtenant for certain office space leased by Clarivate through June 1, 2025. CIG pays Clarivate a monthly subtenancy fee of $22,000.
Customer and Vendor Arrangements
Mr. Snyder is affiliated with a Clarivate customer and vendor. During the year ended December 31, 2024, the Company recognized revenues, net of $0.9 million, and incurred expenses of $4.8 million related to such customer and vendor arrangement.
Exor is affiliated with a Clarivate customer and with a Clarivate vendor. In the aggregate, during the year ended December 31, 2024, the Company recognized revenues, net of $3.5 million, and incurred expenses of $3.8 million, related to such customer and vendor arrangements.

Clarivate 2025 Proxy Statement
Reimbursement of Tax Adviser Fees
In connection with an IRS examination of ProQuest’s tax returns, CIG engaged its tax adviser to provide the Company with certain historical tax information relating to ProQuest that the Company requires to effectively manage the tax examination. The Company agreed to pay for the expenses of CIG’s tax adviser related to the provision of such information, paid directly to the tax adviser. The Company currently expects the expense reimbursement to CIG’s tax adviser to be up to $0.4 million.
Investment Agreement with Exor N.V.
On March 4, 2024, Clarivate entered into an Investment Agreement with Exor in connection with Exor’s investment in the Company. Pursuant to the Investment Agreement, the Company agreed to include Ms. Heywood in the Board’s slate of nominees for election as director at the 2024 annual meeting of shareholders. In addition, Exor is subject to certain customary standstill restrictions.
Investor Rights Agreement
On October 1, 2020, Clarivate entered into an Investor Rights Agreement with various shareholders, including, among others, affiliates of LGP, pursuant to which LGP was given the right to nominate two members to the Board for so long as LGP maintains ownership of at least 10% of Clarivate and one member of the Board for so long as LGP maintains ownership of at least 5% of Clarivate.
Registration Rights Agreement
On December 1, 2021, Clarivate entered into an amendment to its existing Registration Rights Agreement with various shareholders under which such shareholders are entitled, in certain circumstances, to cause Clarivate to register their ordinary shares for resale under the Securities Act.

Clarivate 2025 Proxy Statement
SECTION 16(A) COMPLIANCE
Section 16(a) of the Exchange Act requires directors, officers, and greater than 10 percent beneficial owners of our ordinary shares to file reports concerning their ownership of, and transactions in, such ordinary shares.
Based solely on our review of these reports filed by the Company’s officers, directors, and shareholders, and written representations from our executive officers and directors that they filed such reports, we believe that our officers, directors, and shareholders complied with all filing requirements under Section 16(a) of the Exchange Act on a timely basis during fiscal year 2024.
SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL GENERAL MEETING
Shareholder Proposals Eligible for Inclusion in the Company’s Proxy Statement
A shareholder wishing to present a proposal to be included in our proxy statement for the 2026 Annual General Meeting of Shareholders must comply with these instructions and the proxy proposal submission rules of the SEC pursuant to Rule 14a-8. One important requirement is that the proposal be received by the General Counsel of Clarivate no later than November [  ], 2025. Proposals we receive after that date will not be included in the proxy statement for the 2026 Annual General Meeting of Shareholders.
We urge shareholders to submit proposals by registered or certified mail, return receipt requested, to: General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London, EC3A 8BE, United Kingdom.
You may obtain a copy of the current rules for submitting shareholder proposals through the SEC’s website at www.sec.gov or from the SEC at: Securities and Exchange Commission, Division of Corporation Finance, 100 F Street, NE, Washington, DC 20549.
Shareholder Proposals Not Eligible for Inclusion in the Company’s Proxy Statement
A shareholder proposal not included in our proxy statement for the 2026 Annual General Meeting of Shareholders will be ineligible for presentation at the 2026 Annual General Meeting of Shareholders unless the shareholder gives timely notice of the proposal in writing to the General Counsel at the principal executive offices of Clarivate and complies with the requirements of the Articles, which are summarized below.
A proposal may be properly brought before an annual general meeting by any shareholder of the Company who is a shareholder of record on both the date of the giving of the notice by such shareholder provided for in the Articles and the record date for the determination of shareholders entitled to vote at such annual general meeting, and who complies with the notice and other procedures set forth in the Articles, which are summarized below. Please see the Articles for the full procedures.
Shareholder Proposals Other Than Director Nominations
The Articles set forth requirements for shareholders wishing to propose business other than the nomination of directors at an annual general meeting. An eligible shareholder who follows these procedures is not entitled to have their proposal included in the Company’s proxy statement and therefore would be required to solicit their own proxies in accordance with any applicable laws and rules.
To be timely, such shareholder’s notice must be delivered to the General Counsel at the principal executive offices of the Company no earlier than January 7, 2026, and no later than February 6, 2026, unless the 2026 Annual General Meeting of Shareholders occurs on a date more than 30 days earlier

Clarivate 2025 Proxy Statement
or later than the 2025 Annual General Meeting of Shareholders. In that case, the Board will determine a date that is a reasonable period prior to the 2026 Annual General Meeting of Shareholders by which the shareholder’s notice must be delivered and publicize that date in a filing with the SEC or via press release at least 14 days prior to the date set by the Board.
To be in proper written form, in summary, a shareholder’s notice to the Company must set forth as to such matter such shareholder proposes to bring before the annual general meeting, among other things:
a reasonably brief description of the business desired to be brought before the annual general meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual general meeting;

the name and address, as they appear on the Company’s Register of shareholders, of the shareholder proposing such business and any Associated Person (as defined below);

the class or series and number of shares of the Company that are held of record or are beneficially owned by such shareholder or any Associated Person and any derivative positions held or beneficially held by the shareholder or any Associated Person;

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such shareholder or any Associated Person with respect to any securities of the Company, and a description of any other agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such shareholder or any Associated Person with respect to any securities of the Company;

any material interest of the shareholder or an Associated Person in such business, including a reasonably detailed description of all agreements, arrangements, and understandings between or among any of such shareholders or between or among any proposing shareholders and any other person or entity (including their names) in connection with the proposal of such business by such shareholder; and

a statement as to whether such shareholder or any Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law and the rules of the Designated Stock Exchange to carry the proposal.

An Associated Person of any shareholder includes:
any affiliate (as defined in the Articles) of, or person acting in concert with, such shareholder;

any beneficial owner of shares of the Company owned of record or beneficially by such shareholder and on whose behalf the proposal or nomination, as the case may be, is being made; and

any person controlling, controlled by, or under common control with a person referred to in the preceding two bullets.

Shareholder’s Nomination of a Director
The Articles also set forth requirements for shareholders wishing to nominate directors. An eligible shareholder who follows these procedures is not entitled to have their nomination included in the Company’s proxy statement and therefore would be required to solicit their own proxies in accordance with any applicable laws and rules.
In summary, for a nomination for election of a director to be made by a shareholder of the Company (other than directors to be nominated by any series of preferred shares, voting separately as a class), or nominations made pursuant to a contract with the Company, such shareholder must, among other things:
be a shareholder of record on both the date of the giving of the notice by such shareholder provided for in the Articles and the record date for the determination of shareholders entitled to vote at such annual general meeting;

Clarivate 2025 Proxy Statement
on each such date beneficially own more than 15% of the issued ordinary shares; and

have given timely notice thereof in proper written form to the Secretary of the Company.

If a shareholder is entitled to vote only for a specific category of Directors at a meeting of the shareholders, such shareholder’s right to nominate one or more persons for election as a Director at the meeting shall be limited to such category of directors.
To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the meeting; provided, that if less than 130 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made.
In addition to satisfying the advance notice provisions in the Articles relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than March 8, 2026.
To be in proper written form, in summary, a shareholder’s notice to the Secretary must set forth, among other things:
as to each nominating shareholder:

the information about the shareholder and its Associated Persons specified above under “Shareholder Proposals Other Than Director Nominations”; and

any other information relating to such shareholder that would be required to be disclosed pursuant to any applicable law and rules of the SEC or of the NYSE, including pursuant to Rule 14a-19(b); and

as to each person whom the shareholder proposes to nominate for election as a director:

all information that would be required if such nominee was a nominating shareholder, as described above, except such information shall also include the business address and residence address of the person;

the principal occupation or employment of the person;

all information relating to such person that is required to be disclosed in solicitations of proxies for appointment of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor provisions thereto, and any other information relating to the person that would be required to be disclosed pursuant to any applicable law and rules of the SEC or of the NYSE; and

a description of all direct and indirect compensation and other material monetary arrangements and understandings during the past three years, and any other material relationship, between or among any nominating shareholder and its affiliates and associates, on the one hand, and each proposed nominee, and their respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K of the Exchange Act if such nominating shareholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant.

Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company in accordance with the rules of the NYSE.

Clarivate 2025 Proxy Statement
ADMISSION PROCEDURE
Admission
Admission is limited to shareholders of record at the close of business on March 10, 2025, or one individual designated as a shareholder’s authorized proxy holder, or one representative designated in writing to present a shareholder proposal. If you plan to attend the Annual Meeting in person, we encourage you to request an admission ticket in advance.
Failure to request an admission ticket in advance will not preclude your attendance at the Annual Meeting in person. However, in each case, an individual must have a valid government-issued photo identification (e.g., a driver’s license or a passport) and should arrive in advance, with sufficient time to be admitted to the Annual Meeting.
No weapons, cameras, audio or video recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting. Please note that, for security reasons, all bags may be searched. We will be unable to admit anyone to the Annual Meeting who does not comply with these security procedures. No one will be admitted to the Annual Meeting once the meeting has commenced.
Ticket Requests
Ticket requests should include all information specified in the applicable table below and be submitted in writing and received by the General Counsel at General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London, EC3A 8BE, United Kingdom or by email to Company.Secretary@clarivate.com.
Authorized Proxy Representative
A shareholder may appoint one representative to attend the Annual Meeting and/or vote on their behalf. The admission ticket should be requested by the shareholder but will be issued in the name of the authorized representative. The shareholder information specified below and a written proxy authorization must accompany the ticket request.
Proponent of a Shareholder Proposal
For each shareholder proposal included in this Proxy Statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. One admission ticket will be issued for the designated representative if the advance registration instructions in this section are followed. Shareholder sponsors and their designated representatives must present valid government-issued photo identification to be admitted to the Annual Meeting.

Clarivate 2025 Proxy Statement
Registered Shareholders For ownership verification provide:	Beneficial Holders For ownership verification provide one of the following:

Option A:
Name(s) of shareholder(s);

Address;

Phone number; and

Shareholder account number or social security number

Option B:
A copy of your proxy card or notice showing shareholder name and address

Also include:
Name of authorized proxy representative, if applicable

Email address to which ticket should be sent and phone number

A copy of your March 2025 brokerage account statement showing Clarivate share ownership as of the Record Date (March 10, 2025); or

A letter from your broker, bank, or other nominee verifying your Record Date (March 10, 2025) ownership; or

A copy of your brokerage account voting instruction card showing shareholder name and address

Also include:
Name of authorized proxy representative, if applicable

Email address to which ticket should be sent and phone number

In order to be admitted to the Annual Meeting, shareholders will need proof of ownership of the Company’s ordinary shares and may be asked to present a form of personal government-issued photo identification. If your ordinary shares are not registered in your name (for instance, if you hold ordinary shares through a broker, bank, or other institution), please advise the shareholder of record that you wish to attend; that firm will then provide you with evidence of ownership that will be required for admission to the Annual Meeting.
OTHER MATTERS
The Board does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, your proxy holders will vote on it as they think best unless you direct them otherwise in your proxy instructions.
We urge you to submit your signed proxy promptly.
BY ORDER OF THE BOARD OF DIRECTORS
John Doulamis
General Counsel
March [  ], 2025

Our Annual Report for the year ended December 31, 2024, has been mailed with this Proxy Statement.
You may also review that document and all exhibits on our website (ir.clarivate.com). We will provide printed copies of exhibits to the Annual Report but will charge a reasonable fee per page to any requesting shareholder. Send that request in writing to: General Counsel, c/o Legal Department, Clarivate Plc, 70 St. Mary Axe, London EC3A 8BE, United Kingdom. The request must include a representation by the shareholder that as of the Record Date the shareholder was entitled to vote at the Annual Meeting.

Clarivate 2025 Proxy Statement
APPENDIX A
NON-GAAP FINANCIAL MEASURES
We use non-GAAP financial measures to evaluate our business and trends, measure performance, prepare financial projections, and make strategic decisions. Although we believe these measures may be similarly useful to investors in evaluating our business, these measures are not a substitute for GAAP financial measures or disclosures. Reconciliations of our non-GAAP financial measures to the most directly comparable GAAP measures are provided below.
Adjusted EBITDA and Adjusted EBITDA margin
We use Adjusted EBITDA as a basis for evaluating our ongoing operating performance, and we believe it is useful for investors to understand the underlying trends of our operations. Adjusted EBITDA represents Net income (loss) before the Provision (benefit) for income taxes, Depreciation and amortization, and Interest expense, net, adjusted to exclude acquisition and/or disposal-related transaction costs, share-based compensation, restructuring expenses, impairments, the impact of certain non-cash fair value adjustments on financial instruments, unrealized foreign currency gains/losses, legal settlements, and other items that are included in Net income (loss) for the period that we do not consider indicative of our ongoing operating performance. Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by Revenues.
Our presentation of Adjusted EBITDA and Adjusted EBITDA margin should not be construed as an inference that our future results will be unaffected by any of the adjusted items, or that our projections and estimates will be realized in their entirety or at all. In addition, because of these limitations, Adjusted EBITDA should not be considered as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
The following table presents our calculation of Adjusted EBITDA and Adjusted EBITDA margin for the years ended December 31, 2024 and 2023, and reconciles these non-GAAP measures to our Net income (loss) and Net income (loss) margin for the same periods:
	Year Ended December 31,
(in millions)	2024	2023
Net income (loss)	$(636.7)	$(911.2)
Provision (benefit) for income taxes	82.9	(101.3)
Depreciation and amortization	727.0	708.3
Interest expense, net	283.4	293.7
Share-based compensation expense	60.6	108.9
Goodwill and intangible asset impairments	540.7	979.9
Restructuring and other impairments	19.6	40.0
Fair value adjustment of warrants	(5.2)	(15.9)
Transaction related costs	17.9	8.2
Other(1)	(29.8)	6.6
Adjusted EBITDA	$1,060.4	$1,117.2
Net income (loss) margin	(24.9)%	(34.7)%
Adjusted EBITDA margin	41.5%	42.5%

(1)
Includes the net impact of unrealized foreign currency gains and losses and other items that do not reflect our ongoing operating performance. The amounts include a net gain on sale of $54.7 from divestitures in 2024 and a gain of $49.4 related to a legal settlement in 2023.

Adjusted net income and Adjusted diluted EPS
Adjusted net income represents Net income (loss), adjusted to exclude amortization related to acquired intangible assets, share-based compensation, impairments, restructuring expenses, the

Clarivate 2025 Proxy Statement
impact of certain non-cash fair value adjustments on financial instruments, acquisition and/or disposal-related transaction costs, unrealized foreign currency gains/losses, legal settlements, and other items that are included in net income (loss) for the period that we do not consider indicative of our ongoing operating performance and the associated income tax impact of such adjustments.
Adjusted diluted EPS is calculated by dividing Adjusted net income by Adjusted diluted weighted average shares. The Adjusted diluted weighted average shares calculation assumes that all instruments in the calculation are dilutive.
The following table presents our calculation of Adjusted net income and Adjusted diluted EPS for the years ended December 31, 2024 and 2023 and reconciles these non-GAAP measures to our Net income (loss) and diluted EPS for the same periods:
	Year Ended December 31, 2024		Year Ended December 31, 2023
(in millions, except per share amounts)	Amount	Per Share	Amount	Per Share
Net income (loss) and diluted EPS	$(636.7)	$(0.92)	$(911.2)	$(1.36)
Amortization related to acquired intangible assets	554.1	0.80	564.3	0.84
Share-based compensation expense	60.6	0.09	108.9	0.16
Goodwill and intangible asset impairments	540.7	0.78	979.9	1.46
Restructuring and other impairments	19.6	0.03	40.0	0.06
Fair value adjustment of warrants	(5.2)	(0.01)	(15.9)	(0.02)
Transaction-related costs	17.9	0.03	8.2	0.01
Other(1)	(29.8)	(0.08)	6.6	(0.06)
Income tax impact of related adjustments	4.1	0.01	(181.7)	(0.27)
Adjusted net income and Adjusted diluted EPS	$525.3	$0.73	$599.1	$0.82
Adjusted weighted average ordinary shares, diluted	721.5		731.3

(1)
Includes the net impact of unrealized foreign currency gains and losses and other items that do not reflect our ongoing operating performance. The 2024 amount includes a net gain of $54.7 from divestitures and the 2023 amount includes a gain of $49.4 related to a legal settlement.

Free cash flow
We use Free cash flow in our operational and financial decision-making and believe it is useful to investors because similar measures are frequently used by securities analysts, investors, ratings agencies, and other interested parties to measure the ability of a company to service its debt. Our presentation of Free cash flow should not be considered as a measure of liquidity or discretionary cash available to us to fund our cash needs, including investing in the growth of our business and meeting our obligations.
We define Free cash flow as Net cash provided by operating activities less Capital expenditures.
The following table reconciles our non-GAAP Free cash flow measure to Net cash provided by operating activities for the years ended December 31, 2024 and 2023:
	Year Ended December 31,
(in millions)	2024	2023
Net cash provided by operating activities	$646.6	$744.2
Capital expenditures	(289.1)	(242.5)
Free cash flow	$357.5	$501.7

Clarivate 2025 Proxy Statement
ANNEX A
CLARIVATE PLC
AMENDED AND RESTATED
2019 INCENTIVE AWARD PLAN
(As Amended and Restated as of June 1, 2025)
ARTICLE I
ESTABLISHMENT AND PURPOSE
1.1   Establishment.   The Plan was originally adopted by the Board on May 8, 2019, and became effective on May 13, 2019. On March 5, 2025, the Board approved this amendment and restatement of the Plan, subject to the approval of the Company’s shareholders at the 2025 Annual General Meeting of Shareholders. The Plan shall be amended and restated as of June 1, 2025, subject to prior approval of the Plan by the Company’s shareholders. The Plan shall remain in effect as provided in Section 10.3.
1.2   Purpose.   The purpose of the Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. The Company intends to use this Plan to grant Awards to eligible Service Providers from time to time, subject to and in accordance with the terms and conditions described herein. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, to the extent that an offer or receipt of an Award is permitted by Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations and subject to the limitations described herein.
ARTICLE III
ADMINISTRATION AND DELEGATION
3.1.   Administration.   The Plan is administered by the Administrator. Subject to the terms of the Plan and Applicable Laws, the Administrator has authority to:
(a)   determine which Service Providers receive Awards;
(b)   grant Awards and set Award terms and conditions (which need not be identical for each Participant);
(c)   take all actions and make all determinations under the Plan;
(d)   interpret the Plan and Award Agreements;
(e)   adopt, amend and repeal Plan administrative rules, sub-plans, guidelines and practices as it deems advisable;
(f)   correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award as it deems necessary or appropriate to administer the Plan and any Awards;
(g)   determine whether, to what extent, under what circumstances and by which methods Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement (including broker-assisted cashless exercise), or any combination thereof, or canceled, forfeited or suspended;
(h)   determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Administrator;
(i)   amend terms or conditions of any outstanding Awards;
(j)   establish, amend, suspend or waive such rules and regulations and appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations; and

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(k)   make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan and due compliance with Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award.
3.2.   Appointment of Committees.   To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to a Committee. The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
3.3.   Further Delegation.   To the extent Applicable Laws permit, the Board or the Administrator may delegate to one or more Officers the authority to grant and administer Awards to Service Providers who are not Officers; provided that the delegation must specify any limitations on the authority required by Applicable Laws and the total number of Shares that may be subject to the Awards granted by such Officer(s). The Board may abolish any Committee or re-vest in itself any previously delegated authority at any time.
ARTICLE IV
SHARES AVAILABLE FOR AWARDS
4.1.   Number of Shares.   Subject to adjustment under Article VIII and the terms of this Article IV, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2.   Share Recycling.   If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, redeemed, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted under Section 8.1, if applicable) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. Further, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of a Dividend Equivalent in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit.
4.3.   Incentive Option Limitations.   Notwithstanding anything to the contrary herein, no more than 60,000,000 Shares may be issued pursuant to the exercise of Incentive Options.
4.4.   Substitute Awards.   In connection with an entity’s merger, amalgamation or consolidation with the Company or the Company’s acquisition of an entity’s property or shares, the Administrator may grant Awards in substitution for any options or other share or share-based awards granted before such merger, amalgamation or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit, except that Shares acquired by exercise of substitute Incentive Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Options under Section 4.3. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of shares of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan under Section 4.2); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

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4.5.   Non-Employee Director Awards.   A Participant who is a non-employee Director may not receive compensation for any calendar year in excess of $1,000,000 in the aggregate, including cash payments and Awards (determined based on the grant date Fair Market Value of such awards).
ARTICLE V
OPTIONS AND SHARE APPRECIATION RIGHTS
5.1.   General.   The Administrator may grant Options or Share Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Options. The Administrator will determine the number of Shares covered by each Option and Share Appreciation Right, the exercise price of each Option and Share Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Share Appreciation Right (including any Performance Criteria). A Share Appreciation Right will entitle the Participant (or other person entitled to exercise the Share Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Share Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Share Appreciation Right by the number of Shares with respect to which the Share Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose and payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement.
5.2.   Exercise Price.   The Administrator will establish the exercise price for each Option or Share Appreciation Right and specify such exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the original grant date of the Option or Share Appreciation Right.
5.3.   Duration.   Each Option or Share Appreciation Right will be exercisable at such times, and as specified in, the Award Agreement, provided that the term of an Option or Share Appreciation Right will not exceed ten years. Notwithstanding the foregoing, and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Share Appreciation Right (other than an Incentive Option) (i) the exercise of the Option or Share Appreciation Right is prohibited by Applicable Laws, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods) or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or Share Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition, blackout period or lock-up agreement, as determined by the Company; provided, however, in no event shall the extension last beyond the ten-year term of the applicable Option or Share Appreciation Right. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Share Appreciation Right, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Share Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Company otherwise determines. In addition, if, prior to the end of the term of an Option or Share Appreciation Right, the Participant is given notice by the Company or any of its Subsidiaries of the Participant’s Termination of Service by the Company or any of its Subsidiaries for Cause, and the effective date of such Termination of Service is subsequent to the date of the delivery of such notice, the right of the Participant and the Participant’s transferees to exercise any Option or Share Appreciation Right issued to the Participant shall be suspended from the time of the delivery of such notice until the earlier of (a) such time as it is determined or otherwise agreed that the Participant’s service as a Service Provider will not be terminated for Cause as provided in such notice or (b) the effective date of the Participant’s Termination of Service by the Company or any of its Subsidiaries for Cause (in which case the right of the Participant and the Participant’s transferees to exercise any Option or Share Appreciation Right issued to the Participant will terminate immediately upon the effective date of such Termination of Service).
5.4.   Exercise.   Options and Share Appreciation Rights may be exercised by delivering to the Company a notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Share Appreciation Right, together with, as applicable,

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payment in full (a) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (b) as specified in Section 9.6 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Share Appreciation Right may not be exercised for a fraction of a Share.
5.5.   Payment Upon Exercise.   Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the Administrator shall determine the methods by which, and the forms in which, the exercise price of an Option may be paid, which methods may include any of the following:
(a)   cash, wire transfer of immediately available funds or check payable to the order of the Company, provided that the Company may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)   if there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (i) delivery (including telephonically or electronically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the Administrator;
(c)   to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value;
(d)   to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)   to the extent permitted by the Administrator, delivery of a promissory note or any other property that the Administrator determines is good and valuable consideration; or
(f)   to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.6.   Automatic Exercise.   An Award Agreement may provide that, to the extent an Option or Share Appreciation Right is not previously exercised as to all of the Shares subject thereto, and, if the Fair Market Value of one Share is greater than the exercise price then in effect, then the applicable Option or Share Appreciation Right shall be deemed automatically exercised immediately before its expiration.
5.7.   No Dividends.   No grant of Options or Share Appreciation Rights may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options or Share Appreciation Rights (except as provided under Sections 8.1 or 8.2).
ARTICLE VI
RESTRICTED SHARES; RESTRICTED SHARE UNITS
6.1.   General.   The Administrator may grant Restricted Shares, or the right to purchase Restricted Shares, to any Service Provider, subject to the Company’s right to require forfeiture of such shares if conditions the Administrator specifies in the Award Agreement (including any Performance Criteria) are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Share Units, which may be subject to vesting and forfeiture conditions (including any Performance Criteria) during the applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Share and Restricted Share Unit Award, subject to the conditions and limitations contained in the Plan.

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6.2.   Restricted Shares.
(a)   Dividends.   Participants holding shares of Restricted Shares will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Shares of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Shares with respect to which they were paid.
(b)   Share Certificates.   Any Award of Restricted Shares may be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration. The Company may require that the Participant deposit in escrow with the Company (or its designee) any share certificates issued in respect of shares of Restricted Shares, together with a stock power endorsed in blank.
(c)   83(b) Election.   The Administrator may provide in an Award Agreement that an Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code, such Participant shall be required to file promptly a copy of such election with the Company and the applicable Internal Revenue Service office.
6.3.   Restricted Share Units.
(a)   Settlement.   The Administrator may provide that settlement of Restricted Share Units will occur upon or as soon as reasonably practicable after the Restricted Share Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(b)   Shareholder Rights.   A Participant will have no rights of a shareholder with respect to Shares subject to any Restricted Share Unit unless and until the Shares are delivered in settlement of the Restricted Share Unit.
(c)   Dividend Equivalents.   If the Administrator provides, a grant of Restricted Share Units may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Restricted Share Units with respect to which the Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement.
ARTICLE VII
OTHER SHARE OR CASH BASED AWARDS
7.1   Other Share or Cash Based Awards.   Other Share or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Share or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Share or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.
ARTICLE VIII
ADJUSTMENTS FOR CHANGES IN SHARES AND CERTAIN OTHER EVENTS
8.1.   Corporate Transactions.   In the event that the Administrator determines that, as a result of any dividend or other distribution (other than an ordinary dividend or distribution), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, separation, rights offering, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar

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corporate transaction or event affecting the Shares, or of changes in Applicable Laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, subject to Applicable Laws (including Section 409A), adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:
(a)   the number and type of Shares (or other securities) which thereafter may be made the subject of Awards, including the Overall Share Limit and Incentive Option limitation set forth in Section 4.3;
(b)   the number and type of Shares (or other securities) subject to outstanding Awards;
(c)   the grant, acquisition, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and
(d)   the terms and conditions of any outstanding Awards, including any Performance Criteria;
provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
8.2.   Change in Control.   In the event of a Change in Control, the Administrator may, in its sole discretion, and on such terms and conditions as it deems appropriate, take any one or more of the following actions with respect to any outstanding Award, which need not be uniform with respect to all Participants and/or Awards:
(a)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the shares of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV hereof on the maximum number and kind of shares which may be issued) and/or in the terms and conditions of (including the vesting terms or grant or exercise price), and the Performance Criteria and other criteria included in, outstanding Awards;
(e)   To replace such Award with other rights or property selected by the Administrator; and/or
(f)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3.   Administrative Stand Still.   In the event of any pending share dividend, share split, combination or exchange of shares, merger, amalgamation, consolidation or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other extraordinary transaction or change affecting the Shares or the share price of Shares or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to sixty days before or after such transaction.
8.4.   General.   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation,

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merger, or consolidation of the Company or other corporation. Except as expressly under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (b) any merger, amalgamation, consolidation, dissolution or liquidation of the Company or sale of Company assets or (c) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1.   Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the Participant, unless otherwise determined by the Administrator, will be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves.
9.2.   Documentation.   Each Award will be evidenced in an Award Agreement. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3.   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4.   Termination of Status.   The Administrator will determine how disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5.   No Impact on Other Plans, Policies or Arrangements.   No payment pursuant to the Plan shall be taken into account in determining any benefits under any severance, pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, including the grant of options and other share-based awards, and such arrangements may be either generally applicable or applicable only in specific cases.
9.6.   Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Company after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods), Participants may satisfy such tax obligations (a) in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (b) to the extent permitted by the Administrator, in whole or in part by delivering Shares to the Company or the withholding of Shares by the Company, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value, (c) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Company otherwise determines, (i) delivery (including telephonically or electronically to the extent permitted by the Company) of an irrevocable and

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unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to satisfy the tax obligations or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (d) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. If any tax withholding obligation will be satisfied under clause (b) of the immediately preceding sentence by the Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.7.   Amendment of Award.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Option to a Non-Qualified Option. The Participant’s consent to such action will be required unless (a) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, (b) the change is permitted under Article VIII or pursuant to Sections 10.6 or 10.16 or (c) such action is taken to cause the Plan or the Award to comply with Applicable Laws, stock market or exchange rules and regulations or accounting or tax rules and regulations. The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Article VIII) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws, regulations or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
9.8.   No Repricing.   Except as expressly provided under Article VIII, the Administrator may not, without shareholder approval, seek to effect any re-pricing of any previously granted “underwater” Option, Share Appreciation Right or similar Award by: (a) amending or modifying the terms of the Option, Share Appreciation Right or similar Award to lower the exercise price; (b) cancelling the underwater Option, Share Appreciation Right or similar Award and granting either (i) replacement Options, Share Appreciation Rights or similar Awards having a lower exercise price or (ii) Restricted Shares or Restricted Share Units in exchange; or (c) cancelling or repurchasing the underwater Options, Share Appreciation Rights or similar Awards for cash or other securities. An Option, Share Appreciation Right or similar Award will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.
9.9.   Conditions on Delivery of Shares.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Company’s satisfaction, (b) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (c) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.10.   Acceleration.   The Administrator may at any time provide that an Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.11.   Additional Terms of Incentive Options.   The Administrator may grant Incentive Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are

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eligible to receive Incentive Options under the Code. If an Incentive Option is granted to a Greater Than 10% Shareholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers of Shares acquired under the Option made within (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a Fair Market Value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Option.
ARTICLE X
MISCELLANEOUS
10.1.   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment, future Awards or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
10.2.   No Rights as Shareholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a shareholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on share certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3.   Effective Date and Term of Plan.   The Plan became effective on May 13, 2019 and will be amended and restated as of June 1, 2025, subject to prior approval of the Plan by the Company’s shareholders. The Plan will remain in effect until May 13, 2029, but Awards previously granted may extend beyond that date in accordance with the Plan.
10.4.   Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit or any action permitted by Article VIII, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent, except (a) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with Applicable Laws or (b) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 10.16. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement in effect before such suspension or termination. The Board will obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5.   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in Applicable Laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Administrator, be necessary or desirable to recognize differences in local law, tax policy or custom. The Administrator

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also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
10.6.   Section 409A.
(a)   General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(b)   Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(d)   Installment Payments.   If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.
(e) Dividend Equivalents. If an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.
10.7.   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a Director, Officer, Employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, Director, Officer, other Employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each Director, Officer, other Employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or

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power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8.   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to one hundred eighty days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9.   Data Privacy.
(a)   In connection with the Participant’s participation in the Plan, the Company or its Affiliates, as applicable, may need to process personal data (as such term, “personal information,” “personally identifiable information,” or any other term of comparable intent, is defined under Applicable Laws or regulations, in each case to the extent applicable) provided by the Participant to, or otherwise obtained by, the Company or its Affiliates, their respective third-party service providers or others acting on the Company’s or its Affiliates’ behalf. Examples of such personal data may include, without limitation, the Participant’s name, account information, date of birth, social security number or other identification number, tax number, salary, nationality, job title, home address, telephone number, other contact information, any Shares (or other securities) or directorships held in the Company and details of all Awards or other entitlement to Shares (or other securities) awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor. The Company or its Affiliates may collect, use, store, disclose, transfer and otherwise process such personal data for all purposes relating to the operation and performance of the Plan, including but not limited to:
(i)   implementing, administering, managing and maintaining Participant records;
(ii)   providing the services described in the Plan;
(iii)   providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which such Participant works; and
(iv)   responding to public authorities, court orders and legal investigations and complying with law, as applicable.
(b)   Depending on the jurisdiction in which the Participant lives, the legal basis for collecting, using, storing, disclosing, transferring and otherwise processing the Participant’s personal data in connection with the Plan may be the Participant’s consent, necessity for the performance of a contract with the Participant, or the legitimate interests of the Company or the applicable Affiliate. Where the jurisdiction applicable to the Participant recognizes consent as a valid legal basis for the processing of the Participant’s personal data as described herein, by accepting an award under the Plan, the Participant explicitly and unambiguously consents to the collection, use, storage, disclosure, transfer and other processing by the Company or any of its Affiliates (or any of their respective third-party service providers or others acting on the Company’s or any of its Affiliates’ behalf) of the Participant’s personal data as described in the Plan for all purposes relating to the operation and performance of the Plan, including, but not limited to, the purposes listed above. With respect to any applicable jurisdiction that requires determination of the legal basis for processing but does not recognize consent as a valid legal basis for the processing described herein, such processing shall be conducted on the basis of necessity for the performance of a contract with the Participant or the legitimate interests of the Company or its applicable Affiliate.
(c)   The Participant is not required to supply any of the personal data that the Company or its Affiliates may request. However, failure to do so may affect the Participant’s ability to participate in the Plan or result in the Company or its Affiliates being unable to provide the Participant with certain rights and benefits that would otherwise be available to the Participant under the Plan.
(d)   The Company or its Affiliates may share the Participant’s personal data with (i) Affiliates, (ii) trustees of any employee benefit trust, (iii) registrars, (iv) brokers, (v) third-party administrators of

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the Plan, (vi) third-party service providers acting on the Company’s or its Affiliates’ behalf to provide the services described above, (vii) future purchasers or merger partners (as described above) or (viii) regulators and others, as required by law or in order to provide the services described in the Plan.
(e)   If necessary, the Company or its Affiliates may transfer the Participant’s personal data to any of the parties mentioned above in a country or territory that may not provide the same protection for the information as the Participant’s home country. Any transfer of the Participant’s personal data to recipients in a third country will be made subject to appropriate safeguards or applicable derogations provided for, and to the extent required, under Applicable Laws. Further information on those safeguards or derogations can be obtained through, and other questions regarding this Section 10.9 (including to request access to the information included in this Section 10.9 in an alternative format) may be directed to data.privacy@clarivate.com. The terms set forth in this Section 10.9 are supplementary to the terms set forth in any employee privacy notice or other privacy policy that may be made available by the Company or its applicable Affiliate to the Participant; provided that, in the event of any conflict between the terms of this Section 10.9 and the terms of any such notice or policy, the terms of this Section 10.9 shall govern and control in relation to the processing of such personal data in connection with the Plan.
(f)   The Company and its Affiliates will keep personal data collected or otherwise processed in connection with the Plan for as long as necessary to operate the Plan or as necessary to comply with any legal or regulatory requirements and in accordance with the Company’s and its Affiliates’ backup and archival policies and procedures.
(g)   Certain Participants may have a right to (i) request access to and rectification or erasure of the personal data provided or otherwise obtained, (ii) request the restriction of the processing of his or her personal data, (iii) object to the processing of his or her personal data, (iv) receive the personal data provided to the Company or its Affiliates and transmit such data to another party, (v) lodge a complaint with a supervisory authority and (vi) not be discriminated against for exercising his or her rights hereunder. However, the Participant’s exercise of any of the foregoing rights may affect the Participant’s ability to participate in the Plan or the Company’s or its Affiliates’ ability to provide the Participant with certain rights and benefits that would otherwise be available to the Participant under the Plan. The Company and its Affiliates do not sell personal data collected or otherwise processed in connection with the Plan to any third party and do not share such personal data with any third party for purposes of cross-context behavioral advertising. This Section 10.9, and the practices described herein, applies equally to the Company’s and its Affiliates’ collection, use, storage, disclosure, transfer and other processing of “sensitive” personal data, such as social security numbers and financial account information. The Company and its Affiliates do not use or otherwise process personal data collected or otherwise processed in connection with the Plan, including “sensitive” personal data, for purposes of automated decision-making, including profiling.
10.10.   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.
10.11.   Successors and Assigns.   The terms of the Plan shall be binding upon and inure to the benefit of the Company and any successor entity, including any successor entity contemplated by Section 8.2.
10.12.   Severability.   If any portion of the Plan or any action taken under it is or becomes or is deemed to be held illegal, invalid or unenforceable for any reason in any jurisdiction, or with respect to any Participant or Award, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.13.   No Fiduciary Relationship; Participant Status as Unsecured General Creditors.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

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10.14.   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply or that such Award Agreement or other written agreement will control over the terms of the Plan.
10.15.   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.16.   Cancellation and Clawback.
(a)   The Administrator may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include a Termination of Service with or without Cause (and, in the case of any Cause that is resulting from an indictment or other non-final determination, the Administrator may provide for such Award to be held in escrow or abeyance until a final resolution of the matters related to such event occurs, at which time the Award shall either be reduced, cancelled or forfeited (as provided in such Award Agreement) or remain in effect, depending on the outcome), violation of material policies, breach of non-competition, non-solicitation, confidentiality or other restrictive covenants, or requirements to comply with minimum share ownership requirements, that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
(b)   The Administrator shall have full authority to implement any policies and procedures necessary to comply with any reduction, cancellation, forfeiture or recoupment requirement imposed under any Applicable Laws, rules, regulations or stock exchange listing standard or under any associated Company recoupment policy, including Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act, Section 10D of the Exchange Act, Section 303A.14 of the NYSE Listed Company Manual and any rules promulgated thereunder and any other regulatory regimes. By participating in the Plan, each Participant acknowledges that, notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time (including the Clarivate Plc Executive Compensation Recoupment Policy, the Clarivate Plc Detrimental Conduct Clawback Policy and any other such policy adopted to comply with Rule 10D-1 of the Exchange Act and any related listing rules or regulations, including Section 303A.14 of the NYSE Listed Company Manual), and the Administrator may, to the extent permitted, and shall, to the extent required, by Applicable Laws, stock exchange rules or Company policy or arrangement, cancel or require forfeiture or reimbursement of any Awards granted to the Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards.
10.17.   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.18.   Conformity to Securities Laws.   The Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.19.   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
10.20.   Broker-Assisted Sales.   In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.6: (a) any Shares to be sold through the

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broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.
ARTICLE XI
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1.   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
11.2.   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations; the applicable rules of any stock exchange or quotation system on which the Shares are listed or quoted; and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.3.   “Affiliate” means any entity that, directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Company.
11.4.   “Award” means, individually or collectively, a grant under the Plan of Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, or Other Share or Cash Based Awards.
11.5.   “Award Agreement” means a written agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.6.   “Board” means the Board of Directors of the Company.
11.7.   “Cause” means, with respect to a Participant, “Cause” (or any term of similar effect) as defined in such Participant’s employment agreement with the Company if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then Cause shall include, but not be limited to: (a) the Participant’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any material breach of a written agreement between the Participant and the Company, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (b) the Participant’s commission of, indictment for or the entry of a plea of guilty or nolo contendere by the Participant to, a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (c) the Participant’s negligence or willful misconduct in the performance of the Participant’s duties or the Participant’s willful or repeated failure or refusal to substantially perform assigned duties; (d) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the Participant against the Company; or (e) any acts, omissions or statements by a Participant which the Company determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the Company.
11.8.   “Change in Control” means the occurrence of any one or more of the following events:
(a)   any person (as defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, “Person”), other than (i) any employee plan established by the Company or any Subsidiary, (ii) the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) an entity owned, directly or indirectly, by shareholders

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of the Company in substantially the same proportions as their ownership of the Company, is (or becomes, during any 12-month period) the beneficial owner (as defined in Rule 13d-3 under the Exchange Act, “Beneficial Owner”), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person, any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of the total voting power of the stock of the Company; provided that the provisions of this subsection (a) are not intended to apply to or include as a Change in Control any transaction that is specifically excepted from the definition of Change in Control under subsection (c) of this Section 11.8;
(b)   a change in the composition of the Board such that, during any 12-month period, the individuals who, as of the beginning of such period, constitute the Board (the “Existing Board”) cease for any reason to constitute at least 50% of the Board; provided, however, that any individual becoming a member of the Board subsequent to the beginning of such period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors immediately prior to the date of such appointment or election shall be considered as though such individual were a member of the Existing Board; provided further, that, notwithstanding the foregoing, no individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act or successor statutes or rules containing analogous concepts) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or Person other than the Board, shall in any event be considered to be a member of the Existing Board;
(c)   the consummation of a merger, amalgamation or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with such a transaction pursuant to applicable stock exchange requirements; provided that immediately following such transaction the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such transaction or parent entity thereof) 50% or more of the total voting power and total Fair Market Value of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, 50% or more of the total voting power and total Fair Market Value of the stock of such surviving entity or parent entity thereof); and provided further, that such a transaction effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 50% or more of either the then-outstanding Shares or the combined voting power and total Fair Market Value of the Company’s then-outstanding voting securities shall not be considered a Change in Control; or
(d)   the sale or disposition by the Company of all or substantially all of the Company’s assets in which any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.
Notwithstanding the foregoing, (A) no Change in Control shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (B) no Change in Control shall be deemed to have occurred upon the acquisition of additional control of the Company by any Person that is considered to effectively control the Company. In no event will a Change in Control be deemed to have occurred if any Participant is part of a “group” within the meaning of Section 13(d)(3) of the Exchange Act that effects a Change in Control. Notwithstanding the foregoing or any provision of this Agreement to the contrary, for any Award that provides for accelerated distribution on a Change in Control of amounts that constitute “deferred compensation”

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(as defined in Section 409A), if the event that constitutes such Change in Control does not also constitute a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets (in either case, as defined in Section 409A), such amount shall not be distributed on such Change in Control but instead shall vest as of such Change in Control and shall be distributed on the scheduled payment date specified in the applicable Award Agreement, except to the extent that earlier distribution would not result in the Participant who holds such Award incurring interest or additional tax under Section 409A.
11.9.   “Code” means the Internal Revenue Code of 1986, as amended.
11.10.   “Committee” means one or more committees or subcommittees of the Board, which may include one or more Directors or Officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
11.11.   “Company” means Clarivate Plc, a public limited company incorporated under the laws of Jersey, Channel Islands, or any successor.
11.12.   “Consultant” means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity, or who has accepted an offer to render services to such entity, if the consultant or adviser: (a) renders or will render bona fide services to the Company; (b) renders or will render services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) is a natural person.
11.13.   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.14.   “Director” means a Board member.
11.15.   “Dividend Equivalent” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.16.   “Employee” means any individual, including any Officer, employed by the Company or any Subsidiary or any prospective employee or Officer who has accepted an offer of employment from the Company or any Subsidiary, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or Applicable Laws.
11.17.   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.18.   “Fair Market Value” means, as of any date, for purposes of establishing the exercise price of Options or Share Appreciation Rights under the Plan, the value of Shares determined as follows: (a) if the Shares are listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Shares are not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Shares, the Administrator will determine the Fair Market Value in its discretion. For all other purposes, the Fair Market Value shall be determined by a reasonable and consistent application of a reasonable valuation method previously approved by the Administrator; it being understood that different purposes under the Plan may use different methods but that the same purpose under the Plan shall use the same method, unless the Administrator approves a different method to apply reasonably and consistently for such same purpose that arises subsequent to such approval.

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11.19.   “Good Reason” shall have the meaning set forth in the Participant’s employment, service, severance or other similar contract or agreement with the Company or its applicable subsidiary, or, if there is no such agreement or contract containing a definition of Good Reason for an applicable Participant, Participant’s resignation will be for “Good Reason” if Participant resigns within ninety days after any of the following events, unless Participant consents to the applicable event: (a) a decrease in Participant’s annual base salary, other than a reduction in annual base salary of less than 10% that is implemented in connection with a contemporaneous reduction in annual base salaries affecting other senior executives of the Company; or (b) a material decrease in Participant’s authority or areas of responsibility as are commensurate with Participant’s then-current title or position (other than in connection with a corporate transaction where Participant continues to hold such position with respect to the Company’s business, substantially as such business exists prior to the date of consummation of such corporate transaction, but does not hold such position with respect to the successor corporation). Notwithstanding the foregoing, no Good Reason will have occurred unless and until Participant has: (i) provided the Company, within 60 days of Participant’s knowledge of the occurrence of the facts and circumstances underlying the Good Reason event, written notice stating with specificity the applicable facts and circumstances underlying such finding of Good Reason; and (ii) provided the Company with an opportunity to cure the same within 30 days after the receipt of such notice.
11.20.   “Greater Than 10% Shareholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of equity securities of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.21.   “Incentive Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.22.   “Non-Qualified Option” means an Option not intended or not qualifying as an Incentive Option.
11.23.   “Officer” means an Employee who is an executive officer of the Company within the meaning of Section 16 of the Exchange Act.
11.24.   “Option” means an option to purchase Shares.
11.25.   “Other Share or Cash Based Awards” means cash awards, Share awards, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares, cash or other property.
11.26.   “Overall Share Limit” means 85,000,000 Shares.
11.27.   “Participant” means a Service Provider who has been granted an Award.
11.28.   “Performance Criteria” mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or product line of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Administrator may provide for the adjustment to Performance Criteria (or the determination of achievement of such Performance Criteria) to account for the impact of an event or occurrence which the Administrator determines should appropriately be addressed or on account of such other terms and conditions as the Administrator deems appropriate.
11.29.   “Plan” means this 2019 Incentive Award Plan, as amended and restated on June 1, 2025.
11.30.   “Restricted Share” means a Share awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.31.   “Restricted Share Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.
11.32.   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.

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11.33.   “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.34.   “Securities Act” means the Securities Act of 1933, as amended.
11.35.   “Service Provider” means an Employee, Consultant or Director or any other person that constitutes an “employee” as defined under General Instruction A of Form S-8.
11.36.   “Share” means an ordinary share in the capital of the Company.
11.37.   “Share Appreciation Right” means a share appreciation right granted under Article V.
11.38.   “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company, if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.39.   “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or business acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.40.   “Termination of Service” means the date the Participant ceases to be a Service Provider.
* * * * *

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V62766-P26893 For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! CLARIVATE PLC 70 ST MARY AXE LONDON EC3A 8BE UNITED KINGDOM 1b. Valeria Alberola 1c. Jane Okun Bomba 1d. Usama N. Cortas 1e. Suzanne Heywood 1f. Adam T. Levyn 1j. Matitiahu (Matti) Shem Tov 1i. Saurabh Saha 1h. Wendell Pritchett 1g. Anthony Munk 1a. Andrew Snyder THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RE-ELECTION OF DIRECTORS; 1. RE-ELECTION OF DIRECTORS Nominees: CLARIVATE PLC 2. APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. 3. REAPPOINTMENT OF OUR AUDITORS, RATIFICATION OF THEIR APPOINTMENT AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS ON AN ADVISORY, NON-BINDING BASIS, AND AUTHORIZATION OF OUR BOARD OF DIRECTORS, ACTING THROUGH ITS AUDIT COMMITTEE, TO DETERMINE THE FEES TO BE PAID TO THE AUDITORS. 4. APPROVAL OF THE CLARIVATE PLC AMENDED AND RESTATED 2019 INCENTIVE AWARD PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3, 4 AND 5. NOTE: This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all director nominees in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! 5. AUTHORIZATION TO REPURCHASE THE COMPANY'S ORDINARY SHARES IN OPEN-MARKET TRANSACTIONS. ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 2, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please mail your proxy card in the enclosed postage-paid return envelope no later than April 18, 2025 in order to allow sufficient time for us to receive your proxy card by mail. VOTE BY EMAIL You can also vote by email by sending a scanned PDF version of the original completed and signed proxy card by email to Company.Secretary@clarivate.com. A proxy card sent to us by email must be received by us no later than 11:59 P.M. Eastern Time on May 2, 2025. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

V62767-P26893 Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. CLARIVATE PLC Annual General Meeting of Shareholders May 7, 2025 1:00 PM BST/8:00 AM EDT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Andrew Snyder, Matitiahu (Matti) Shem Tov, Jonathan Collins and John Doulamis, and each of them, each with the power of substitution and power to act alone, as proxies to vote all the ordinary shares that the undersigned would be entitled to vote if personally present and acting at the Annual General Meeting of Shareholders of Clarivate Plc to be held on May 7, 2025 or at any continuation, postponement or adjournment thereof. (Continued and to be signed on reverse side)